                                                                EXHIBIT 10.6



                                                                  EXECUTION COPY

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                             TWCC ACQUISITION CORP.
             (to be merged with and into The William Carter Company)

                      ------------------------------------

                                CREDIT AGREEMENT

                          dated as of October 30, 1996

                      ------------------------------------

                                  $100,000,000
                                 Credit Facility

                      ------------------------------------

                             CHASE SECURITIES INC.,
                           as Advisor and as Arranger,

                           BT SECURITIES CORPORATION,
                                  as Arranger,

                             BANKERS TRUST COMPANY,
                              as Syndication Agent,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as Documentation Agent,

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent


================================================================================

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SECTION 1.  DEFINITIONS....................................................  1

         1.1   Defined Terms...............................................  1
         1.2   Other Definitional Provisions............................... 22

SECTION 2.     TERM LOANS.................................................. 23

         2.1   Term Loans.................................................. 23
         2.2   Repayment of Term Loans..................................... 23
         2.3   Use of Proceeds............................................. 23

SECTION 3.     AMOUNT AND TERMS OF REVOLVING CREDIT
               COMMITMENTS................................................. 23

         3.1   Revolving Credit Commitments................................ 23
         3.2   Commitment Fee.............................................. 24
         3.3   Proceeds of Revolving Credit Loans.......................... 24
         3.4   Swing Line Commitment....................................... 24
         3.5   Issuance of Letters of Credit............................... 26
         3.6   Participating Interests..................................... 26
         3.7   Procedure for Opening Letters of Credit..................... 26
         3.8   Payments in Respect of Letters of Credit.................... 27
         3.9   Letter of Credit Fees....................................... 27
         3.10  Letter of Credit Reserves................................... 28
         3.11  Further Assurances.......................................... 29
         3.12  Obligations Absolute........................................ 29
         3.13  Assignments................................................. 30
         3.14  Participations.............................................. 30

SECTION 4.     GENERAL PROVISIONS APPLICABLE TO LOANS...................... 30

         4.1   Procedure for Borrowing..................................... 30
         4.2   Conversion and Continuation Options......................... 31
         4.3   Changes of Commitment Amounts............................... 32
         4.4   Optional and Mandatory Prepayments; Repayments of Term
               Loans....................................................... 33
         4.5   Interest Rates and Payment Dates............................ 36
         4.6   Computation of Interest and Fees............................ 36
         4.7   Certain Fees................................................ 37
         4.8   Inability to Determine Interest Rate........................ 37
         4.9   Pro Rata Treatment and Payments............................. 37
         4.10  Illegality.................................................. 40
         4.11  Requirements of Law......................................... 40
         4.12  Indemnity................................................... 43

                                                                          Page
                                                                          ----

         4.13  Repayment of Loans; Evidence of Debt........................ 44
         4.14  Replacement of Lenders...................................... 45

SECTION 5.     REPRESENTATIONS AND WARRANTIES.............................. 45

         5.1   Financial Condition......................................... 45
         5.2   No Change................................................... 46
         5.3   Corporate Existence; Compliance with Law.................... 47
         5.4   Corporate Power; Authorization.............................. 47
         5.5   Enforceable Obligations..................................... 48
         5.6   No Legal Bar................................................ 48
         5.7   No Material Litigation...................................... 49
         5.8   Investment Company Act...................................... 49
         5.9   Federal Regulation.......................................... 49
         5.10  No Default.................................................. 49
         5.11  Taxes....................................................... 49
         5.12  Subsidiaries................................................ 50
         5.13  Ownership of Property; Liens................................ 50
         5.14  ERISA....................................................... 50
         5.15  Collateral Documents........................................ 51
         5.16  Copyrights, Patents, Permits, Trademarks and Licenses....... 52
         5.17  Environmental Matters....................................... 52
         5.18  Accuracy and Completeness of Information.................... 53

SECTION 6.     CONDITIONS PRECEDENT........................................ 53

         6.1   Conditions to Initial Loans and Letters of Credit........... 53
         6.2   Conditions to All Loans and Letters of Credit............... 58

SECTION 7.     AFFIRMATIVE COVENANTS....................................... 59

         7.1   Financial Statements........................................ 59
         7.2   Certificates; Other Information............................. 60
         7.3   Payment of Obligations...................................... 62
         7.4   Conduct of Business and Maintenance of Existence............ 62
         7.5   Maintenance of Property; Insurance.......................... 62
         7.6   Inspection of Property; Books and Records; Discussions...... 63
         7.7   Notices..................................................... 63
         7.8   Environmental Laws.......................................... 64
         7.9   Additional Collateral....................................... 65

                                                                          Page
                                                                          ----

SECTION 8.     NEGATIVE COVENANTS.......................................... 67

         8.1   Indebtedness................................................ 67
         8.2   Limitation on Liens......................................... 70
         8.3   Limitation on Contingent Obligations........................ 71
         8.4   Prohibition of Fundamental Changes.......................... 72
         8.5   Prohibition on Sale of Assets............................... 72
         8.6   Limitation on Investments, Loans and Advances............... 73
         8.7   Capital Expenditures........................................ 75
         8.8   Consolidated EBITDA......................................... 75
         8.9   Debt to EBITDA.............................................. 76
         8.10  Interest Coverage........................................... 77
         8.11  Limitation on Dividends..................................... 78
         8.12  Transactions with Affiliates................................ 80
         8.13  Prepayments and Amendments of Subordinated Debt and Equity.. 80
         8.14  Limitation on Changes in Fiscal Year........................ 81
         8.15  Limitation on Lines of Business............................. 81

SECTION 9.     EVENTS OF DEFAULT........................................... 81

SECTION 10.    THE ADMINISTRATIVE AGENT; THE ISSUING LENDER................ 84

         10.1  Appointment................................................. 84
         10.2  Delegation of Duties........................................ 85
         10.3  Exculpatory Provisions...................................... 85
         10.4  Reliance by Administrative Agent............................ 85
         10.5  Notice of Default........................................... 86
         10.6  Non-Reliance on Administrative Agent and Other Lenders...... 86
         10.7  Indemnification............................................. 87
         10.8  The Administrative Agent in its Individual Capacity......... 87
         10.9  Successor Administrative Agent.............................. 87
         10.10 Issuing Lender as Issuer of Letters of Credit............... 88

SECTION 11.    MISCELLANEOUS............................................... 88

         11.1  Amendments and Waivers...................................... 88
         11.2  Notices..................................................... 90
         11.3  No Waiver; Cumulative Remedies.............................. 91
         11.4  Survival of Representations and Warranties.................. 91
         11.5  Payment of Expenses and Taxes............................... 91
         11.6  Successors and Assigns; Participations and Assignments...... 92
         11.7  Adjustments; Set-off........................................ 96
         11.8  Counterparts................................................ 97
         11.9  Governing Law; No Third Party Rights........................ 97

                                                                          Page
                                                                          ----

         11.10 Submission to Jurisdiction; Waivers......................... 98
         11.11 Releases.................................................... 98
         11.12 Interest.................................................... 98
         11.13 Special Indemnification..................................... 99
         11.14 Permitted Payments and Transactions.........................100

SCHEDULES

Schedule I         List of Addresses for Notices; Lending Offices; Commitment
                   Amounts
Schedule II        List of Letters of Credit
Schedule 5.1(b)    Capital Stock
Schedule 5.12      Subsidiaries
Schedule 5.13      Fee and Leased Properties
Schedule 5.15(b)   UCC Filing Offices
Schedule 5.16      Trademarks and Copyrights
Schedule 8.1(a)    Indebtedness to Remain Outstanding
Schedule 8.2(h)    Existing Liens
Schedule 8.3(d)    Existing Contingent Obligations

EXHIBITS

EXHIBIT A     Form of Revolving Credit Note
EXHIBIT B     Form of Term Loan Note
EXHIBIT C     Form of Swing Line Note
EXHIBIT D     Form of Assignment and Acceptance
EXHIBIT E     Form of Company Security Agreement
EXHIBIT F-1   Form of Holdings Guarantee
EXHIBIT F-2   Form of Subsidiary Guarantee
EXHIBIT G-1   Form of Holdings Pledge Agreement
EXHIBIT G-2   Form of Company Pledge Agreement
EXHIBIT H     Form of L/C Participation Certificate
EXHIBIT I     Form of Swing Line Loan Participation Certificate
EXHIBIT J     Form of Subsection 4.11(d)(2) Certificate
EXHIBIT K-1   Form of Opinion of Gibson, Dunn & Crutcher LLP
EXHIBIT K-2   Form of Opinion of Testa, Hurwitz & Thibeault, LLP
EXHIBIT L-1   Form of Company Closing Certificate
EXHIBIT L-2   Form of Subsidiaries Closing Certificate
EXHIBIT L-3   Form of Holdings Closing Certificate
EXHIBIT M     Form of Mortgage Counterpart

            CREDIT AGREEMENT, dated as of October 30, 1996, among TWCC ACQUISITION CORP., a Massachusetts corporation ("AcquisitionCo" or as hereinafter defined to the extent provided in such definition, the "Company") (to be merged with and into The William Carter Company, a Massachusetts corporation ("Carter's"), the several lenders from time to time parties hereto (the "Lenders"), CHASE SECURITIES INC. ("CSI") and BT SECURITIES CORPORATION ("BTSC"), as arrangers (the "Arrangers"), CSI, as advisor to the Company in connection with the Merger (as defined below) and the other transactions contemplated hereby, BANKERS TRUST COMPANY, as syndication agent (in such capacity, the "Syndication Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("Goldman Sachs"), as documentation agent (in such capacity, the "Documentation Agent") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, AcquisitionCo and Carter's have entered into an Agreement and Plan of Merger dated as of September 18, 1996 (as amended, supplemented or otherwise modified from time to time, the "Merger Agreement"), pursuant to which AcquisitionCo will be merged with and into Carter's (the "Merger"), Carter's being the surviving corporation of the Merger, and (i) the shares of the Capital Stock (as defined below) of Carter's outstanding immediately prior to the Merger will be converted into and will represent the right to receive $202,500,000, as such amount may be adjusted pursuant to the Merger Agreement (the "Merger Consideration") and (ii) each outstanding share of common stock of AcquisitionCo will be converted into one share of the common stock of the surviving corporation; and

            WHEREAS, in connection with the Merger, the Company has entered into a Bridge Loan Agreement (as defined below) providing for $90,000,000 of Bridge Subordinated Debt, the proceeds of which will be used to finance a portion of the Merger; and

            WHEREAS, prior to the Merger, AcquisitionCo, and thereafter, Carter's (the "Company") have requested the Lenders to make loans and other extensions of credit available to the Company to enable the Company to finance a portion of the Merger and for the other purposes set forth herein;

            NOW, THEREFORE, the Company, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders agree as follows:

            SECTION 1. DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the terms defined in the caption hereto shall have the meanings set forth therein, and the following terms have the following meanings:

            "Additional Mortgage": as defined in subsection 7.9(e).

            "Affiliate": of any Person (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or
      (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect,
      (x) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, whether by ownership of securities, contract, proxy or otherwise, or (y) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise.

            "Agreement": this Credit Agreement, as amended, supplemented or modified from time to time.

            "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
      (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

            "Alternate Base Rate Lending Office": as to each Lender, the office of such Lender located within the United States which shall be making or maintaining Alternate Base Rate Loans.

            "Alternate Base Rate Loans": Loans at such time as they are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

            "Applicable Cash Flow Percentage": for any fiscal year, 75%, which percentage shall be reduced to 50% on or after the date that is the later of (x) the last day of the 1997 fiscal year and (y) any date on which the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA determined pursuant to subsection 8.9 is less than or equal to 3.75 to 1.00.

            "Applicable Margin": for Term Loans, Revolving Credit Loans and Swing Line Loans of the Types set forth below, the rate per annum set forth under the relevant column heading opposite such Loans below:

                                          Alternate
                                          Base Rate         Eurodollar
                                          Loans             Loans
                                          ---------         ----------

            Term Loans:                    2.00%                3.00%
            Revolving Credit Loans:        1.50%                2.50%
            Swing Line Loans:              1.50%       Not applicable

            "Arrangers": as defined in the Preamble hereto.

            "Asset Sale": any sale, sale-leaseback, or other disposition by the Company or any Subsidiary thereof of any of its property or assets, including the stock of any Subsidiary of the Company, except sales and dispositions permitted by subsections 8.5(a), (b), (c), (f) and (g).

            "Assignee": as defined in subsection 11.6(c).

            "Assignment and Acceptance": an assignment and acceptance substantially in the form of Exhibit D.

            "Available Revolving Credit Commitment": as to any Lender, at a particular time, an amount equal to (a) the amount of such Lender's Revolving Credit

      Commitment at such time less (b) the sum of (i) the aggregate unpaid principal amount at such time of all Revolving Credit Loans made by such Lender pursuant to subsection 3.1, (ii) such Lender's Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of all Swing Line Loans, provided that for purposes of calculating the Revolving Credit Commitments pursuant to subsection 3.2 the amount referred to in this clause (ii) shall be zero, (iii) such Lender's L/C Participating Interest in the aggregate amount available to be drawn at such time under all outstanding Letters of Credit issued by the Issuing Lender and (iv) such Lender's Revolving Credit Commitment Percentage of the aggregate outstanding amount of L/C Obligations; collectively, as to all the Lenders, the "Available Revolving Credit Commitments".

            "Bankruptcy Code": Title I of the Bankruptcy Reform Act of 1978, as amended and codified at Title 11 of the United States Code.

            "Board": the Board of Governors of the Federal Reserve System, together with any successor.

            "Borrowing Date": any Business Day specified in a notice pursuant to
      (a) subsection 3.4 or 4.1 as a date on which the Company requests the Swing Line Lender or the Lenders to make Loans hereunder or (b) subsection
      3.5 as a date on which the Company requests the Issuing Lender to issue a Letter of Credit hereunder.

            "Bridge Loan Agreement": the Bridge Loan Agreement dated as of October 30, 1996 among AcquisitionCo, Bankers Trust Company, as administrative agent, and the lenders from time to time parties thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms of this Agreement.

            "Bridge Subordinated Debt": the subordinated bridge loans or exchange notes of the Company outstanding from time to time pursuant to the Bridge Loan Agreement or the Indenture contemplated thereby.

            "Bridge Subordinated Debt Documents": the Bridge Loan Agreement and the notes evidencing the Bridge Subordinated Debt.

            "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

            "Capital Expenditures": for any period, all amounts which would, in accordance with GAAP, be set forth as capital expenditures (exclusive of any amount attributable to capitalized interest) on the consolidated statement of cash flows or other similar statement of the Company and its Subsidiaries for such period and shall in any event include expenditures to acquire all or a portion of the Capital Stock or assets of any Person (exclusive of expenses and fees incurred in connection with an acquisition and expenditures for the acquisition of cash or working capital) but shall exclude any expenditures made with the proceeds of condemnation or eminent domain proceedings affecting real property or with insurance proceeds; provided that any Capital Expenditures financed with the proceeds of any Indebtedness permitted hereunder (other than Indebtedness incurred hereunder) shall be deemed to be a Capital Expenditure only in the period in which, and by the amount which, any principal of such Indebtedness is repaid.

            "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

            "Carter's": as defined in the Recitals hereto.

            "Cash Equivalents": (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (b) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $300,000,000, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above, and (d) commercial paper issued by any Lender or the parent corporation of any Lender, and commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Ratings Services or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition.

            "C/D Assessment Rate": for any day the net annual assessment rate (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Administrative Agent to be payable on such day to the Federal Deposit Insurance Corporation or any successor ("FDIC") for FDIC's insuring time deposits made in Dollars at offices of the Administrative Agent in the United States.

            "C/D Reserve Percentage": for any day as applied to any Base CD Rate, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

            "Change in Law": with respect to any Lender, the adoption of, or change in, any law, rule, regulation, policy, guideline or directive (whether or not having the force of law) or any change in the interpretation or application thereof by any

      Governmental Authority having jurisdiction over such Lender, in each case after the Closing Date.

            "Change of Control": shall be considered to have occurred if (i) at any time prior to an IPO by the Company or Holdings, the Investors or any of their Affiliates (provided that, for purposes of this definition only, the reference to 25% in the definition of Affiliate contained in subsection 1.1 shall be deemed to be 51%) or Subsidiaries, shall cease to own, directly or indirectly, in the aggregate, at least 51% of the issued and outstanding voting stock of Holdings, or Holdings shall cease to own 100% of the issued and outstanding voting stock of the Company, in each case free and clear of all Liens (except, in the case of the Capital Stock of the Company owned by Holdings, for Liens created by the Holdings Pledge Agreement) and (ii) at any time after an IPO by the Company or Holdings, if any Person (other than the Investors, any of their Affiliates or Subsidiaries, any Person that is a member of the senior management of the Company or Holdings, any entity the majority of the equity ownership interests of which is owned by such senior management of the Company or Holdings or any Person acting in the capacity of an underwriter), whether singly or in concert with one or more Persons, shall, directly or indirectly, have acquired, or acquire the power (x) to vote or direct the voting of 30% or more, on a fully diluted basis, of the outstanding common stock of the Company or of the common stock of Holdings or (y) to elect or designate for election a majority of the Board of Directors of the Company by voting power, contract or otherwise.

            "Chase": The Chase Manhattan Bank, a New York banking corporation, and its successors.

            "Closing Date": the date (which shall be on or prior to November 30, 1996) on which the Lenders make their initial Loans or the Issuing Lender issues the initial Letter of Credit.

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": all assets of the Credit Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Commercial L/C": a commercial documentary Letter of Credit under which the Issuing Lender agrees to make payments in Dollars for the account of the Company, on behalf of the Company or a Subsidiary thereof, in respect of obligations of the Company or such Subsidiary in connection with the purchase of goods or services in the ordinary course of business.

            "Commitment": as to any Lender at any time, such Lender's Swing Line Commitment, Term Loan Commitment and Revolving Credit Commitment; collectively, as to all the Lenders, the "Commitments".

            "Commitment Percentage": as to any Lender at any time, its Term Loan Commitment Percentage or its Revolving Credit Commitment Percentage, as the context may require.

            "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

            "Company": as defined in the Recitals hereto.

            "Company Pledge Agreement": the Pledge Agreement, substantially in the form of Exhibit G-2, to be made by the Company in favor of the Administrative Agent, for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

            "Company Preferred Stock": the fixed-rate preferred stock of the Company to be issued on or before the Closing Date having an aggregate liquidation value of $20,000,000 (net of an allocable fee not to exceed $3,000,000).

            "Company Security Agreement": the Company Security Agreement, substantially in the form of Exhibit E, to be made by the Company in favor of the Administrative Agent, for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

            "Consolidated Current Assets": at a particular date, all amounts which would, in conformity with GAAP, be included under current assets on a consolidated balance sheet of the Company and its Subsidiaries as at such date.

            "Consolidated Current Liabilities": at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a consolidated balance sheet of the Company and its Subsidiaries as at such date, excluding the current portion of long-term debt and the entire outstanding principal amount of the Revolving Credit Loans.

            "Consolidated EBITDA": for any period, the consolidated net income of the Company and its Subsidiaries for such period, plus, without duplication and to the extent reflected as a charge in the statement of such consolidated net income for such period, the sum of (a) total income tax expense (including the tax expense or benefit related to the Company Preferred Stock), (b) interest expense, amortization or writeoff of debt discount, debt issuance, warrant and other equity (including Company Preferred Stock) issuance costs and commissions, discounts, redemption premium and other fees and charges associated with the Loans, Standby L/Cs, the Subordinated Debt or the acquisition or repayment of any debt securities of the Company permitted hereunder, and net costs associated with Interest Rate Agreements to which the

      Company is a party in respect of the Loans (including commitment fees and other periodic bank charges), (c) costs of surety bonds, (d) depreciation and amortization expense, (e) amortization of inventory write-up under APB 16, amortization of intangibles (including, but not limited to, goodwill and costs of interest-rate caps, license agreements and the cost of non-competition agreements) and organization costs, (f) non-cash amortization of Financing Leases, (g) franchise taxes, (h) management fees paid as contemplated by subsection 11.14(a) and charges related to management fees prepaid in connection with the Merger, (i) all cash dividend payments (and non-cash dividend expenses) on any series of preferred stock (including the Company Preferred Stock), (j) any expenses incurred in connection with the Merger including but not limited to bonuses paid to management, seller's and Company's fees and expenses and payments under the Long-Term Incentive Compensation and Management Equity Participation Agreements, (k) expenses recorded in historical periods through the Closing Date related to the Long-Term Incentive Compensation Plan, Management Equity Participation Plan and Allocation of Class C Common Stock, (l) any other write-downs, write-offs, minority interests and other non-cash charges in determining such consolidated net income for such period and (m) all extraordinary non-cash charges in determining such consolidated net income for such period; provided that (i) the cumulative effect of a change in accounting principles (effected either through cumulative effect adjustment or a retroactive application) shall be excluded, (ii) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded; (iii) the impact of foreign currency translations shall be excluded; and (iv) all other extraordinary gains and losses shall be excluded.

            "Consolidated Funded Indebtedness": at a particular date, all Indebtedness (other than Indebtedness described in clauses (b), (c), (d) or (e) of the definition of "Indebtedness" included in this subsection 1.1) of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP at such date.

            "Contingent Obligation": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount (based on the maximum reasonably anticipated net liability in respect thereof as determined by the Company in good faith) of the primary obligation or portion thereof in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated net liability in respect thereof (assuming such Person is required to perform thereunder) as determined by the Company in good faith.

            "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

            "Credit Documents": the collective reference to this Agreement, the Notes, the Pledge Agreements, the Security Agreements and the Guarantees.

            "Credit Parties": the collective reference to Holdings, the Company and each Subsidiary of the Company which may from time to time be party to a Credit Document.

            "Default": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

            "Dollars" and "$": dollars in lawful currency of the United States.

            "Domestic Subsidiary": any Subsidiary of the Company other than a Foreign Subsidiary.

            "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority or requirements of law (including, without limitation, common law) regulating or imposing liability or standards of conduct concerning environmental or public health protection matters, including, without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

            "Environmental Permits": any and all permits, licenses, registrations, notifications, exemptions and any other authorizations required under any Environmental Law.

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.

            "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined by the Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, "Eurodollar Base Rate" shall mean, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chase is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

            "Eurodollar Lending Office": as to any Lender the office of such Lender which shall be making or maintaining Eurodollar Loans.

            "Eurodollar Loans": Loans at such time as they are made and/or being maintained at a rate of interest based upon a Eurodollar Rate.

            "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                    -----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

            "Event of Default": any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

            "Excess Cash Flow": for any fiscal year of the Company, commencing with the fiscal year ending on December 31, 1997, the excess of (a) Consolidated EBITDA for such fiscal year over (b) the sum, without duplication, of (i) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such fiscal year on account of capital expenditures (other than capital expenditures made with the proceeds of eminent domain or condemnation proceedings to the extent such proceeds are not included in the determination of Consolidated EBITDA for such fiscal year), (ii) the aggregate amount of payments of principal in respect of any Indebtedness during such fiscal year (other than any such payments of principal pursuant to subsections 4.4(b)(i), (ii), (iii) and (iv) or any such payments of principal in respect of any revolving credit facility to the extent that there is not an equivalent reduction in such facility), (iii) increases in working capital (calculated as Consolidated Current Assets at the end of such fiscal year minus Consolidated Current Liabilities as at the end of such fiscal year) of the Company and its Subsidiaries for such fiscal year (excluding any increase in cash or Cash Equivalents above an increase deemed in good faith by the Company to be necessary or desirable for the operation of the business of the Company and its Subsidiaries),
      (iv) cash interest expense (including fees paid in connection with Letters of Credit and surety bonds and commitment fees and other periodic bank charges) of the Company, (v) the amount of dividends actually paid in cash by the Company to Holdings during such fiscal year to the extent not deducted from revenues in determining consolidated net income of the Company and its Subsidiaries for such fiscal year, in accordance with subsection 8.11(c)(i), (ii), (iv) and (v), (vi) the amount of taxes actually paid in cash by the Company and its Subsidiaries for such fiscal year either during such fiscal year or within a normal payment period thereof, (vii) the amount of cash actually paid to repurchase Capital Stock of Holdings pursuant to subsection 8.11(c)(iii), (viii) to the extent added to consolidated net income of the Company and its Subsidiaries in calculating Consolidated EBITDA for such fiscal year, the net cost of Interest Rate Agreements, franchise taxes and management fees,
      (ix) the net income of any Subsidiary shall be excluded to the extent that such amount is accounted for under the equity method to the extent cash dividends are not paid or the declaration or payment of dividends is not permitted without prior governmental approval (which has not been obtained), and (x) the amount of cash actually paid by the Company in connection with clauses (b) (without duplication) (g), (h), (i), (j), (k) and (iii) and (iv) of clause (m) in the definition of Consolidated EBITDA.

            "Existing Credit Agreement": the Second Amended and Restated Credit Agreement, dated as of December 5, 1991, among The William Carter Company (for itself and as successor in interest to Carter Holdings Corp.), the Lenders named therein, and The Bank of New York, as Agent and Issuing Bank, as amended by Amendment Nos. 1, 2, 3, 4, 5 and 6 dated September 30, 1993, June 30, 1994, October 31, 1994, November 18, 1994, April 30, 1995,
      and May 23, 1996, respectively, and all agreements and instruments related thereto.

            "Fee Property": as defined in subsection 5.13.

            "Financing Lease": (a) any lease of property, real or personal, the obligations under which are capitalized on a consolidated balance sheet of the Company and its consolidated Subsidiaries, and (b) any other such lease to the extent that the then present value of any rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

            "Foreign Subsidiary": any Subsidiary of the Company which is not organized under the laws of the United States or any state thereof or the District of Columbia. For purposes of subsections 8.1, 8.3 and 8.6, Carter's de San Pedro, Inc., a Delaware corporation, shall be deemed to be a Foreign Subsidiary except to the extent that any Indebtedness incurred by it, any Guarantee made for its benefit or any investment, loan or advance made to it are for the purpose of financing the acquisition or construction of assets or the conduct of businesses (including its existing business in the Dominican Republic) that are generally the subject of liens perfected in accordance with a Subsidiary Security Agreement or other Security Document reasonably satsfactory to the Administrative Agent.

            "GAAP": generally accepted accounting principles in the United States in effect from time to time.

            "Governmental Authority": any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Guarantees": the collective reference to the Holdings Guarantee, the Subsidiary Guarantee and any guarantee which may from time to time be executed and delivered by a Subsidiary of the Company pursuant to subsection 7.9.

            "Hazardous Materials": any hazardous materials, hazardous wastes, hazardous pesticides or hazardous or toxic substances, and any other material that may give rise to liability under any Environmental Law, including, without limitation, asbestos, petroleum, any other petroleum products (including gasoline, crude oil or any fraction thereof), polychlorinated biphenyls and urea-formaldehyde insulation.

            "Holdings": Carter Holdings, Inc., a Massachusetts corporation.

            "Holdings Guarantee": the Holdings Guarantee substantially in the form of Exhibit F-1, to be made by Holdings in favor of the Administrative Agent, for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

            "Holdings Pledge Agreement": the Pledge Agreement, substantially in the form of Exhibit G-1, to be made by Holdings in favor of the Administrative Agent, for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

            "Holdings Subordinated Debt": as defined in subsection 6.1(c)(ii).

            "Indebtedness": of a Person, at a particular date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) the undrawn face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder and unpaid reimbursement obligations with respect thereto, (c) all liabilities (other than Lease Obligations) secured by any Lien on any property owned by such Person, even though such Person has not assumed or become liable for the payment thereof, (d) Financing Leases and (e) all indebtedness of such Person arising under acceptance facilities; but excluding (i) trade and other accounts payable and accrued expenses payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person and (ii) letters of credit supporting the purchase of goods in the ordinary course of business and expiring no more than six months from the date of issuance.

            "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

            "Insolvent": pertaining to a condition of Insolvency.

            "Installment Payment Date": as defined in subsection 4.4(c).

            "Interest Coverage Ratio": on the last day of any fiscal quarter of the Company, the ratio of (a) Consolidated EBITDA for the period of four fiscal quarters ending on such day (or, if shorter, the period commencing on the first day of the first fiscal quarter commencing on or after the Closing Date and ending on such day) to (b) cash interest expense (excluding fees payable on account of Letters of Credit, and, to the extent included in interest expense in accordance with GAAP, net costs associated with Interest Rate Agreements to which the Company is party in respect of the Loans and other periodic bank charges and amortization of debt discount (including discount of liabilities and reserves established under APB 16), costs of debt issuance and interest expense on customer deposits) for such period net of interest income, in each case for or during such period on a consolidated basis for the Company and its Subsidiaries.

            "Interest Payment Date": (a) as to Alternate Base Rate Loans, the last day of each March, June, September and December, commencing on the first such day to occur after any Alternate Base Rate Loans are made or any Eurodollar Loans are converted to Alternate Base Rate Loans, (b) as to any Eurodollar Loan in respect of which the Company has selected an Interest Period of one, two or three months, the last day of such Interest Period and (c) as to any Eurodollar Loan in respect of which the Company has selected a longer Interest Period than the periods described in clause
      (b), the last day of each March, June, September and December falling within such Interest Period and the last day of such Interest Period.

            "Interest Period": with respect to any Eurodollar Loan:

                  (a) initially, the period commencing on, as the case may be, the Borrowing Date or conversion date with respect to such Eurodollar Loan and ending one, two, three or six months thereafter (or, if and when available to all the relevant Lenders, nine or twelve months thereafter) as selected by the Company in its notice of borrowing as provided in subsection 4.1 or its notice of conversion as provided in subsection 4.2; and

                  (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter (or, if and when available to all the relevant Lenders, nine or twelve months thereafter) as selected by the Company by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect to such Eurodollar Loan;

      provided that the foregoing provisions relating to Interest Periods are subject to the following:

                  (A) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (B) any Interest Period that would otherwise extend beyond (i)
            in the case of an Interest Period for a Term Loan, the final Installment Payment Date listed on Schedule II for such Term Loan shall end on such Installment Payment Date or, if such Installment Payment Date shall not be a Business Day, on the next preceding Business Day; and (ii) in the case of any Interest Period for a Revolving Credit Loan, the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, or if the Revolving Credit Termination Date shall not be a Business Day, on the next preceding Business Day;

                  (C) if the Company shall fail to give notice as provided above in clause (b), it shall be deemed to have selected a conversion of a Eurodollar Loan into an Alternate Base Rate Loan (which conversion shall occur automatically and without need for compliance with the conditions for conversion set forth in subsection 4.2);

                  (D) any Interest Period that begins on the last day of a
            calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                  (E) the Company shall select Interest Periods so as not to require a prepayment (to the extent practicable) or a scheduled payment of a Eurodollar Loan during an Interest Period for such Eurodollar Loan.

            "Interest Rate Agreement": any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement.

            "Investcorp": Investcorp S.A., a Luxembourg corporation.

            "Investors": Investcorp, certain Affiliates and the international investors who are the initial holders of the Holdings Capital Stock.

            "IPO": any sale by either the Company or Holdings through a public offering of its common (or other voting) stock pursuant to an effective registration statement (other than a registration statement on Form S-4, S-8 or any successor or similar form) filed under the Securities Act of 1933, as amended.

            "Issuing Lenders": Chase and any of its Affiliates, including The Chase Manhattan Bank Delaware, as issuer of the Letters of Credit; with respect to any Letter of Credit, the term "Issuing Lender" shall mean the Issuing Lender with respect to such Letter of Credit.

            "L/C Application": as defined in subsection 3.5(a).

            "L/C Obligations": the obligations of the Company to reimburse the Issuing Lender for any payments made by the Issuing Lender under any Letter of Credit that have not been reimbursed by the Company pursuant to subsection 3.8(a).

            "L/C Participating Interest": an undivided participating interest in the face amount of each issued and outstanding Letter of Credit and the L/C Application relating thereto.

            "L/C Participation Certificate": a certificate in substantially the form of Exhibit I.

            "Lease Obligations": of the Company and its Subsidiaries, as of the date of any determination thereof, the rental commitments of the Company and its Subsidiaries determined on a consolidated basis, if any, under leases for real and/or personal property (net of rental commitments from sub-leases thereof), excluding however, obligations under Financing Leases.

            "Leased Properties": as defined in subsection 5.13.

            "Letters of Credit": the collective reference to the Commercial L/Cs and the Standby L/Cs; individually, a "Letter of Credit".

            "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing except for the filing of financing statements in connection with Lease Obligations incurred by the Company or its Subsidiaries to the extent that such financing statements relate to the property subject to such Lease Obligations).

            "Loans": the collective reference to the Swing Line Loans, the Term Loans and the Revolving Credit Loans; individually, a "Loan".

            "Merger": as defined in the Recitals hereto.

            "Merger Agreement": as defined in the Recitals hereto.

            "Merger Consideration": as defined in the Recitals hereto.

            "Mortgages" as defined in subsection 7.9(d).

            "Mortgaged Properties": the Real Property designated as "Mortgaged Property" on Schedule 5.13.

            "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "Net Proceeds": the aggregate cash proceeds received by Holdings, the Company or any Subsidiary of the Company in respect of:

                  (a) (i) any issuance or borrowing of any debt securities or loans by the Company or any Subsidiary other than debt or loans permitted to be incurred or borrowed pursuant to subsection 8.1 (except for the amount of Bridge Subordinated Debt or Permanent Subordinated Debt to be applied to prepay the Loans pursuant to subsection 8.1(d), which amount shall be "Net Proceeds") or (ii) any issuance of Capital Stock (excluding any such issuance to any Investor or any Affiliate thereof);

                  (b) any Asset Sale, excluding (i) any net proceeds received upon any condemnation or exercise of rights of eminent domain to the extent the same shall be deemed not to constitute Net Proceeds pursuant to the proviso to subsection 8.5(d) and (ii) any proceeds of insurance received upon any casualty or loss;

                  (c) any cash received in respect of substantially like-kind exchanges of property to the extent provided in the proviso to subsection 8.5(e); and

                  (d) any cash payments received in respect of promissory notes delivered to the Company or such Subsidiary in respect of an Asset Sale;

      in each case net of (without duplication) (A) the amount required to repay any Indebtedness (other than the Loans) secured by a Lien on any assets of the Company or a Subsidiary of the Company that are collateral for any such debt securities or loans that are sold or otherwise disposed of in connection with such Asset Sale, (B) the reasonable expenses (including legal fees and brokers' and underwriters' commissions, lenders fees or credit enhancement fees, in any case, paid to third parties or, to the extent permitted hereby, Affiliates) incurred in effecting such issuance or sale and (C) any taxes reasonably attributable to such sale and reasonably estimated by the Company or such Subsidiary to be actually payable.

            "Non-Funding Lender": as defined in subsection 4.9(c).

            "Notes": the collective reference to the Swing Line Note, the Revolving Credit Notes and the Term Loan Notes; each of the Notes, a "Note".

            "Participants": as defined in subsection 11.6(b).

            "Participating Lender": any Lender (other than the Issuing Lender) with respect to its L/C Participating Interest in each Letter of Credit.

            "Payment Sharing Notice": a written notice from the Company or any Lender informing the Administrative Agent that an Event of Default has occurred and is continuing and directing the Administrative Agent to allocate payments thereafter received from or on behalf of the Company in accordance with the provisions of subsection 4.9.

            "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

            "Permanent Subordinated Debt": (i) unsecured notes or debentures of the Company, subordinated to the prior payment of the Loans and the other obligations under the Credit Documents, that may be issued by the Company after the Closing Date, provided that (a) unless otherwise agreed to by the Supermajority Lenders, no part of the principal amount of any such notes or debentures shall have a maturity date earlier than October 31, 2004, (b) unless otherwise agreed to by the Required Lenders, the subordination provisions of which are as favorable to the Lenders as the Exchange

      Notes issued under, and as defined in, the Bridge Loan Agreement, the other terms and conditions thereof (including, without limitation, subordination, covenant and events of default provisions thereof but excluding any call protection provisions) taken as a whole shall be at least as favorable to the Company and the Lenders as the Exchange Notes issued under, and as defined in, the Bridge Loan Agreement and the non-default cash interest rate thereon shall not exceed 14% per annum and the total non-default interest rate shall not exceed 16% per annum, (c) no covenant contained in this Agreement or any of the other Credit Documents would be violated on the proposed issuance date after giving effect to (I) the issuance of such notes or debentures, (II) the payment of all issuance costs, commissions, discounts, redemption premiums and other fees and charges associated therewith, (III) the use of proceeds thereof and (IV) the redemption, repayment, retirement and repurchase of all Indebtedness of the Company and its Subsidiaries to be redeemed, repaid or repurchased in connection therewith and (d) substantially final drafts of the documentation governing any such notes or debentures, showing the terms thereof, shall have been furnished to the Lenders at least 5 days prior to the date of issuance of such notes or debentures and (ii) unsecured notes or debentures of the Company, subordinated to the prior payment of the Loans and the other obligations under the Credit Documents, that may be issued by the Company to refinance previously issued Permanent Subordinated Debt, provided that (a) unless otherwise agreed to by the Required Lenders, the maturity date, interest rate, scheduled amortization, final maturity and subordination provisions shall be at least as favorable to the Company and the Lenders as such refinanced Permanent Subordinated Debt and the other terms and conditions thereof (including, without limitation the covenant and event of default provisions thereof) taken as a whole shall be at least as favorable to the Company and the Lenders as such refinanced Permanent Subordinated Debt and
      (b) the conditions contained in clauses (i)(c) and (d) of this definition shall be met.

            "Permitted Liens": Liens permitted to exist under subsection 8.2.

            "Person": an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Phase I Environmental Site Assessments": the Phase I Environmental Site Assessments for William Carter Company Mill Nos. 2, 5, 6, 8, 9, 10, 11, 12, 15, 17, the Leola Distribution Facility, the Hogansville Distribution Facility and the Griffin Operations Facility prepared by Strata Environmental in July and August 1996 and the Environmental Due Diligence Memoranda on The William Carter Company prepared by Environmental Performance, Inc., dated August 23, 1996 and October 8, 1996.

            "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
      Section 3(5) of ERISA.

            "Pledge Agreements": the collective reference to the Holdings Pledge Agreement, the Company Pledge Agreement and any pledge agreement from time to time executed and delivered by the Company providing for the pledge of the Capital Stock of any Subsidiary pursuant to subsection 7.9.

            "Real Property": each Fee Property and Leased Property listed on
      Schedule 5.13.

            "Refunded Swing Line Loans": as defined in subsection 3.4(b).

            "Register": as defined in subsection 11.6(d).

            "Related Document": any agreement, certificate, document or instrument relating to a Letter of Credit.

            "Reorganization": with respect to any Multiemployer Plan, the condition that such Plan is in reorganization as such term is used in
      Section 4241 of ERISA.

            "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

            "Required Lenders": at a particular time, the holders of at least 51% of the sum of (i) the aggregate unpaid principal amount of the Term Loans, if any, and (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of the Revolving Credit Loans, and participations in Swing Line Loans and the aggregate amount available to be drawn at such time under all outstanding Letters of Credit and L/C Obligations. The Term Loans and the Revolving Credit Commitments of any Non-Funding Lender shall be disregarded in determining Required Lenders at any time.

            "Requirement of Law": as to any Person, the Articles or Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, order, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property, or to which such Person or any of its property is subject.

            "Responsible Officer": with respect to any Person, the president, chief executive officer, the chief operating officer, the chief financial officer, treasurer, controller or any vice president of such Person.

            "Revolving Credit Commitment": as to any Lender, its obligations to make Revolving Credit Loans to the Company pursuant to subsection 3.1, and to purchase its L/C Participating Interest in any Letter of Credit, in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "Revolving Credit Commitment" or in Schedule 1 to the Assignment and Acceptance by which such Lender acquired its Revolving Credit Commitment, as the same may be reduced from time to time pursuant to subsection 4.3 or 4.4(b) or adjusted pursuant to subsection 11.6(c); collectively, as to all the Lenders, the "Revolving Credit Commitments".

            "Revolving Credit Commitment Percentage": as to any Lender at any time, the percentage of the aggregate Revolving Credit Commitments then constituted by such Lender's Revolving Credit Commitment.

            "Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Revolving Credit Termination Date.

            "Revolving Credit Loan" and "Revolving Credit Loans": as defined in subsection 3.1(a).

            "Revolving Credit Lender": any Lender with a Revolving Credit Commitment.

            "Revolving Credit Note": as defined in subsection 4.13(e).

            "Revolving Credit Termination Date": the earlier of (a) October 31, 2001 and (b) such other earlier date as the Revolving Credit Commitments shall terminate hereunder.

            "Security Agreements": the collective reference to the Company Security Agreement, the Subsidiary Security Agreement and any security agreement which may from time to time be executed and delivered by a Subsidiary of the Company pursuant to subsection 7.9.

            "Security Documents": the collective reference to the Pledge Agreements, the Security Agreements and the Mortgages.

            "Sellers": as defined in the Recitals hereto.

            "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Standby L/C": an irrevocable letter of credit under which the Issuing Lender agrees to make payments in Dollars for the account of the Company, on behalf of the Company or any Subsidiary thereof in respect of obligations of the Company or such Subsidiary incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the Company or such Subsidiary is or proposes to become a party in the ordinary course of the Company's or such Subsidiary's business, including, without limiting the foregoing, for insurance purposes or in respect of advance payments or as bid or performance bonds or for any other purpose for which a standby letter of credit might customarily be issued.

            "Subordinated Debt": collectively, the Bridge Subordinated Debt and the Permanent Subordinated Debt.

            "Subsection 4.11(d)(2) Certificate": as defined in subsection
      4.11(d).

            "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. (A Subsidiary shall be deemed wholly-owned by a Person who owns all of the voting shares of stock or other interests of such Subsidiary having voting power under ordinary circumstances to vote for directors or other managers of such corporation, partnership or other entity, except for directors' qualifying shares.) Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

            "Subsidiary Guarantee": the Subsidiary Guarantee, substantially in the form of Exhibit F-2, to be made by each Domestic Subsidiary of the Company in favor of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

            "Subsidiary Security Agreement": the Subsidiary Security Agreement, in form and substance reasonably satisfactory to the Administrative Agent, to be made by certain Domestic Subsidiaries of the Company in favor of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, modified or supplemented from time to time.

            "Supermajority Lenders": at a particular time, the holders of at least 66-2/3% of the sum of (i) the aggregate unpaid principal amount of the Term Loans, if any, and (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of the Revolving Credit Loans, and participations in Swing Line Loans and the aggregate amount available to be drawn at such time under all outstanding Letters of Credit and L/C Obligations. The Term Loans and the Revolving Credit Commitments of any Non-Funding Lender shall be disregarded in determining Supermajority Lenders at any time.

            "Swing Line Commitment": the Swing Line Lender's obligation to make Swing Line Loans pursuant to subsection 3.4.

            "Swing Line Lender": Chase in its capacity as lender of the Swing Line Loans.

            "Swing Line Loan Participation Certificate": a certificate in substantially the form of Exhibit I.

            "Swing Line Loans": as defined in subsection 3.4(a).

            "Swing Line Note": as defined in subsection 4.13(e).

            "Term Loan" and "Term Loans": as defined in subsection 2.1.

            "Term Loan Commitment": as to any Lender, its obligation to make a Term Loan to the Company pursuant to subsection 2.1 in an aggregate amount not to exceed the amount set forth under such Lender's name in Schedule I opposite the caption "Term Loan Commitment" or in Schedule 1 to the Assignment and Acceptance pursuant to which a Lender acquires its Term Loan Commitment, as the same may be adjusted pursuant to subsection 11.6(c); collectively, as to all the Lenders, the "Term Loan Commitments".

            "Term Loan Commitment Percentage": as to any Lender at any time, the percentage of the aggregate Term Loan Commitments then constituted by such Lender's Term Loan Commitment.

            "Term Loan Note": as defined in subsection 4.13(e).

            "Transferee": as defined in subsection 11.6(f).

            "Type": as to any Loan, its nature as an Alternate Base Rate Loan or Eurodollar Loan.

            "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any amendments thereof.

            "United States": the United States of America.

            1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes, any other Credit Document or any certificate or other document made or delivered pursuant hereto.

            (b) As used herein and in the Notes, any other Credit Document and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent there are any changes in GAAP from the date of this Agreement, the financial covenants set forth herein at the option of the Company will either (i) continue to be determined in accordance with GAAP in effect on the Closing Date, as applicable, or (ii) be adjusted or reset to reflect such changes in GAAP, such adjustments or resets to be mutually agreed to by the Company and the Administrative Agent.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

            (d) The meanings given to terms defined herein shall be equally applicable to the singular and plural forms of such terms.

            SECTION 2. TERM LOANS

            2.1 Term Loans. Subject to the terms and conditions hereof, each Lender severally agrees to make a loan in Dollars (individually, a "Term Loan"; and collectively, the "Term Loans") to the Company on the Closing Date, in an aggregate principal amount equal to such Lender's Term Loan Commitment. The Term Loans shall be made initially as Alternate Base Rate Loans.

            2.2 Repayment of Term Loans. The Company shall repay the Term Loans as provided in subsection 4.4(c).

            2.3 Use of Proceeds. The proceeds of the Term Loans shall be used
(a) to finance a portion of the Merger Consideration and other payments pursuant to the Merger Agreement and to pay fees, expenses and financing costs in connection therewith, and (b) to refinance certain of the existing Indebtedness of the Company and its Subsidiaries.

            SECTION 3. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

            3.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Lender severally agrees to the extent of its Revolving Credit Commitment to extend credit to the Company from time to time on any Borrowing Date during the Revolving Credit Commitment Period (i) by purchasing an L/C Participating Interest in each Letter of Credit issued by the Issuing Lender and (ii) by making loans in Dollars (individually, such a Loan is a "Revolving Credit Loan", and collectively such Loans are the "Revolving Credit Loans") to the Company from time to time. Notwithstanding the above, in no event shall any Revolving Credit Loans be made, or Letter of Credit be issued, if the aggregate amount of the Revolving Credit Loans to be made or Letter of Credit to be issued would, after giving effect to the use of proceeds, if any, thereof, exceed the aggregate Available Revolving Credit

Commitments nor shall any Letter of Credit be issued if after giving effect thereto the sum of the undrawn amount of all outstanding Letters of Credit and the amount of all L/C Obligations would exceed $10,000,000. During the Revolving Credit Commitment Period, the Company may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof, and/or by having the Issuing Lender issue Letters of Credit, having such Letters of Credit expire undrawn upon or if drawn upon, reimbursing the Issuing Lender for such drawing, and having the Issuing Lender issue new Letters of Credit.

            (b) The Revolving Credit Loans made on the Closing Date shall be made initially as Alternate Base Rate Loans. Each borrowing of Revolving Credit Loans pursuant to the Revolving Credit Commitments shall be in an aggregate principal amount of the lesser of (i) $500,000 or a whole multiple of $100,000 in excess thereof in the case of Alternate Base Rate Loans, and $1,000,000 or a whole multiple of $500,000 in excess thereof, in the case of Eurodollar Loans and (ii) the Available Revolving Credit Commitments, except that any borrowing of Revolving Credit Loans to be used solely to pay a like amount of Swing Line Loans may be in the aggregate principal amount of such Swing Line Loans.

            3.2 Commitment Fee. The Company agrees to pay to the Administrative Agent for the account of each Lender (other than any Non-Funding Lender) a commitment fee from and including the Closing Date to and including the Revolving Credit Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made (whether or not the Company shall have satisfied the applicable conditions to borrow or for issuance of a Letter of Credit set forth in Section 6). Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first such date to occur on or following the Closing Date (or, if earlier, the Revolving Credit Termination Date).

            3.3 Proceeds of Revolving Credit Loans. The Company shall use the proceeds of Revolving Credit Loans (a) as set forth in subsection 2.3 and (b) for general corporate purposes of the Company and its Subsidiaries.

            3.4 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees, so long as the Administrative Agent has not received notice that an Event of Default has occurred and is continuing, to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to the Company from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $5,000,000, provided that no Swing Line Loan may be made if the aggregate principal amount of the Swing Line Loans to be made would exceed the aggregate Available Revolving Credit Commitments at such time. Amounts borrowed by the Company under this subsection 3.4 may be repaid and, through but excluding the Revolving Credit Termination Date, reborrowed. All Swing Line Loans shall be made as Alternate Base Rate Loans and shall not be entitled to be converted into Eurodollar Loans. The Company shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 3:00 p.m., New York City time) on the requested Borrowing Date specifying the amount of each requested Swing Line Loan, which shall be in an aggregate minimum amount of $250,000 or a whole multiple of $100,000 in excess thereof. The proceeds of each Swing Line Loan will be made available by the Swing Line Lender to the Company by crediting the account of the Company at the office of the Swing Line Lender with such proceeds. The proceeds of Swing Line Loans may be used solely for the purposes referred to in subsection 3.3.

            (b) The Swing Line Lender at any time in its sole and absolute discretion may, and on the fifteenth day (or if such day is not a Business Day, the next Business Day) and last Business Day of each month shall, on behalf of the Company (which hereby irrevocably directs the Swing Line Lender to act on its behalf) request each Revolving Credit Lender, including the Swing Line Lender, to make a Revolving Credit Loan in an amount equal to such Lender's Revolving Credit Commitment Percentage of the amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given. Unless any of the events described in paragraph (f) of Section 9 shall have occurred (in which event the procedures of paragraph (c) of this subsection 3.4 shall apply) each such Lender shall make the proceeds of its Revolving Credit Loan available to the Swing Line Lender for the account of the Swing Line Lender at the Alternate Base Rate Lending Office of the Swing Line Lender prior to 12:00 noon (New York City time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans.

            (c) If prior to the making of a Revolving Credit Loan pursuant to paragraph (b) of this subsection 3.4 one of the events described in paragraph
(f) of Section 9 shall have occurred, each Revolving Credit Lender will, on the date such Loan was to have been made, purchase an undivided participating interest in the Refunded Swing Line Loan in an amount equal to its Revolving Credit Commitment Percentage of such Refunded Swing Line Loan. Each such Lender will immediately transfer to the Swing Line Lender in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

            (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's participating interest in a Refunded Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it in like funds as such payment is required to be returned by the Swing Line Lender.

            (e) The obligation of each Revolving Credit Lender to purchase participating interests pursuant to subsection 3.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement by the Company or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            3.5 Issuance of Letters of Credit. (a) The Company may from time to time request the Issuing Lender to issue a Standby L/C or a Commercial L/C by delivering to the Administrative Agent at its address specified in subsection
11.2 a letter of credit application in the Issuing Lender's then customary form (the "L/C Application") completed to the satisfaction of the Issuing Lender, together with the proposed form of such Letter of Credit (which shall comply with the applicable requirements of paragraph (b) below) and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request; provided that if the Issuing Lender informs the Company that it is for any reason unable to open such Letter of Credit, the Company may request any Lender to open such Letter of Credit upon the same terms offered to the Issuing Lender and each reference to the Issuing Lender for purposes of subsections 3.5 through 3.14, 6.1 and 6.2 shall be deemed to be a reference to such issuing Lender.

            (b) Each Standby L/C and Commercial L/C issued hereunder shall, among other things, (i) be in such form requested by the Company as shall be acceptable to the Issuing Lender in its sole discretion and (ii) in the case of each Standby L/C, have an expiry date occurring not later than 365 days after the date of issuance of such Standby L/C and, in the case of each Commercial L/C, have an expiry date occurring not later than 180 days after the date of issuance of such Commercial L/C and, in all cases, may be automatically renewed on its expiry date for an additional period equal to the initial term, but in no case shall any Letter of Credit have an expiry date occurring later than the Revolving Credit Termination Date. Each L/C Application and each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

            3.6 Participating Interests. Effective in the case of each Standby L/C and Commercial L/C (if applicable) as of the date of the opening thereof, the Issuing Lender agrees to allot and does allot, to itself and each other Revolving Credit Lender, and each such Lender severally and irrevocably agrees to take and does take in such Letter of Credit and the related L/C Application (if applicable), an L/C Participating Interest in a percentage equal to such Lender's Revolving Credit Commitment Percentage.

            3.7 Procedure for Opening Letters of Credit. The Issuing Lender will notify each Lender after the end of each calendar month of any L/C Applications received by the Issuing Lender from the Company during such month. Upon receipt of any L/C Application from the Company, the Issuing Lender will process such L/C Application, and the other certificates, documents and other papers delivered to the Issuing Lender in connection therewith, in accordance with its customary procedures and, subject to the terms and conditions hereof, shall promptly open such Letter of Credit by issuing the original of such Letter of Credit to the beneficiary thereof and by furnishing a copy thereof to the Company and, after the end of the calendar month in which such Letter of Credit was opened, to the other Lenders, provided that no such Letter of Credit shall be issued if subsection 3.1 would be violated thereby.

            3.8 Payments in Respect of Letters of Credit. (a) The Company agrees forthwith upon demand by the Issuing Lender and otherwise in accordance with the terms of the L/C Application relating thereto, (i) to reimburse the Issuing Lender for any payment made by the Issuing Lender under any Letter of Credit issued for the account of the Company and (ii) to pay interest on any unreimbursed portion of any such payment from the date of such payment until reimbursement in full thereof at a rate per annum equal to (A) on or prior to the date which is one Business Day after the day on which the Issuing Lender demands reimbursement from the Company for such payment, the Alternate Base Rate plus the Applicable Margin for the Revolving Credit Loans and (B) thereafter, the Alternate Base Rate plus the Applicable Margin for the Revolving Credit Loans plus 2%.

            (b) In the event that the Issuing Lender makes a payment under any Letter of Credit and is not reimbursed in full therefor forthwith upon demand of the Issuing Lender, and otherwise in accordance with the terms of the L/C Application relating to such Letter of Credit, the Issuing Lender will promptly notify each other Revolving Credit Lender. Forthwith upon its receipt of any such notice, each such other Lender will transfer to the Issuing Lender, in immediately available funds, an amount equal to such other Lender's pro rata share (based on its Revolving Credit Commitment) of the L/C Obligation arising from such unreimbursed payment. Promptly, upon its receipt from such other Lender of such amount, the Issuing Lender will complete, execute and deliver to such other Lender an L/C Participation Certificate dated the date of such receipt and in such amount.

            (c) Whenever, at any time after the Issuing Lender has made a payment under any Letter of Credit and has received from any other Revolving Credit Lender such other Lender's pro rata share of the L/C Obligation arising therefrom, the Issuing Lender receives any reimbursement on account of such L/C Obligation or any payment of interest on account thereof, the Issuing Lender will promptly distribute to such other Lender its pro rata share thereof in like funds as received; provided, however, that in the event that the receipt by the Issuing Lender of such reimbursement or such payment of interest (as the case may be) is required to be returned, such other Lender will return to the Issuing Lender any portion thereof previously distributed by the Issuing Lender to it in like funds as such reimbursement or payment is required to be returned by the Issuing Lender.

            3.9 Letter of Credit Fees. (a) In lieu of any letter of credit commissions and fees provided for in any L/C Application relating to Standby or Commercial L/Cs (other than standard issuance, amendment and negotiation fees), the Company agrees to pay the Administrative Agent, for the account of the Issuing Lender and the Participating Lenders, with respect to each Standby or Commercial L/C issued for the account of the Company, a Standby or Commercial L/C fee, as the case may be, equal to the Applicable Margin for Revolving Credit Loans which are Eurodollar Loans per annum (of which the Issuing Lender shall retain for its own account, as the issuing bank and not on account of its L/C Participating Interest therein, 1/4 of 1% per annum) on the daily average amount available to be drawn under each Standby L/C in the case of a Standby L/C and on the maximum fee amount of each Commercial L/C in the case of a Commercial L/C, in either case, payable, in arrears, on the last day of each fiscal quarter of the Company. The Administrative Agent will disburse any Standby or Commercial L/C fees received pursuant to this subsection 3.9(a) to the respective Lenders promptly following the receipt of any such fees in the case of a Standby L/C and, in the case of a Commercial L/C, following the end of the calendar month in which such Commercial L/C fees were received. Notwithstanding the foregoing, the Company agrees to pay standard issuance, amendment and negotiation fees to the Issuing Lender.

            (b) For purposes of any payment of fees required pursuant to this subsection 3.9, the Administrative Agent agrees to provide to the Company a statement of any such fees to be so paid; provided that the failure by the Administrative Agent to provide the Company with any such invoice shall not relieve the Company of its obligation to pay such fees.

            3.10 Letter of Credit Reserves. (a) If any Change in Law shall either (i) impose, modify, deem or make applicable any reserve, special deposit, assessment or similar requirement against letters of credit issued by the Issuing Lender or (ii) impose on the Issuing Lender any other condition regarding this Agreement (with respect to Letters of Credit) or any Letter of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost of the Issuing Lender of issuing or maintaining any Letter of Credit (which increase in cost shall be the result of the Issuing Lender's reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by the Issuing Lender, the Company shall immediately pay to the Issuing Lender, from time to time as specified by the Issuing Lender, additional amounts which shall be sufficient to compensate the Issuing Lender for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the rate applicable to Alternate Base Rate Loans pursuant to subsection 4.5(b). The Company shall not be required to make any payments to the Issuing Lender for any additional amounts pursuant to this subsection 3.10(a) unless the Issuing Lender has given written notice to the Company of its intent to request such payments prior to or within 60 days after the date on which the Issuing Lender became entitled to claim such amounts. A certificate, setting forth in reasonable detail the calculation of the amounts involved, submitted by the Issuing Lender to the Company concurrently with any such demand by the Issuing Lender, shall be conclusive, absent manifest error, as to the amount thereof.

            (b) In the event that any Change in Law with respect to the Issuing Lender shall, in the opinion of the Issuing Lender, require that any obligation under any Letter of Credit be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by the Issuing Lender or any corporation controlling the Issuing Lender, and such Change in Law shall have the effect of reducing the rate of return on the Issuing Lender's or such corporation's capital, as the case may be, as a consequence of the Issuing Lender's obligations under such Letter of Credit to a level below that which the Issuing Lender or such corporation, as the case may be, could have achieved but for such Change in Law (taking into account the Issuing Lender's or such corporation's policies, as the case may be, with respect to capital adequacy) by an amount deemed by the Issuing Lender to be material, then from time to time following notice by the Issuing Lender to the Company of such Change in Law, within 15 days after demand by the Issuing Lender, the Company shall pay to the Issuing Lender such additional amount or amounts as will compensate the Issuing Lender or such corporation, as the case may be, for such reduction. The Issuing Lender agrees that, upon the occurrence of any event giving rise to the operation of paragraph (a) or (b) of this subsection 3.10 with respect to the Issuing Lender, it will, if requested by the Company and to the extent permitted by law or by the relevant Governmental Authority, endeavor in good faith to avoid or minimize the increase in costs or reduction in payments resulting from such event; provided, however, that such avoidance or minimization can be made in such a manner that the Issuing Lender, in its sole determination, suffers no economic, legal or regulatory disadvantage. The Company shall not be required to make any payments to the Issuing Lender for any additional amounts pursuant to this subsection 3.10(b) unless the Issuing Lender has given written notice to the Company of its intent to request such payments prior to or within 60 days after the date on which the Issuing Lender became entitled to claim such amounts. A certificate, in reasonable detail setting forth the calculation of the amounts involved, submitted by the Issuing Lender to the Company concurrently with any such demand by the Issuing Lender, shall be conclusive, absent manifest error, as to the amount thereof.

            (c) The Company and each Participating Lender agree that the provisions of the foregoing paragraphs (a) and (b) shall apply equally to each Participating Lender in respect of its L/C Participating Interest in such Letter of Credit, as if the references in such paragraphs and provisions referred to, where applicable, such Participating Lender or, in the case of paragraph (b), any corporation controlling such Participating Lender.

            3.11 Further Assurances. The Company hereby agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments reasonably requested by the Issuing Lender more fully to effect the purposes of this Agreement and the issuance of Letters of Credit hereunder.

            3.12 Obligations Absolute. The payment obligations of the Company under this Agreement with respect to the Letters of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

            (i) the existence of any claim, set-off, defense or other right which the Company or any of its Subsidiaries may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Lender, the Administrative Agent or any Lender, or any other Person, whether in connection with this Agreement, any Credit Document, the transactions contemplated herein, or any unrelated transaction;

            (ii) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent or invalid or any statement therein being untrue or inaccurate in any respect;

            (iii) payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate or other document which does not comply with the terms of such Letter of Credit or is insufficient in any respect, except where such payment constitutes gross negligence or willful misconduct on the part of the Issuing Lender; or

            (iv) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, except for any such circumstances or happening constituting gross negligence or willful misconduct on the part of the Issuing Lender.

            3.13 Assignments. No Participating Lender's participation in any Letter of Credit or any of its rights or duties hereunder shall be subdivided, assigned or transferred (other than in connection with a transfer of part or all of such Participating Lender's Revolving Credit Commitment in accordance with subsection 11.6(c)) without the prior written consent of the Issuing Lender, which consent will not be unreasonably withheld. Such consent may be given or withheld without the consent or agreement of any other Participating Lender. Notwithstanding the foregoing, a Participating Lender may subparticipate its L/C Participating Interest without obtaining the prior written consent of the Issuing Lender.

            3.14 Participations. The obligation of each Revolving Credit Lender to purchase participating interests pursuant to subsection 3.6 shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement by the Company or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            SECTION 4. GENERAL PROVISIONS APPLICABLE TO LOANS

            4.1 Procedure for Borrowing. (a) The Company may borrow under the Commitments on any Business Day, provided that, with respect to any borrowing, the Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 noon (or, with respect to Swing Line Loans, 3:00 p.m.), New York City time, (i) three Business Days prior to the requested Borrowing Date if all or any part of the Loans are to be Eurodollar Loans and (ii) one

Business Day prior to the requested Borrowing Date (or, in the case of Swing Line Loans and, if the Closing Date occurs on the date this Agreement is executed and delivered, Loans made on the Closing Date, on the requested Borrowing Date) if the borrowing is to be solely of Alternate Base Rate Loans) and specifying (A) the amount of the borrowing, (B) whether such Loans are initially to be Eurodollar Loans or Alternate Base Rate Loans or a combination thereof, (C) if the borrowing is to be entirely or partly Eurodollar Loans, the length of the Interest Period for such Eurodollar Loans and (D) whether the Loan is a Term Loan, a Swing Line Loan or a Revolving Credit Loan; provided, however, that the Loans made on the Closing Date shall be made initially as Alternate Base Rate Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender. Not later than 12:00 noon, New York City time, on the Borrowing Date specified in such notice, each Lender shall make available to the Administrative Agent at the office of the Administrative Agent specified in subsection 11.2 (or at such other location as the Administrative Agent may direct) an amount in immediately available funds equal to the amount of the Loan to be made by such Lender (except that proceeds of Swing Line Loans will be made available to the Company in accordance with subsection 3.4(a)). Loan proceeds received by the Administrative Agent hereunder shall promptly be made available to the Company by the Administrative Agent's crediting the account of the Company, at the office of the Administrative Agent specified in subsection 11.2, with the aggregate amount actually received by the Administrative Agent from the Lenders and in like funds as received by the Administrative Agent.

            (b) Any borrowing of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of all Eurodollar Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $500,000 in excess thereof and (ii) no more than sixteen Interest Periods shall be in effect at any one time.

            4.2 Conversion and Continuation Options. (a) Subject to subsection 4.12, the Company may elect from time to time to convert Eurodollar Loans into Alternate Base Rate Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 noon, New York City time, at least three Business Days prior to the proposed conversion date. The Company may elect from time to time to convert all or a portion of the Alternate Base Rate Loans (other than Swing Line Loans) then outstanding to Eurodollar Loans by giving the Administrative Agent irrevocable notice of such election, to be received by the Administrative Agent prior to 12:00 noon, New York City time, at least three Business Days prior to the proposed conversion date, specifying the Interest Period selected therefor, and, if no Default or Event of Default has occurred and is continuing, such conversion shall be made on the requested conversion date or, if such requested conversion date is not a Business Day, on the next succeeding Business Day. Upon receipt of any notice pursuant to this subsection 4.2, the Administrative Agent shall promptly notify each Lender thereof. All or any part of the outstanding Loans (other than Swing Line Loans) may be converted as provided herein, provided that partial conversions of Alternate Base Loans shall be in the aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof and the aggregate principal amount of the resulting Eurodollar

Loans outstanding in respect of any one Interest Period shall be at least $1,000,000 or a whole multiple of $500,000 in excess thereof.

            (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders have, by written notice to the Company, determined that such a continuation is not appropriate, (ii) if, after giving effect thereto, subsection 4.1(b) would be contravened or (iii) after the date that is one month prior to the Revolving Credit Termination Date (in the case of continuations of Revolving Credit Loans) or the date of the final installment of principal of the Term Loans.

            (c) Notwithstanding anything in this Agreement to the contrary, unless otherwise agreed to by Chase, no Loan shall be made as, converted to or continued as a Eurodollar Loan during the period commencing on the Closing Date and ending on the 33rd day following the Closing Date; provided that all or a portion of the Loans made on the Closing Date may, at the Company's option, subject to the other provisions of this Agreement, be converted to Eurodollar Loans with an Interest Period of one month on or after the third day following the Closing Date.

            4.3 Changes of Commitment Amounts. (a) The Company shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate or from time to time to permanently reduce the Revolving Credit Commitments, subject to the provisions of this subsection 4.3. To the extent, if any, that the sum of the amount of the Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding and the amounts available to be drawn under outstanding Letters of Credit exceeds the amount of the Revolving Credit Commitments as then reduced, the Company shall be required to make a prepayment equal to such excess amount, the proceeds of which shall be applied first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any L/C Obligations then outstanding, and fourth, to cash collateralize any outstanding Letters of Credit on terms reasonably satisfactory to the Administrative Agent. Any such termination of the Revolving Credit Commitments shall be accompanied by prepayment in full of the Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding and by cash collateralization of any outstanding Letters of Credit on terms reasonably satisfactory to the Administrative Agent. Upon termination of the Revolving Credit Commitments, any Letter of Credit then outstanding which has been so cash collateralized shall no longer be considered a "Letter of Credit" as defined in subsection 1.1 and any L/C Participating Interests heretofore granted by the Issuing Lender to the Lenders in such Letter of Credit shall be deemed terminated (subject to automatic reinstatement in the event that such cash collateral is returned and the Issuing Lender is not fully reimbursed for any such L/C Obligations) but the Letter of Credit fees payable under subsection 3.9 shall continue to accrue to the Issuing Lender and the Participating Lenders

(or, in the event of any such automatic reinstatement, as provided in subsection 3.9) with respect to such Letter of Credit until the expiry thereof.

            (b) In the case of termination of the Revolving Credit Commitments, interest accrued on the amount of any prepayment relating thereto and any unpaid commitment fee accrued hereunder shall be paid on the date of such termination. Any such partial reduction of the Revolving Credit Commitments shall be in an amount of $1,000,000, or a whole multiple of $500,000 in excess thereof, and shall, in each case, reduce permanently the amount of the Revolving Credit Commitments then in effect.

            4.4 Optional and Mandatory Prepayments; Repayments of Term Loans.
(a) Subject to subsection 4.12, the Company may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty, by irrevocable notice to the Administrative Agent by 10:00 a.m., New York City time, on the same Business Day (or, in the case of Swing Line Loans, by irrevocable notice to the Administrative Agent by 12:00 noon, New York City time, on the same Business Day) in the case of Alternate Base Rate Loans, and three Business Days' irrevocable notice to the Administrative Agent in the case of Eurodollar Loans, specifying the date and amount of prepayment and whether the prepayment is of Revolving Credit Loans or Term Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. If such notice is given, the Company shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein. Partial prepayments (i) of Term Loans shall be in an aggregate principal amount equal to the lesser of (A) $1,000,000, or a whole multiple of $500,000 in excess thereof and (B) the aggregate unpaid principal amount of the Term Loans, and (ii) of Revolving Credit Loans shall be in an aggregate principal amount equal to the lesser of (A) $500,000 or a whole multiple of $500,000 in excess thereof and (B) the aggregate unpaid principal amount of the Revolving Credit Loans, as the case may be. Prepayments of the Term Loans pursuant to this subsection 4.4(a) shall be applied to the remaining installments thereof ratably according to the amounts of such installments.

            (b) (i) If, subsequent to the Closing Date, Holdings, the Company or any of its Subsidiaries shall issue any equity in a primary public offering, 50% of the Net Proceeds thereof (excluding amounts provided by the Investors or their Affiliates or by management employees of such issuer) shall be promptly applied toward the prepayment of the Term Loans; provided, that Net Proceeds of any public issuance of equity shall be deemed to be Net Proceeds of such issuance for purposes of this subsection 4.4(b)(i) only after deducting therefrom the redemption or repurchase or cancellation of the Preferred Stock of the Company held by Holdings (and the concurrent redemption or repurchase by Holdings of the Holdings Subordinated Debt) and the redemption of up to 35% of the Permanent Subordinated Debt under the "equity clawback" provision and, in each case, the payment of any premium or penalties or accrued interest or dividends with respect thereto.

            (ii) If, subsequent to the Closing Date, the Company or any of its Subsidiaries shall incur or permit the incurrence of any Indebtedness (other than Indebtedness permitted pursuant to subsection 8.1 except to the extent provided in subsection 8.1(d)(ii))

100% of the Net Proceeds thereof shall be promptly applied toward the prepayment of the Loans and reduction of the Commitments as set forth in clause (v) of this subsection 4.4(b).

            (iii) If, subsequent to the Closing Date, the Company or any of its Subsidiaries shall receive Net Proceeds from any Asset Sale, such Net Proceeds shall be promptly applied toward the prepayment of the Loans and reduction of the Commitments as set forth in clause (v) of this subsection 4.4(b); provided that such Net Proceeds need not be applied to the prepayment of the Loans and the reduction of the Commitments until the earlier of the date that the aggregate amount of Net Proceeds received by the Company or any of its Subsidiaries from any Asset Sales exceeds $2,000,000 (and has not yet been applied to the prepayment of the Loans and the reduction of the Commitments hereunder) and the date which is six months after the last application of Net Proceeds pursuant to this subsection 4.4(b)(iii).

            (iv) So long as any Term Loans are outstanding, if for any fiscal year, commencing with its fiscal year ending December 31, 1997, there shall be Excess Cash Flow for such fiscal year, (x) for the fiscal year ending December 31, 1997, 75% of such Excess Cash Flow and (y) for each such fiscal year after the fiscal year ending December 31, 1997, a percentage of such Excess Cash Flow for such fiscal year equal to the Applicable Cash Flow Percentage for such fiscal year shall be applied toward prepayment of the Term Loans (applied to the remaining installments thereof ratably according to the outstanding principal amounts thereof until paid in full). Each such prepayment shall be made not later than 120 days after the end of such fiscal year.

            (v) Prepayments made pursuant to subsections 4.4(b)(i), (ii) and
(iii), and, only to the extent set forth therein, subsection 8.1(d) shall be applied by the Company, first, to the prepayment of the Term Loans (applied to the remaining installments thereof ratably according to the outstanding principal amounts thereof until paid in full) and, second, to reduce permanently the Revolving Credit Commitments. Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of, first, the Swing Line Loans, second, the Revolving Credit Loans and, third, the L/C Obligations to the extent, if any, that the sum of the aggregate outstanding principal amount of Revolving Credit Loans, the aggregate outstanding principal amount of all Swing Line Loans, the aggregate amount available to be drawn under all outstanding Letters of Credit and the aggregate outstanding amount of all L/C Obligations, in each case of all Lenders, exceeds the amount of the aggregate Revolving Credit Commitments as so reduced, provided that if the aggregate principal amount of Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding is less than the amount of such excess (because Letters of Credit constitute a portion thereof), the Company shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established for the benefit of the Lenders.

            (vi) The Company shall give the Administrative Agent (which shall promptly notify each Lender) at least one Business Day's notice of each prepayment or mandatory reduction pursuant to this subsection 4.4(b) setting forth the date and amount thereof. Except as otherwise may be agreed by the Company and the Required Lenders, and subject to Subsection 4.4(b)(v), any prepayment of Loans pursuant to this subsection 4.4 shall be applied, first, to any Alternate Base Rate Loans then outstanding and the balance of such prepayment, if any, to the Eurodollar Loans then outstanding; provided that prepayments of Eurodollar Loans, if not on the last day of the Interest Period with respect thereto, shall, at the Company's option, be prepaid subject to the provisions of subsection 4.12 or the amount of such prepayment (after application to any Alternate Base Rate Loans) shall be deposited with the Administrative Agent as cash collateral for the Loans on terms reasonably satisfactory to the Administrative Agent and thereafter shall be applied in the order of the Interest Periods next ending most closely to the date such prepayment is required to be made and on the last day of each such Interest Period. After such application, unless an Event of Default shall have occurred and be continuing, any remaining interest earned on such cash collateral shall be paid to the Company.

            (c) The Term Loans shall be repaid in 14 consecutive semi-annual installments, in each case on the dates set forth below (each such day, an "Installment Payment Date"), in each case, commencing on June 30, 1997, in an aggregate amount with respect to the Term Loans equal to the amount specified for each such Installment Payment Date.

              Installment Payment Date       Installment Amount
              ------------------------       ------------------

            June 30, 1997                        $   500,000
            December 31, 1997                    $   500,000

            June 30, 1998                        $   500,000
            December 31, 1998                    $   500,000


            June 30, 1999                        $   500,000
            December 31, 1999                    $   500,000

            June 30, 2000                        $   500,000
            December 31, 2000                    $   500,000

            June 30, 2001                        $ 3,000,000
            December 31, 2001                    $ 3,000,000

            June 30, 2002                        $ 7,500,000
            December 31, 2002                    $ 7,500,000

            June 30, 2003                        $12,500,000
            October 31, 2003                     $12,500,000

Amounts repaid on account of the Term Loans pursuant to this subsection 4.4 or otherwise may not be reborrowed. Accrued interest on the amount of any prepayments shall be paid on the Interest Payment Date next succeeding the date of any partial prepayment and on the date on such prepayment in the case of a prepayment in full of any Loans.

            4.5 Interest Rates and Payment Dates. (a) Eurodollar Loans shall bear interest for each day during each Interest Period applicable thereto, commencing on (and including) the first day of such Interest Period to, but excluding, the last day of such Interest Period, on the unpaid principal amount thereof at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

            (b) Alternate Base Rate Loans shall bear interest for the period from and including the date such Loans are made to, but excluding, the maturity date thereof, or to, but excluding, the conversion date if such Loans are earlier converted into Eurodollar Loans on the unpaid principal amount thereof at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

            (c) If all or a portion of (i) the principal amount of any of the Loans or (ii) any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise) such Loan, if a Eurodollar Loan, shall be converted into an Alternate Base Rate Loan at the end of the then-current Interest Period for said Eurodollar Loan (which conversion shall occur automatically and without need for compliance with the conditions for conversion set forth in subsection 4.2), and any such overdue amount shall, without limiting the rights of the Lenders under Section 9, bear interest (which shall be payable on demand) at a rate per annum which is 2% plus the Alternate Base Rate plus the Applicable Margin (or, in the case of a Eurodollar Loan, the Eurodollar Rate for the Interest Period plus the Applicable Margin plus 2%, if higher) from the date of such non-payment until paid in full (as well after as before judgment).

            (d) Except as otherwise expressly provided for in this subsection 4.5, interest shall be payable in arrears on each Interest Payment Date.

            4.6 Computation of Interest and Fees. (a) Interest in respect of Alternate Base Rate Loans, at any time that the Alternate Base Rate is determined by reference to the Prime Rate, and all fees hereunder shall be calculated on the basis of a 365 (or 366 as the case may be) day year for the actual days elapsed. Interest in respect of Eurodollar Loans and in respect of Alternate Base Rate Loans, at any time that the Alternate Base Rate is determined by reference to the Base CD Rate or the Federal Funds Effective Rate, shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate is announced or such change in the Eurocurrency Reserve Requirements becomes effective, as the case may be. The Administrative Agent shall as soon as practicable notify the Company and the Lenders of the effective date and the amount of each such change.

            (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Company or any Lender, deliver to the Company or such Lender a statement showing the quotations used by the Administrative Agent in determining the Eurodollar Rate.

            4.7 Certain Fees. The Company agrees to pay to the Administrative Agent, for its own account, a non-refundable agent's fee in an amount previously agreed to with the Administrative Agent, payable in advance on the Closing Date and on the first day of each fiscal quarter of the Company thereafter.

            4.8 Inability to Determine Interest Rate. In the event that the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company) that (a) by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period with respect to (i) proposed Loans that the Company has requested be made as Eurodollar Loans, (ii) any Eurodollar Loans that will result from the requested conversion of all or part of the Alternate Base Rate Loans into Eurodollar Loans or (iii) the continuation of any Eurodollar Loan as such for an additional Interest Period, or (b) dollar deposits in the relevant amount and for the relevant period with respect to any such Eurodollar Loan are not generally available to the Lenders in their respective Eurodollar Lending Offices' interbank eurodollar markets, the Administrative Agent shall forthwith give telecopy notice of such determination, confirmed in writing, to the Company and the Lenders at least one day prior to, as the case may be, the requested Borrowing Date, the conversion date or the last day of such Interest Period. If such notice is given (i) any requested Eurodollar Loans shall be made as Alternate Base Rate Loans, (ii) any Alternate Base Rate Loans that were to have been converted to Eurodollar Loans shall be continued as Alternate Base Rate Loans, and (iii) any outstanding Eurodollar Loans shall be converted, on the last day of the then current Interest Period applicable thereto, into Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made and no Alternate Base Rate Loans shall be converted to Eurodollar Loans.

            4.9 Pro Rata Treatment and Payments. (a) Except to the extent otherwise provided herein, each borrowing of Loans by the Company from the Lenders and any reduction of the Commitments of the Lenders hereunder shall be made pro rata according to the relevant Commitment Percentages of the Lenders with respect to the Loans borrowed or the Commitments to be reduced.

            (b) Whenever any payment received by the Administrative Agent under this Agreement or any Note or any other Credit Document is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under this Agreement:

            (i) If the Administrative Agent has not received a Payment Sharing Notice (or, if the Administrative Agent has received a Payment Sharing Notice but the Event of Default specified in such Payment Sharing Notice has been cured or waived in accordance with the provisions of this Agreement), such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: First, to the payment of fees and expenses due and payable to the Administrative Agent under and in connection with this Agreement and the other Credit Documents; Second, to the payment of all expenses due and payable under subsection 11.5, ratably among the Lenders in accordance with the aggregate amount of such payments owed to each such Lender; Third, to the payment of fees due and payable under subsections 3.2 and 3.9, ratably among the Lenders in accordance with the Commitment Percentage of each Lender of the Commitment for which such payment is owed and, in the case of the Issuing Lender, the amount retained by the Issuing Lender for its own account pursuant to subsection 3.9; Fourth, to the payment of interest then due and payable on the Loans and on the L/C Obligations, ratably in accordance with the aggregate amount of interest owed to each such Lender; and Fifth, to the payment of the principal amount of the Loans and the L/C Obligations which is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount owed to each such Lender; or

            (ii) If the Administrative Agent has received a Payment Sharing Notice which remains in effect, all payments received by the Administrative Agent under this Agreement or any Note shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: First, to the payment of all amounts described in clauses "First" through "Third" of the foregoing clause (i), in the order set forth therein; Second, to the payment of the interest accrued on all Loans and L/C Obligations, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate accrued interest plus the aggregate principal amount of all Loans and L/C Obligations then due and payable and owed to such Lender; and Third, to the payment of the principal amount of all Loans and L/C Obligations, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount owed to such Lender.

            (c) If any Lender (a "Non-Funding Lender") has (x) failed to make a Revolving Credit Loan required to be made by it hereunder, and the Administrative Agent has determined that such Lender is not likely to make such Revolving Credit Loan or (y) given notice to the Company or the Administrative Agent that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Revolving Credit Loan, in each case by reason of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, or otherwise, (i) any payment made on account of the principal of the Revolving Credit Loans outstanding shall be made as follows:

            (A) in the case of any such payment made on any date when and to the extent that, in the determination of the Administrative Agent, the Company would be able, under the terms and conditions hereof, to reborrow the amount of such payment under the Commitments and to satisfy any applicable conditions precedent set forth in

      Section 6 to such reborrowing, such payment shall be made on account of the outstanding Revolving Credit Loans held by the Lenders other than the Non-Funding Lender pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans of such Lenders; and

            (B) otherwise, such payment shall be made on account of the outstanding Revolving Credit Loans held by the Lenders pro rata according to the respective outstanding principal amounts of such Revolving Credit Loans; and

(ii) any payment made on account of interest on the Revolving Credit Loans shall be made pro rata according to the respective amounts of accrued and unpaid interest due and payable on the Revolving Credit Loans with respect to which such payment is being made. The Company agrees to give the Administrative Agent such assistance in making any determination pursuant to subparagraph (i)(A) of this paragraph as the Administrative Agent may reasonably request. Any such determination by the Administrative Agent shall be conclusive and binding on the Lenders.

            (d) All payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Administrative Agent, for the account of the Lenders at the Administrative Agent's office located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States and in immediately available funds. The Administrative Agent shall promptly distribute such payments in accordance with the provisions of subsection 4.9(b) promptly upon receipt in like funds as received. If any payment hereunder (other than payments on Eurodollar Loans) would become due and payable on a day other than a Business Day, such payment shall become due and payable on the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension), unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Business Day.

            (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount which would constitute its Commitment Percentage of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent in accordance with subsection 4.1 and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the

Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection 4.9(e) shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such borrowing is not in fact made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from the Company, without prejudice to any rights which the Company or the Administrative Agent may have against such Lender hereunder. Nothing contained in this subsection 4.9 shall relieve any Lender which has failed to make available its ratable portion of any borrowing hereunder from its obligation to do so in accordance with the terms hereof.

            (f) The failure of any Lender to make the Loan to be made by it on any Borrowing Date shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such Borrowing Date.

            (g) All payments and optional prepayments (other than prepayments as set forth in subsection 4.11 with respect to increased costs) of Eurodollar Loans hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Loans with the same Interest Period shall not be less than $1,000,000 or a whole multiple of $500,000 in excess thereof.

            4.10 Illegality. Notwithstanding any other provision herein, if any Change in Law occurring after the date that any lender becomes a Lender party to this Agreement, shall make it unlawful for such Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, the commitment of such Lender hereunder to make Eurodollar Loans or to convert all or a portion of Alternate Base Rate Loans into Eurodollar Loans shall forthwith be suspended until such time, if any, as such illegality shall no longer exist and such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans for the duration of the respective Interest Periods (or, if permitted by applicable law, at the end of such Interest Periods) and all payments of principal which would otherwise be applied to such Eurodollar Loans shall be applied instead to such Lender's Alternate Base Rate Loans. The Company hereby agrees to pay any Lender, promptly upon its demand, any amounts payable pursuant to subsection 4.12 in connection with any conversion in accordance with this subsection 4.10 (such Lender's notice of such costs, as certified in reasonable detail as to such amounts to the Company through the Administrative Agent, to be conclusive absent manifest error).

            4.11 Requirements of Law. (a) In the event that any Change in Law or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority occurring after the date that any lender becomes a Lender party to this
Agreement:

            (i) does or shall subject any such Lender or its Eurodollar Lending Office to any tax of any kind whatsoever with respect to this Agreement, any Note or any

      Eurodollar Loans made by it, or change the basis of taxation of payments to such Lender or its Eurodollar Lending Office of principal, the commitment fee, interest or any other amount payable hereunder (except for (x) net income and franchise taxes imposed on the net income of such Lender or its Eurodollar Lending Office by the jurisdiction under the laws of which such Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which such Lender's Eurodollar Lending Office is located or any political subdivision or taxing authority thereof or therein, including changes in the rate of tax on the overall net income of such Lender or such Eurodollar Lending Office, and (y) taxes resulting from the substitution of any such system by another system of taxation, provided that the taxes payable by Lenders subject to such other system of taxation are not generally charged to borrowers from such Lenders having loans or advances bearing interest at a rate similar to the Eurodollar Rate);

            (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of the Eurodollar Rate; or

            (iii) does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or its Eurodollar Lending Office of making, converting, renewing or maintaining advances or extensions of credit or to reduce any amount receivable hereunder, in each case, in respect of its Eurodollar Loans, then, in any such case, the Company shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender deems to be material as determined by such Lender with respect to such Eurodollar Loans, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the Alternate Base Rate plus 1%.

            (b) In the event that any Change in Law occurring after the date that any lender becomes a Lender party to this Agreement with respect to any such Lender shall, in the opinion of such Lender, require that any Commitment of such Lender be treated as an asset or otherwise be included for purposes of calculating the appropriate amount of capital to be maintained by such Lender or any corporation controlling such Lender, and such Change in Law shall have the effect of reducing the rate of return on such Lender's or such corporation's capital, as the case may be, as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation, as the case may be, could have achieved but for such Change in Law (taking into account such Lender's or such corporation's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time following notice by such Lender to the Company of such Change in Law as provided in paragraph (c) of this subsection 4.11, within 15 days after demand by such Lender, the Company shall pay to such

Lender such additional amount or amounts as will compensate such Lender or such corporation, as the case may be, for such reduction.

            (c) The Company shall not be required to make any payments to any Lender for any additional amounts pursuant to this subsection 4.11 unless such Lender has given written notice to the Company, through the Administrative Agent, of its intent to request such payments prior to or within 60 days after the date on which such Lender became entitled to claim such amounts. If any Lender has notified the Company through the Administrative Agent of any increased costs pursuant to paragraph (a) of this subsection 4.11, the Company at any time thereafter may, upon at least three Business Days' notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and subject to subsection 4.12, prepay (or convert into Alternate Base Rate Loans) all (but not a part) of the Eurodollar Loans then outstanding. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of paragraph (a) of this subsection 4.11 with respect to such Lender, it will, if requested by the Company and to the extent permitted by law or by the relevant Governmental Authority, endeavor in good faith to avoid or minimize the increase in costs or reduction in payments resulting from such event (including, without limitation, endeavoring to change its Eurodollar Lending Office); provided, however, that such avoidance or minimization can be made in such a manner that such Lender, in its sole determination, suffers no economic, legal or regulatory disadvantage. If any Lender requests compensation from the Company under this subsection 4.11, the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender thereafter to make or continue Loans of the Type with respect to which such compensation is requested, or to convert Loans of any other Type into Loans of such Type, until the Requirement of Law giving rise to such request ceases to be in effect, provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

            (d) Each Lender (and in case of an Assignee on the date it becomes a Lender) that is not a United States Person (as defined in Section 7701(a)(30) of the Code) for federal income tax purposes either (1) in the case of a Lender that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represents to the Company (for the benefit of the Company and the Administrative Agent) that under applicable law and treaties no taxes are required to be withheld by the Company or the Administrative Agent with respect to any payments to be made to such Lender in respect of the Loans or the L/C Participating Interests, (ii) agrees to furnish to the Company, with a copy to the Administrative Agent, either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Lender claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) agrees (for the benefit of the Company and the Administrative Agent), to the extent it may lawfully do so at such times, to provide the Company, with a copy to the Administrative Agent, a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Lender, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption or (2) in the case of a Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represents to the

Company (for the benefit of the Company and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (ii) agrees to furnish to the Company, with a copy to the Administrative Agent, (A) a certificate substantially in the form of Exhibit J hereto (any such certificate, a "Subsection 4.11(d)(2) Certificate") and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8, certifying to such Lender's legal entitlement at the Closing Date to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to all payments to be made under this Agreement, and (iii) agrees, to the extent legally entitled to do so, upon reasonable request by the Company, to provide to the Company (for the benefit of the Company and the Administrative Agent) such other forms as may be required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement. Notwithstanding any provision of this subsection 4.11 to the contrary, the Company shall have no obligation to pay any amount to or for the account of any Lender (or the Eurodollar Lending Office of any Lender) on account of any taxes pursuant to this subsection 4.11, to the extent that such amount results from (i) the failure of any Lender to comply with its obligations pursuant to this subsection 4.11, (ii) any representation or warranty made or deemed to be made by any Lender pursuant to this subsection 4.11(d) proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made or (iii) any Change in Law or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, the effect of which would be to subject to any taxes any payment made pursuant to this Agreement to any Lender making the representation and covenants set forth in subsection 4.11(d)(2), which payment would not be subject to such taxes were such Lender eligible to make and comply with, and actually made and complied with, the representation and covenants set forth in subsection 4.11(d)(1) hereinabove.

            (e) A certificate in reasonable detail as to any amounts submitted by such Lender, through the Administrative Agent, to the Company, shall be conclusive in the absence of manifest error. The covenants contained in this subsection 4.11 shall survive the termination of this Agreement and repayment of the Loans.

            4.12 Indemnity. The Company agrees to indemnify each Lender and to hold such Lender harmless from any loss or expense (but without duplication of any amounts payable as default interest) which such Lender may sustain or incur as a consequence of (a) default by the Company in payment of the principal amount of or interest on any Eurodollar Loans of such Lender, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder, (b) default by the Company in making a borrowing after the Company has given a notice in accordance with subsection 4.1 or in making a conversion of Alternate Base Rate Loans to Eurodollar Loans or in continuing Eurodollar Loans as such, in either case, after the Company has given notice in accordance with subsection 4.2, (c) default by the Company in making any prepayment after the Company has given a notice in accordance with subsection 4.4 or (d) a payment or prepayment of a Eurodollar Loan or conversion (including without limitation, as a result of subsection 4.4 and/or a conversion pursuant to subsection 4.10) of any Eurodollar Loan into an Alternate

Base Rate Loan, in either case on a day which is not the last day of an Interest Period with respect thereto, including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans hereunder (but excluding loss of profit). This covenant shall survive termination of this Agreement and repayment of the Loans.

            4.13 Repayment of Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Revolving Credit Termination Date, (ii) the principal amount of the Term Loan of such Lender, in 14 consecutive installments, payable on each Installment Payment Date (or the then unpaid principal amount of such Term Loan, on the date that the Term Loans become due and payable pursuant to
Section 9), and (iii) the then unpaid principal amount of the Swing Line Loans of the Swing Line Lender on the Revolving Credit Termination Date. The Company hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.5.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

            (c) The Administrative Agent shall maintain the Register pursuant to subsection 11.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Revolving Credit Loan and Term Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Lender's share thereof.

            (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 4.13(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Loans made to such Company by such Lender or to repay any other obligations in accordance with the terms of this Agreement.

            (e) The Company agrees that, upon the request to the Administrative Agent by any Lender, the Company will execute and deliver to such Lender (i) a promissory note of the Company evidencing the Revolving Credit Loans of such Lender, substantially in the form of Exhibit A with appropriate insertions as to date and principal amount (a "Revolving Credit Note"), and/or (ii) a promissory note of the Company evidencing the Term Loan of such

Lender, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (a "Term Loan Note"), and/or (iii) in the case of the Swing Line Lender, a promissory note of the Company evidencing the Swing Line Loans of the Swing Line Lender, substantially in the form of Exhibit C with appropriate insertions as to date and principal amount (the "Swing Line Note").

            4.14 Replacement of Lenders. In the event any Lender or the Issuing Lender exercises its rights pursuant to subsection 4.10 or requests payments pursuant to subsections 3.10 or 4.11, the Company may require, at the Company's expense (including payment of any processing fees under subsection 11.6(e)) and subject to subsection 4.12, such Lender or the Issuing Lender to assign, at par plus accrued interest and fees, without recourse (in accordance with subsection 11.6) all of its interests, rights and obligations hereunder (including all of its Commitments and the Loans and other amounts at the time owing to it hereunder and its Notes and its interest in the Letters of Credit) to a bank, financial institution or other entity specified by the Company, provided that
(i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) the Company shall have received the written consent of the Administrative Agent, which consent shall not unreasonably be withheld, to such assignment, (iii) the Company shall have paid to the assigning Lender or the Issuing Lender all monies other than principal, interest and fees accrued and owing hereunder to it (including pursuant to subsections 3.10, 4.10, 4.11 and 4.12) and (iv) in the case of a required assignment by the Issuing Lender, the Letters of Credit shall be canceled and returned to the Issuing Lender.

            SECTION 5. REPRESENTATIONS AND WARRANTIES

            In order to induce the Lenders to enter into this Agreement and to make the Loans and to induce the Issuing Lender to issue, and the Participating Lenders to participate in, the Letters of Credit, the Company hereby represents and warrants to each Lender and the Administrative Agent, as of the Closing Date and as of the making of any extension of credit hereunder:

            5.1 Financial Condition. (a) The consolidated audited balance sheets of the Company and its consolidated Subsidiaries as at January 1, 1994, December 31, 1994 and December 30, 1995 and the related consolidated statements of operations and of cash flows for the fiscal year ended on each such date, audited by Price Waterhouse LLP, copies of which have heretofore been furnished to each Lender, present fairly in accordance with GAAP the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Neither the Company nor any of its consolidated Subsidiaries had, at the date of each balance sheet referred to above, any material Contingent Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any material interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto or expressly permitted to be incurred hereunder.

            (b) The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at September 28, 1996, certified by a Responsible Officer of the Company, copies of which have heretofore been furnished to each Lender, present fairly in accordance with GAAP the financial position of the Company and its consolidated Subsidiaries as at such dates. Such balance sheets, including the related schedules and notes thereto, have been prepared in accordance with GAAP (except as approved by such Responsible Officer and disclosed therein). The Company and its consolidated Subsidiaries did not have at the dates of such balance sheets, any material Contingent Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency exchange transaction, which is not reflected in such balance sheets or in the notes thereto. During the period from December 31, 1995 to the Closing Date, except as set forth in Schedule 5.1(b), no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company or any of its consolidated Subsidiaries nor has any of the Capital Stock of the Company or any of its consolidated Subsidiaries been redeemed, retired, purchased or otherwise acquired for value by the Company or any of its consolidated Subsidiaries, respectively.

            (c) The unaudited consolidated pro forma balance sheets of (i) Holdings, (ii) AcquisitionCo and (iii) the Company and its consolidated Subsidiaries, in each case, as of September 28, 1996, certified by a Responsible Officer of Holdings, AcquisitionCo and the Company, respectively (the "Pro Forma Balance Sheets"), copies of which have been furnished to each Lender, are the unaudited balance sheets of Holdings, AcquisitionCo and the Company and its consolidated Subsidiaries, respectively, adjusted in each case to give effect (as if such events had occurred on such date) to (i) the Merger and each of the transactions contemplated by the Merger Agreement, (ii) the incurrence of the Loans and the issuance of the Letters of Credit to be incurred or issued, as the case may be, on the Closing Date and (iv) the incurrence of the Bridge Subordinated Debt and all other Indebtedness that the Company and its consolidated Subsidiaries expect to incur, and the payment of all amounts the Company and its consolidated Subsidiaries expect to pay, in connection with the Merger. The Pro Forma Balance Sheets, together with the notes thereto, were prepared based on good faith assumptions in accordance with GAAP and are based on the best information available to Holdings, AcquisitionCo and the Company, respectively, as of the date of delivery thereof, and reflect on a pro forma basis the financial position of Holdings, AcquisitionCo and the Company and its consolidated Subsidiaries, respectively, as of September 30, 1996, as adjusted, as described above, assuming that the events specified in the preceding sentence had actually occurred as of September 30, 1996.

            5.2 No Change. Since December 31, 1995, (a) there has been no change, and (as of the Closing Date only) no development or event which has had or could reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole and

(b) no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Company nor has any of the Capital Stock of the Company been redeemed, retired, repurchased or otherwise acquired for value by the Company or any of its Subsidiaries, except as permitted by subsection 8.11 and as set forth in Schedule 5.1(b).

            5.3 Corporate Existence; Compliance with Law. Each of the Company and its Subsidiaries (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation, (b) has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, (c) is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure so to qualify would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, and (d) except as disclosed in the Phase I Environmental Assessments is in compliance with all applicable statutes, laws, ordinances, rules, orders, permits and regulations of any governmental authority or instrumentality, domestic or foreign (including, without limitation, those related to Hazardous Materials and substances), except where noncompliance would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole. Except as disclosed in the Phase I Environmental Assessments, neither the Company nor any of its Subsidiaries has received any written communication from a Governmental Authority that alleges that the Company or any of its Subsidiaries is not in compliance, in all material respects, with all material federal, state, local or foreign laws, ordinances, rules and regulations.

            5.4 Corporate Power; Authorization. Each of the Company and its Subsidiaries has the corporate power and authority to make, deliver and perform each of the Credit Documents to which it is a party, and the Company has the corporate power and authority and legal right to borrow hereunder and to have Letters of Credit issued for its account hereunder. Each of the Company and its Subsidiaries has taken all necessary corporate action to authorize the execution, delivery and performance of each of the Credit Documents to which it is or will be a party and the Company has taken all necessary corporate action to authorize the borrowings hereunder and the issuance of Letters of Credit for its account hereunder. No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery or performance by the Company or any of its Subsidiaries, or for the validity or enforceability against the Company or any of its Subsidiaries, of any Credit Document except for consents, authorizations and filings which have been obtained or made and are in full force and effect and except (i) such consents, authorizations and filings, the failure to obtain or perform (x) which would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole and (y) which would not adversely affect the validity or enforceability of any of the Credit Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder, and (ii) such filings as are necessary to perfect the Liens of the Lenders created pursuant to this Agreement and the Security Documents.

            5.5 Enforceable Obligations. This Agreement and the Merger Agreement have been, and each of the other Credit Documents and any other agreement to be entered into by any Credit Party pursuant to the Merger Agreement will be duly executed and delivered on behalf of such Credit Party that is party thereto. The Merger Agreement has been duly executed and delivered (a) to the best knowledge of AcquisitionCo, on behalf of Carter's and (b) on behalf of AcquisitionCo. This Agreement and the Merger Agreement each constitutes, and each of the other Credit Documents and any other agreement to be entered into by any Credit Party pursuant to the Merger Agreement will constitute upon execution and delivery, the legal, valid and binding obligation of such Credit Party, and is enforceable against such Credit Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Merger Agreement constitutes the legal, valid and binding obligation of (a) to the best knowledge of AcquisitionCo, Carter's enforceable against Carter's in accordance with its terms and (b) AcquisitionCo enforceable against such Person in accordance with its terms, except, in each case, as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            5.6 No Legal Bar. The execution, delivery and performance of each Credit Document, the incurrence or issuance of and use of the proceeds of the Loans, the Bridge Subordinated Debt, any Permanent Subordinated Debt and of drawings under the Letters of Credit and the transactions contemplated by the Merger Agreement, the Credit Documents and the Bridge Subordinated Debt Documents, (a) will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon each of Holdings, AcquisitionCo and the Company or any Subsidiary of the Company or any of their respective properties or assets, in any manner which, individually or in the aggregate, (i) would have a material adverse effect on the ability of Holdings, AcquisitionCo, the Company or any such Subsidiary to perform its obligations under the Credit Documents, the Merger Agreement, and any other agreement to be entered into pursuant to the Merger Agreement, to which it is a party, (ii) would give rise to any liability on the part of the Administrative Agent or any Lender, or (iii) would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, and (b) will not result in the creation or imposition of any Lien on any of its properties or assets pursuant to any Requirement of Law applicable to it, as the case may be, or any of its Contractual Obligations, except for the Liens arising under the Security Documents.

            5.7 No Material Litigation. No litigation by, investigation known to the Company by, or proceeding of, any Governmental Authority is pending against the Company or any of its Subsidiaries (including after giving effect to the Merger) with respect to the validity, binding effect or enforceability of any Merger Document, any Credit Document, the Loans made hereunder, the use of proceeds thereof, of the Bridge Subordinated Debt, any Permanent Subordinated Debt or of any drawings under a Letter of Credit and the other transactions contemplated hereby or by the Merger Agreement. No lawsuits, claims, proceedings or investigations are pending or, to the best knowledge of the Company, threatened as of the Closing Date against or affecting the Company or a Subsidiary of the Company or any of their respective properties, assets, operations or businesses (including after giving effect to the Merger), in which there is a probability of an adverse determination, and is reasonably likely, if adversely decided, to have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

            5.8 Investment Company Act. Neither the Company nor any Subsidiary of the Company is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

            5.9 Federal Regulation. No part of the proceeds of any of the Loans or Subordinated Debt or any drawing under a Letter of Credit will be used for any purpose which violates the provisions of Regulation G, T, U or X of the Board. Neither the Company nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under said Regulation U.

            5.10 No Default. The Company and each of its Subsidiaries have performed all material obligations required to be performed by them under their respective Contractual Obligations (including after giving effect to the Merger) and they are not (with or without the lapse of time or the giving of notice, or both) in breach or default in any respect thereunder, except to the extent that such breach or default would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries (including after giving effect to the Merger) is in default under any material judgment, order or decree of any Governmental Authority, domestic or foreign, applicable to it or any of its respective properties, assets, operations or business, except to the extent that any such defaults would not, in the aggregate, have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

            5.11 Taxes. Except as set forth on Schedule 5.12, each of the Company and its Subsidiaries (including after giving effect to the Merger) has filed or caused to be filed all material tax returns which, to the knowledge of the Company, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves (or other sufficient provisions) in conformity with GAAP have been provided on the books of the Company or its Subsidiaries (including after giving effect to the Merger), as the case may be); and no tax Lien has been filed, and, to the knowledge of the Company, no written claim is being asserted, with respect to any such tax, fee or other charges.

            5.12 Subsidiaries. After giving effect to the consummation of the Merger, the Subsidiaries of the Company, their jurisdiction of incorporation and their approximate net book value shall be as set forth on Schedule 5.12. As of the Closing Date, and at all times prior to any occurrence of an IPO pursuant to which the Capital Stock of the Company is sold in a public offering, Holdings owns no less than 100% of the issued and outstanding Capital Stock of the Company.

            5.13 Ownership of Property; Liens. As of the Closing Date and as of the making of any extension of credit hereunder (subject to transfers and dispositions of property permitted under subsection 8.5), each of the Company and its Subsidiaries has good and valid title to all of its material assets (other than real property or interests in real property) in each case free and clear of all mortgages, liens, security interests or encumbrances of any nature whatsoever except Permitted Liens. With respect to real property or interests in real property, as of the Closing Date, each of the Company and its Subsidiaries has (i) fee title to all of the real property listed on Schedule 5.13 under the heading "Fee Properties" (each, a "Fee Property"), and (ii) good and valid title to the leasehold estates in all of the real property leased by it and listed on
Schedule 5.13 under the heading "Leased Properties" (each, a "Leased Property"), in each case free and clear of all mortgages, liens, security interests, easements, covenants, rights-of-way and other similar restrictions of any nature whatsoever, except (A) Permitted Liens, (B) any conditions that may be shown by a current, accurate survey or physical inspection of any Fee Property or Leased Property, (C) as to Leased Property, the terms and provisions of the respective lease therefor, including, without limitation, the matters set forth on Schedule 5.13, and any matters affecting the fee title and any estate superior to the leasehold estate related thereto, and (D) title defects, or leases or subleases granted to others, which are not material to the Fee Properties or the Leased Properties, as the case may be, taken as a whole. The Fee Properties and the Leased Properties constitute, as of the Closing Date, all of the real property owned in fee or leased by the Company and its Subsidiaries.

            5.14 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan that would result in a material liability to the Company, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. Neither the Company nor any Commonly Controlled Entity has: been involved in any transaction that would cause the Company to be subject to material liability with respect to a Plan to which the Company or any Commonly Controlled Entity contributed or was obligated to contribute during the six-year period ending on the date this representation is made or deemed made; or incurred any material liability under Title IV of ERISA which would become or remain a material liability of the Company after the Closing Date. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period that would result in a material liability to the Company. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits that would result in a material liability to the Company. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made, in either case that would result in a material liability to the Company. To the knowledge of the Company, no such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Company and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount that would result in a material liability to the Company.

            5.15 Collateral Documents. (a) Upon execution and delivery thereof by the parties thereto, each of the Pledge Agreements will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the pledged stock described therein and, when stock certificates representing or constituting the pledged stock described in each of the Pledge Agreements are delivered to the Administrative Agent, such security interest shall constitute a perfected first lien on, and security interest in, all right, title and interest of the pledgor party thereto in the pledged stock described therein.

            (b) Upon execution and delivery thereof by the parties thereto, each of the Security Agreements will be effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the collateral described therein and Uniform Commercial Code financing statements have been filed in each of the jurisdictions listed on Schedule 5.15(b), or arrangements have been made for such filing in such jurisdictions, and upon such filing, and upon the taking of possession by the Administrative Agent of any such collateral the security interests in which may be perfected only by possession, such security interests will, subject to the existence of Permitted Liens, constitute perfected first priority liens on, and security interests in, all right, title and interest of the debtor party thereto in the collateral described therein, except to the extent that a security interest cannot be perfected therein by the filing of a financing statement or the taking of possession under the Uniform Commercial Code of the relevant jurisdiction.

            5.16 Copyrights, Patents, Permits, Trademarks and Licenses. Schedule
5.16 sets forth a true and complete list of all material trademarks (registered or unregistered), trade names, service marks, patents, pending patent applications and copyrights and applications therefor owned, used or filed by or licensed to the Company and its Subsidiaries (after giving effect to the Merger) and, with respect to registered trademarks (if any), contains a list of all jurisdictions in which such trademarks are registered or applied for and all registration and application numbers. Except as disclosed on Schedule 5.16, the Company or a Subsidiary (after giving effect to the Merger) owns or has the right to use, without payment to any other party, trademarks (registered or unregistered), trade names, service marks, patents, pending patent applications and copyrights and applications therefor referred to in such Schedule. Except as set forth on Schedule 5.16, to the best knowledge of the Company, no claims are pending by any Person with respect to the ownership, validity, enforceability or the Company's or any Subsidiary's use of any such trademarks (registered or unregistered), trade names, service marks, patents, pending patent applications and copyrights, or applications therefor, challenging or questioning the validity or effectiveness of any of the foregoing, in any jurisdiction, domestic or foreign.

            5.17 Environmental Matters. Except (x) as set forth in the Phase I Environmental Assessment, or (y) insofar as any exceptions to the following, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the business, assets, conditions (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole:

            (a) to the best knowledge of the Company, the properties owned, leased, or otherwise operated by the Company or any of its Subsidiaries do not contain, and have not previously contained, in, on or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials in amounts or concentrations that constitute or constituted a violation of, or could reasonably give rise to liability under, Environmental Laws;

            (b) to the best knowledge of the Company, the properties owned or leased, or otherwise operated by the Company or any of its Subsidiaries and all operations and facilities at such properties are in compliance with all Environmental Laws, and there is no contamination or violation of any Environmental Law which could interfere with the continued operation of, or impair the fair saleable value of, such property;

            (c) neither the Company nor any of its Subsidiaries has received or is aware of any written complaint, notice of violation, alleged violation, or notice of investigation or of potential liability under Environmental Laws with regard to the Company or its Subsidiaries, nor does the Company or any of its Subsidiaries have knowledge that any such action is being contemplated, considered or threatened;

            (d) to the best knowledge of the Company, Hazardous Materials have not been generated, treated, stored or disposed of at, on or under any properties presently or formerly owned, leased, or otherwise operated by the Company or any of its Subsidiaries, nor have any Hazardous Materials been transported from any such property, or come to be located at any other property, in violation of or in a manner that could reasonably give rise to liability under any Environmental Laws; and

            (e) there are no governmental administrative actions or judicial proceedings pending or, to the best knowledge of the Company and its Subsidiaries, threatened under any Environmental Law to which the Company or any of its Subsidiaries is a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements, other than permits authorizing operations by the Company or any of its Subsidiaries, outstanding under any Environmental Law.

            5.18 Accuracy and Completeness of Information. The factual statements contained in the financial statements referred to in subsection 5.1(a), the Credit Documents (including the schedules thereto), the Merger Agreement and any other certificates or documents furnished or to be furnished to the Administrative Agent or the Lenders from time to time in connection with this Agreement, taken as a whole, do not and will not, to the best knowledge of the Company, as of the date when made, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which the same were made, all except as otherwise qualified herein or therein, such knowledge qualification being given only with respect to factual statements made by Persons other than the Company or any of its Subsidiaries.

            SECTION 6. CONDITIONS PRECEDENT

            6.1 Conditions to Initial Loans and Letters of Credit. The obligation of each Lender to make its Loans, and the obligation of the Issuing Lender to issue any Letter of Credit, on the Closing Date are subject to the satisfaction, or waiver by such Lender, immediately prior to or concurrently with the making of such Loans or the issuance of such Letters of Credit, as the case may be, of the following conditions:

            (a) Agreement; Notes. The Administrative Agent shall have received
      (i) a counterpart of this Agreement for each Lender duly executed and delivered by a duly authorized officer of the Company, (ii) for the account of each Revolving Credit Lender requesting the same pursuant to subsection 4.13, a Revolving Credit Note of the Company conforming to the requirements hereof and executed by a duly authorized officer of the Company, (iii) for the account of each Term Loan Lender requesting the same pursuant to subsection 4.13, a Term Loan Note, conforming to the requirements hereof and executed by a duly authorized officer of the Company, and (iv) for the account of Chase, a Swing Line Note, conforming to the requirements hereof and executed by a duly authorized officer of the Company. The Administrative Agent shall have received a copy of the Merger Agreement.

            (b) Merger. The Merger shall have been consummated pursuant to the Merger Agreement with all fees, costs and expenses incurred in connection therewith not to exceed approximately $22,000,000, all of the conditions precedent set forth in Articles 9 and 10 of the Merger Agreement shall have been satisfied or waived by Carter's, and no material provision of the Merger Agreement shall have been amended, supplemented, waived or otherwise modified by the Company without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

            (c) Capitalization; Capital Structure (i) The Company shall have been capitalized by Holdings with at least $80,000,000 (net of an allocable fee not to exceed $3,000,000) in cash from the issuance of its Capital Stock, of which at least $60,000,000 shall be in the form of Common Stock (having material terms satisfactory to the Arrangers) and $20,000,000 (net of an allocable fee not to exceed $3,000,000) in the form of preferred stock with material terms reasonably satisfactory to the Agents.

                  (ii) (x) Holdings shall have been capitalized by the Investors with at least $80,000,000, of which at least $60,000,000 shall be in cash from the issuance of its Capital Stock and; (y) Holdings shall have issued unsecured subordinated indebtedness (the "Holdings Subordinated Debt") to the Investors in an aggregate principal amount of $20,000,000 (having material terms reasonably satisfactory to the Agents).

                  (iii) After giving effect to the transactions contemplated herein, Holdings shall have no material indebtedness other than the Holdings Subordinated Debt.

                  (iv) The Bridge Loan Agreement shall have been executed and delivered by the parties thereto (and the October 25, 1996 draft thereof, subject to changes agreed upon by the Administrative Agent, shall be in form and substance satisfactory to the Lenders) shall be in full force and effect and none of the provisions thereof shall have been amended, waived, supplemented or otherwise modified without the prior written consent of the Administrative Agent; and the Company shall have issued the Bridge Subordinated Debt in a principal amount of at least $90,000,000.

                  (v) The terms and conditions, and documentation, of any material Indebtedness and all equity securities of the Company or any of its Subsidiaries to be outstanding at or after the Closing Date, the certificate of incorporation, by-laws, other governing documents and the corporate and capital structure of the Company and its Subsidiaries, in each case after giving effect to the consummation of the Merger, shall be in form and substance satisfactory to the Agents.

      The execution and delivery of this Agreement by the Lenders and the Agents shall be deemed to evidence the satisfaction of the Lenders and the Agents with such of the matters referenced and in clauses (i) through (v) of this paragraph (c) as shall have been disclosed and made available to the Agents prior to the date hereof.

            (d) Financial Statements. (i) The Lenders shall have received audited consolidated financial statements of the Company for its three most recently completed fiscal years, which financial statements shall have been prepared in accordance with GAAP.

                  (ii) The Lenders shall have received unaudited interim consolidated financial statements of the Company for each fiscal month and each quarterly period ended during the portion of the 1996 fiscal year through September 30, 1996 and such financial statements shall not reflect any material adverse change in the consolidated financial condition of the Company as reflected in the financial statements or projections previously delivered to the Lenders.

                  (iii) The Lenders shall have received satisfactory pro forma balance sheets of Holdings and, on a consolidated basis, of the Company and its Subsidiaries as of the Closing Date reflecting and giving effect to the transactions contemplated hereby.

            (e) Fees. The Agents, the Advisor, the Arrangers and the Lenders shall have received all fees, expenses and other consideration presented for payment required to be paid or delivered on or before the Closing Date.

            (f) Lien Searches. The Administrative Agent shall have received the results of a search of Uniform Commercial Code, tax and judgment filings made with respect to each of the Company and its Subsidiaries in the jurisdictions set forth on Schedule 5.15(b), together with copies of financing statements disclosed by such searches and such searches shall disclose no Liens on any assets encumbered by any Security Document, except for Liens permitted hereunder or, if unpermitted Liens are disclosed, the Administrative Agent shall have received satisfactory evidence of the release of such Liens.

            (g) Environmental Reports. The Administrative Agent shall have received, with copies for each Lender, if requested, the Phase I Environmental Assessments which shall be in form and substance satisfactory to the Agents (the execution and delivery of this Agreement by the Lenders and the Administrative Agent being deemed to evidence the satisfaction of the Administrative Agent with such of the above-referenced reports as shall have been disclosed and made available to the Administrative Agent prior to the date hereof along with letters from the firms preparing such reports entitling the Administrative Agent and each Lender to rely on such reports as if prepared for and addressed to each of them).

            (h) Holdings Pledge Agreement. The Administrative Agent shall have received the Holdings Pledge Agreement executed and delivered by a duly authorized officer of Holdings, together with stock certificates representing at least 100% of all issued and outstanding shares of Capital Stock of the Company, and undated stock powers for each certificate, executed in blank and delivered by a duly authorized officer of Holdings and the acknowledgment and consent of the Company thereunder, in the form annexed to the Holdings Pledge Agreement.

            (i) Company Pledge Agreement. The Administrative Agent shall have received the Company Pledge Agreement executed and delivered by a duly authorized officer of the Company, together with stock certificates representing 100% of all issued and outstanding shares of Capital Stock of each of the Domestic Subsidiaries of the Company and 65% of the voting Capital Stock of the Foreign Subsidiaries of the Company, and undated stock powers for each certificate, executed in blank and delivered by a duly authorized officer of the Company and the acknowledgment and consent of the issuer thereunder, in the form annexed to the Company Pledge Agreement.

            (j) Company Security Agreement. The Administrative Agent shall have received the Company Security Agreement, executed and delivered by a duly authorized officer of the Company.

            (k) Holdings Guarantee. The Administrative Agent shall have received the Holdings Guarantee, executed and delivered by a duly authorized officer of Holdings.

            (l) Subsidiary Guarantee. The Administrative Agent shall have received a Subsidiary Guarantee, executed and delivered by a duly authorized officer of each of the Domestic Subsidiaries of the Company.

            (m) Legal Opinion. The Administrative Agent shall have received, dated the Closing Date and addressed to the Administrative Agent and the Lenders, an opinion of (i) Gibson, Dunn & Crutcher LLP, counsel to the Credit Parties, in substantially the form of Exhibit K-1, with such changes thereto as may be approved by the Administrative Agent and its counsel and (ii) Testa, Hurwitz and Thibeault, LLP, counsel to the Credit Parties, in substantially the form of Exhibit K-2, with such changes thereto as may be approved by the Administrative Agent and its counsel.

            (n) Closing Certificate. The Administrative Agent shall have received a Closing Certificate of each Credit Party dated the Closing Date, in substantially the form of Exhibits L-1, L-2 and L-3, respectively, with appropriate insertions and attachments, in form and substance satisfactory to the Administrative Agent and its counsel, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Company, Holdings and the Subsidiaries of the Company, respectively.

            (o) Consents, Authorizations and Filings, etc. Except for the financing statements contemplated by the Company Security Agreement, all consents, authorizations and filings, if any, required in connection with the execution, delivery and performance by the Credit Parties, and the validity and enforceability against the Credit Parties, of the Credit Documents to which any of them is a party, shall have been obtained or made, and such consents, authorizations and filings shall be in full force and effect, except such consents, authorizations and filings, the failure to obtain which would not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

            (p) Insurance. The Administrative Agent shall have received (i) a schedule describing all insurance maintained by the Company and its Subsidiaries pursuant to subsection 7.5, and (ii) binders (or other customary evidence as to the obtaining and maintenance by the Company of such insurance) for each policy set forth on such schedule insuring against casualty and other usual and customary risks.

            (q) Existing Credit Agreements; Indebtedness. (i) On the Closing Date, the commitments under the Existing Credit Agreement shall have been terminated, all loans thereunder shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated or incorporated hereunder as, or supported hereunder by, Letters of Credit, and all other amounts owing pursuant to the Existing Credit Agreement shall have been repaid in full, and the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this subsection 6.1(r) have been satisfied at such time.

            (ii) On the Closing Date, the creditors under the Existing Credit Agreement shall have terminated and released all Liens on the capital stock of and assets owned by the Company and its Subsidiaries, and the Administrative Agent shall have received all such releases as may have been requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (r) Other Agreements. The Administrative Agent shall have received each additional document or instrument reasonably requested by the Required Lenders.

            (s) Litigation. On the Closing Date, there shall be no actions, suits or proceedings pending or threatened against any Credit Party (a) with respect to this Agreement or any other Credit Document or the transactions contemplated hereby or thereby (including the Merger) which would be reasonably expected to have a material adverse effect on the rights or remedies of the Lenders under the Credit Documents or (b) which the Administrative Agent or the Required Lenders shall determine could reasonably be expected to have a material adverse effect on the rights or remedies of the Lenders hereunder or under any other Credit Document or on the ability of any

      Credit Party to perform its respective obligations to the Lenders hereunder or under any other Credit Document.

            (t) Approvals. On the Closing Date, all necessary governmental approvals and all necessary authorizations, consents, approvals or waivers of other third parties in connection with the transactions contemplated by the Credit Documents and the Merger Agreement shall have been obtained and remain in effect (except where the failure to do so would not reasonably be expected to have a material adverse effect on (x) the business, operations, property, condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (y) (I) the validity or enforceability of this Agreement, any of the Notes or the other Credit Documents or (II) the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder), and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains or prevents such transactions or imposes materially adverse conditions upon the consummation of such transactions.

            6.2 Conditions to All Loans and Letters of Credit. The obligation of each Lender to make any Loan (other than any Revolving Credit Loan the proceeds of which are to be used to repay Refunded Swing Line Loans) and the obligation of the Issuing Lender to issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Borrowing
Date:

            (a) Representations and Warranties. Each of the representations and warranties made in or pursuant to Section 5 or which are contained in any other Credit Document shall be true and correct in all material respects on and as of the date of such Loan or of the issuance of such Letter of Credit as if made on and as of such date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date).

            (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such Borrowing Date or after giving effect to such Loan to be made or such Letter of Credit to be issued on such Borrowing Date.

            (c) Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of a Responsible Officer of the Company to the effect that the applicable statements contained in paragraphs (a) and (b) above are true and correct as at the Borrowing Date.

Each borrowing by the Company hereunder and the issuance of each Letter of Credit by the Issuing Lender hereunder shall constitute a representation and warranty by the Company as of the date of such borrowing or issuance that the conditions in clauses (a) and (b) and of this subsection 6.2 have been satisfied.

            SECTION 7. AFFIRMATIVE COVENANTS

            The Company hereby agrees that, so long as the Commitments remain in effect, any Loan, Note or L/C Obligation remains outstanding and unpaid, any amount (unless cash in an amount equal to such amount has been deposited to a cash collateral account established by the Administrative Agent) remains available to be drawn under any Letter of Credit or any other amount is owing to any Lender or the Administrative Agent hereunder or under any of the other Credit Documents, it shall, and, in the case of the agreements contained in subsections 7.3 through 7.6, and 7.8 through 7.10, the Company shall cause each of its Subsidiaries to:

            7.1 Financial Statements. Furnish to the Administrative Agent (with sufficient copies for each Lender which the Administrative Agent shall promptly furnish to each Lender):

            (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of stockholders' equity and cash flows and the consolidated statements of income of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year and, in the case of the consolidated balance sheet referred to above, reported on, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, or qualification which would affect the computation of financial covenants, by independent certified public accountants of nationally recognized standing;

            (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Company, the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and the portion of the fiscal year of the Company through such date, setting forth in each case in comparative form the figures for the corresponding quarter in, and year to date portion of, the previous year, and the figures for such periods in the budget prepared by the Company and furnished to the Administrative Agent, certified by the chief financial officer, controller or treasurer of the Company as being fairly stated in all material respects;

            (c) as soon as practicable, and in any event within 35 days after the end of each calendar month of each year, commencing with the first full month ended following the Closing Date, the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such month and the related unaudited consolidated statement of income of the Company and its Subsidiaries for such month and for the portion of the fiscal year of the Company through such date in the form and detail similar to those customarily prepared by management of the Company for internal use,
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                                                                              60


      setting forth in each case in comparative form the consolidated figures for the corresponding month of, and year to date portion of, the previous year and the figures for such periods in the budget prepared by the Company and furnished to the Administrative Agent, certified by the chief financial officer, controller or treasurer of the Company as being fairly stated in all material respects;

            (d) as soon as available, but in any event not later than (i) 60 days after the beginning of the 1997 fiscal year and (ii) 30 days after the beginning of each fiscal year of the Company thereafter to which such budget relates, a preliminary consolidated operating budget for the Company and its Subsidiaries taken as a whole; and as soon as available, any material revision to or any final revision of any such preliminary annual operating budget or any such consolidated operating budget; and

            (e) concurrently with the delivery of financial statements pursuant to subsection 7.1(a) or (b), a certificate of the chief financial officer of the Company setting forth, in reasonable detail, the computations of Consolidated EBITDA as of the last day of the fiscal period covered by such financial statements, Capital Expenditures as of such last day, the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA as of such last day, and the Interest Coverage Ratio as of such last day;

all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and (except in the case of the statements referred to in paragraphs (c) and (d) of this subsection 7.1) in accordance with GAAP.

            7.2 Certificates; Other Information. Furnish to the Administrative Agent (with sufficient copies for each Lender which the Administrative Agent shall promptly deliver to each Lender):

            (a) concurrently with the delivery of the consolidated financial statements referred to in subsection 7.1(a), a letter from the independent certified public accountants reporting on such financial statements stating that in making the examination necessary to express their opinion on such financial statements no knowledge was obtained of any Default or Event of Default under subsections 4.4(b)(i), (ii) and (iii), 8.1, 8.3, and 8.6 through 8.11, except as specified in such letter;

            (b) within 15 days of the delivery of the financial statements referred to in subsections 7.1(a) and (b) (except that the certificate referred to in clause (iii) below shall be delivered concurrently with such financial statements), a certificate of the chief financial officer of the Company stating that, to the best of such officer's knowledge, during such period (i) no Subsidiary has been formed or acquired (or, if any such Subsidiary has been formed or acquired, the Company has complied with the requirements of subsection 7.9 with respect thereto), (ii)
      neither the Company nor any of its Subsidiaries has changed its name, its principal place of business, its chief executive office or the location of any material item of tangible Collateral without
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                                                                              61


      complying with the requirements of this Agreement and the Security Documents with respect thereto, (iii) each of the Company and its Subsidiaries has observed or performed all of its respective covenants and other agreements, and satisfied every material condition, contained in this Agreement, the Notes and the other Credit Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (iv) showing in detail as of the end of the related fiscal period the figures and calculations supporting such statement in respect of clause (e) of subsection 8.1, clauses (b) and (e) of subsection 8.3 and subsections 8.7 through 8.12 and any other calculations reasonably requested by the Administrative Agent with respect to the quantitative aspects of the other covenants contained herein, and (v) if not specified in the financial statements delivered pursuant to subsection 7.1, specifying the aggregate amount of interest paid or accrued by the Company and its Subsidiaries, and the aggregate amount of depreciation, depletion and amortization charged on the books of the Company and its Subsidiaries, during such accounting period;

            (c) promptly upon receipt thereof, copies of all final reports submitted to the Company or to any of its Subsidiaries by independent certified public accountants in connection with each annual, interim or special audit of the books of the Company or any of its Subsidiaries made by such accountants, including, without limitation, any final comment letter submitted by such accountants to management in connection with their annual audit;

            (d) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available to the public generally by the Company or any of its Subsidiaries, if any, and all regular and periodic reports and all final registration statements and final prospectuses, if any, filed by the Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority succeeding to any of its functions;

            (e) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), and within 45 days following each calendar month with respect to which the financial statements referred to in subsection 7.1(c) are required to be delivered, a management summary describing and analyzing the performance of the Company and its Subsidiaries during the periods covered by such financial statements;

            (f) within 45 days after the end of each fiscal quarter, a summary of all Asset Sales during such fiscal quarter including the amount of all Net Proceeds from such Asset Sales not previously applied to prepayments of the Loans and reductions of the Commitments pursuant to the proviso to subsection 4.4(b)(iii); and

            (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

            7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations and liabilities of whatever nature, except (a) when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company or any of its Subsidiaries, as the case may be, (b) for delinquent obligations which do not have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole and (c) for trade and other accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Company or any of its Subsidiaries, as the case may be.

            7.4 Conduct of Business and Maintenance of Existence. Continue to engage in businesses of the same general type as now conducted by it (after giving effect to the Merger), and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, material privileges, franchises, copyrights, patents, trademarks and trade names necessary or desirable in the normal conduct of its business except for rights, privileges, franchises, copyrights, patents, trademarks and tradenames the loss of which would not in the aggregate have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, and except as otherwise permitted by subsections 8.4 and 8.5; and comply with all applicable Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.

            7.5 Maintenance of Property; Insurance. (a) Keep all property useful and necessary in its business in good working order and condition (ordinary wear and tear excepted); and

            (b) Maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and with only such deductibles as are usually maintained by, and against at least such risks (but including, in any event, public liability insurance) as are usually insured against in the same general area by, companies engaged in the same or a similar business, and furnish to each Lender, (i) annually, a schedule disclosing (in a manner substantially similar to that used in the schedule provided pursuant to subsection 6.1(q)) all insurance against products liability risk maintained by the Company and its Subsidiaries pursuant to this subsection 7.5(b) or otherwise and (ii) upon written request of any Lender, full information as to the insurance carried; provided that the Company may implement programs of self insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith.

            7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities which permit financial statements to be prepared in conformity with GAAP and all Requirements of Law; and permit representatives of any Lender upon reasonable notice (but no more frequently than monthly unless a Default or Event of Default shall have occurred and be continuing), to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants.

            7.7 Notices. Promptly give notice to the Administrative Agent and each Lender:

            (a) of the occurrence of any Default or Event of Default;

            (b) of any (i) default or event of default under any instrument or other agreement, guarantee or collateral document of the Company or any of its Subsidiaries which default or event of default has not been waived and would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, or any other default or event of default under any such instrument, agreement, guarantee or other collateral document which, but for the proviso to clause (e) of Section 9, would have constituted a Default or Event of Default under this Agreement, or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, or receipt of any notice of any environmental claim or assessment against the Company or any of its Subsidiaries by any Governmental Authority, which in any such case would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole;

            (c) of any litigation or proceeding against the Company or any of its Subsidiaries (i) in which more than $2,000,000 of the amount claimed is not covered by insurance or (ii) in which injunctive or similar relief is sought which if obtained would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole;

            (d) of the following events, as soon as practicable after, and in any event within 30 days after, the Company knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan which Reportable Event could reasonably result in material liability to the Company and its Subsidiaries taken as a whole, or (ii) the institution of proceedings or the taking of any other action by PBGC, the Company or any Commonly Controlled Entity to terminate, withdraw or partially withdraw from any Plan and, with respect to a Multiemployer Plan, the Reorganization or Insolvency of such Plan, in each of the foregoing cases which could reasonably result in material liability to the Company and its Subsidiaries taken as a whole, and in addition to such notice, deliver to the Administrative Agent and each Lender whichever of the following may be applicable: (A) a certificate of a Responsible Officer of the Company setting forth details as to such Reportable Event and the action that the Company or such Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or
      (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be;

            (e) concurrently with the delivery of the information delivered pursuant to subsection 7.2(f) and each prepayment required pursuant to subsection 4.4(b)(iii), of any Asset Sale or substantially like-kind exchange of real property by the Company or any of its Subsidiaries; and

            (f) of a material adverse change known to the Company or its Subsidiaries in the business, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole.

Each notice pursuant to this subsection 7.7 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and (in the cases of clauses (a) through (d)) stating what action the Company proposes to take with respect thereto.

            7.8 Environmental Laws. (a)(i) Comply with all Environmental Laws applicable to it, and obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (ii) take reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply with all Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to any of them insofar as any failure to so comply, obtain or maintain could adversely affect the Borrower or any of its Subsidiaries. Noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or Environmental Permit shall be deemed not to constitute a breach of this 7.8(a); provided that, upon learning of any such noncompliance, the Borrower and its Subsidiaries shall promptly undertake reasonable efforts to achieve compliance, and provided further that, in any case, such noncompliance, and any other noncompliance with Environmental Law, individually or in the aggregate, could not reasonably be expected to give rise to a Material Adverse Effect.

            (b) Comply in a timely manner with all orders and lawful directives regarding Environmental Laws issued to the Borrower or any of its Subsidiaries by any Governmental Authority, other than such orders and lawful directives as to which an appeal or other challenge has been timely and properly taken in good faith and the pendency of any and all such appeals and other challenges could not reasonably be expected to give rise to a Material Adverse Effect.

            (c) Maintain, update as appropriate, and implement in all material respects an environmental program reasonably designed to (i) ensure that the Borrower, its Subsidiaries, any of their respective operations (including, without limitation, disposal), and any properties owned, leased or operated by any of them, attain and remain in substantial compliance with all applicable Environmental Laws; (ii) reasonably and prudently manage any liabilities or potential liabilities that the Borrower, any of the other Loan Parties, any of their respective operations (including, without limitation, disposal), and any properties owned or leased by any of them, may have under all applicable Environmental Laws; and (iii) ensure that the Borrower and its Subsidiaries undertake reasonable efforts to identify, and reasonably evaluate, issues of compliance with and liability under Environmental Laws prior to acquiring, directly or indirectly, any ownership or leasehold interest in real property, or other interest in any real property that could give rise to Borrower or any of its Subsidiaries being subjected to liability under any Environmental Law as a result of such acquisition.

            7.9 Additional Collateral. (a) Subject to subsection 7.9(e), with respect to any assets acquired after the Closing Date by the Company or any of its Domestic Subsidiaries that are intended to be subject to the Lien created by any of the Security Documents but which are not so subject (other than (y) any assets described in paragraph (b) or (c) of this subsection and (z) immaterial assets), promptly (and in any event within 30 days after the acquisition thereof): (i) execute and deliver to the Administrative Agent such amendments to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on such assets, and (ii) take all actions necessary or advisable to cause such Lien to be duly perfected to the extent required by such Security Document in accordance with all applicable Requirements of Law, including, without limitation, the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

            (b) With respect to any Person that is or becomes a Subsidiary
(other than any Foreign Subsidiary) that has material assets, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Pledge Agreement as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Company or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such Subsidiary, as the case may be, and (iii) cause such new Subsidiary (A) to become a party to a subsidiary guarantee and a subsidiary security agreement, in each case pursuant to documentation which is in form and substance reasonably satisfactory to the Administrative Agent, and
(B) to take all actions necessary or advisable to cause the Lien created by the subsidiary security agreement to be duly perfected to the extent required by such security agreement in accordance with all applicable Requirements of Law, including, without limitation, the filing
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                                                                              66


of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

            (c) With respect to any Person that is or becomes a Foreign Subsidiary and that has material assets, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent a new pledge agreement or such amendments to the relevant Pledge Agreement as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Company or any of its Subsidiaries (provided that in no event shall more than 65% of the Capital Stock of any such Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent any certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such Subsidiary, as the case may be, and take or cause to be taken all such other actions under the law of the jurisdiction of organization of such Foreign Subsidiary as may be necessary or advisable to perfect such Lien on such Capital Stock, and if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i) and (ii) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

            (d) Within 60 days of the Closing Date, the Administrative Agent shall have received (i) fully executed counterparts of deeds of trust, leasehold deeds of trust, mortgages, leasehold mortgages and similar documents in each case in form and substance reasonably satisfactory to the Administrative Agent and substantially in the form of Exhibit M (each a "Mortgage" and collectively, the "Mortgages") covering all the Mortgaged Properties, and arrangements reasonably satisfactory to the Administrative Agent shall be in place to provide that counterparts of such Mortgages shall be promptly recorded upon execution in all places to the extent necessary or desirable, in the judgment of the Administrative Agent, effectively to create a valid and enforceable first priority Lien, subject only to Permitted Liens, on each Mortgaged Property in favor of the Administrative Agent (or such other trustee as may be required or desired under local law) for the benefit of the Lenders, (ii) a lender's title insurance policy, paid for by the Borrower, issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be reasonably requested by the Administrative Agent, in form and substance reasonably acceptable to the Agent, insuring each Mortgage as a first lien on the relevant Mortgaged Property and subject only to Liens expressly agreed to by the Administrative Agent and (iii) such other documents (including without limitation, current ALTA/ASCM surveys of any parcel of Real Property made in accordance with ALTA/ASCM standards, including Table A, Items Nos. 1-4 and 6- 13) as are reasonably required by the Administrative Agent.

            (e) Upon the request of the Administrative Agent or the Required Lenders, the Company will, and will cause its Domestic Subsidiaries to, grant to the Administrative Agent, within 60 days of such request, security interests and mortgages (an "Additional Mortgage") in such owned Real Property of the Company and its Domestic Subsidiaries as are acquired after the Closing Date by the Company or such Subsidiary and that, together with any
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                                                                              67


improvements thereon, individually have a value of at least $1,000,000, as additional security for the obligations of the Credit Parties under any Credit Document. Such Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected Liens subject only to Permitted Liens and such other Liens reasonably acceptable to the Administrative Agent. The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. If requested by the Administrative Agent or the Required Lenders, the Company shall provide a lender's title policy with respect to each such Additional Mortgage conforming to the requirements of subsection 7.9(d).

            SECTION 8. NEGATIVE COVENANTS

            The Company hereby agrees that it shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly so long as the Commitments remain in effect or any Loan, Note or L/C Obligation remains outstanding and unpaid, any amount (unless cash in an amount equal to such amount has been deposited to a cash collateral account established by the Administrative Agent) remains available to be drawn under any Letter of Credit or any other amount is owing to any Lender or the Administrative Agent hereunder or under any other Credit Document (it being understood that each of the permitted exceptions to each of the covenants in this Section 8 is in addition to, and not overlapping with, any other of such permitted exceptions except to the extent expressly provided):

            8.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

            (a) the Indebtedness outstanding on the Closing Date and reflected on Schedule 8.1(a), but excluding the refinancing of any such Indebtedness;

            (b) Indebtedness consisting of the Loans and in connection with the Letters of Credit and this Agreement;

            (c) Indebtedness (i) of the Company to any Subsidiary, (ii) of any Domestic Subsidiary to the Company or any other Subsidiary and (iii) of any Foreign Subsidiary to the Company or any other Subsidiary in an aggregate principal amount at any time outstanding not to exceed $10,000,000 less the sum of (A) the amount of any Indebtedness outstanding pursuant to subsection 8.1(g), (B) the amount of any guarantees of obligations of Foreign Subsidiaries pursuant to subsection 8.3(c)(ii) and
      (C) the amount of any investments made in a Foreign Subsidiary pursuant to subsection 8.6(b)(iii), provided that such $10,000,000 amount may be increased by up to $25,000,000 (subject to reduction as provided herein) the proceeds of which incremental amount shall be used for (x) Capital Expenditures (which shall be subject to subsection 8.7) for the acquisition of production plants and/or production assets and

      (y) for production related costs (including, without limitation, costs related to personnel and inventory) provided further that such Indebtedness referred to in this clause (c), if to the Company or any Domestic Subsidiary, is evidenced by a promissory note or promissory notes which has or have been pledged to the Administrative Agent on terms and conditions satisfactory to the Administrative Agent;

            (d) Indebtedness of the Company in respect of:

                  (i) up to $90,000,000 principal amount of Bridge Subordinated
            Debt issued on the Closing Date, and additional principal amount of Bridge Subordinated Debt issued in lieu of cash interest on the outstanding Bridge Subordinated Debt and otherwise as contemplated by the Bridge Loan Agreement upon exchange of Bridge Subordinated Debt into exchange notes;

                  (ii) any Permanent Subordinated Debt not to exceed
            $110,000,000, the proceeds (net of any fees and expenses in connection therewith) of which are used, to the extent available, as follows:

                        (A) first, such net proceeds shall be applied to prepay,
                  redeem, retire or repurchase the outstanding principal amount of the Bridge Subordinated Debt;

                        (B) second, any net proceeds in excess of the amount
                  applied pursuant to clause (A) shall be applied to the prepayment, in an aggregate amount not to exceed $5,000,000, of the Term Loans and reduction of the Commitments in accordance with subsection 4.4(b)(v);

                        (C) third, the difference between (x) $100,000,000 and
                  (y) the net proceeds applied pursuant to clauses (A) and (B) shall be applied to the prepayment of the outstanding Revolving Credit Loans, if any, without any reduction of the Commitments (but not otherwise required to be applied to Indebtedness under this Agreement); and

                        (D) fourth, if the aggregate net proceeds of such
                  Permanent Subordinated Debt exceeds $100,000,000, (x) 50% of such proceeds in excess of $100,000,000 shall be applied to the prepayment of the Term Loans and reduction of the Commitments in accordance with subsection 4.4(b)(v) and (y) 50% of such proceeds shall be applied to the prepayment of outstanding Revolving Credit Loans, if any, without any reduction of the Commitments (but not otherwise required to be applied to Indebtedness under this Agreement); and

                  (iii) any refinancing of the Permanent Subordinated Debt
            contemplated in the definition thereof.

            (e) Indebtedness of the Company and its Subsidiaries for industrial revenue bonds or other similar governmental and municipal bonds, for the deferred purchase price of newly acquired property and to finance equipment of the Company and its Subsidiaries (pursuant to purchase money mortgages or otherwise and whether owed to the seller or a third party) used in the ordinary course of business (provided such financing is entered into within 180 days of the acquisition of such property) of the Company and its Subsidiaries in an amount (based on the remaining balance of the obligations therefor on the books of the Company and its Subsidiaries) which shall not exceed $10,000,000 in the aggregate at any one time outstanding and Indebtedness of the Company and its Subsidiaries in respect of Financing Leases to the extent subsections 8.7 and 8.10 would not be contravened;

            (f) Indebtedness of the Company and its Domestic Subsidiaries in an aggregate principal amount at any one time outstanding not in excess of $10,000,000;

            (g) Indebtedness of Foreign Subsidiaries in an aggregate principal amount at any time outstanding not in excess of the equivalent at the date of each incurrence thereof of $10,000,000, as reduced by amounts pursuant to ss.8.1(c)(iii), ss.8.3(c)(ii) and ss.8.6(b)(iii), provided that such $10,000,000 amount may be increased by up to $25,000,000 (subject to reduction as provided herein) the proceeds of which incremental amount shall be used for (i) Capital Expenditures (which shall be subject to subsection 8.7) for the acquisition of production plants and/or production assets and (ii) for production related costs (including, without limitation, costs related to personnel and inventory);

            (h) Indebtedness in respect of letters of credit (other than Letters of Credit issued hereunder) in an aggregate principal amount equal to $5,000,000;

            (i) (i) Indebtedness assumed in connection with acquisitions permitted by subsection 8.7 (so long as such Indebtedness was not incurred in anticipation of such acquisitions), (ii) Indebtedness of newly acquired Subsidiaries acquired in such acquisitions (so long as such Indebtedness was not incurred in anticipation of such acquisition) and (iii) Indebtedness owed to the seller in any acquisition permitted by subsection
      8.7 constituting part of the purchase price thereof, all of which Indebtedness permitted by this subsection 8.1(i) shall not exceed in the aggregate at any time $5,000,000;

            (j) Indebtedness in connection with workmen's compensation obligations and general liability exposure of the Company and its Subsidiaries; and

            (k) Additional unsecured subordinated indebtedness of the Company and its Subsidiaries provided that (i) such Indebtedness shall not exceed $10,000,000 in aggregate principal amount at any time outstanding plus any additional principal amount of such Indebtedness issued in lieu of cash interest on such outstanding Indebtedness, (ii) no part of the principal amount of such Indebtedness shall have a maturity date earlier than the one-year anniversary of the final Installment Payment Date and (iii) the non-default interest rate thereon shall not exceed 12% per annum.

            8.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets, income or profits, whether now owned or hereafter acquired, except:

            (a) Liens for taxes, assessments or other governmental charges not yet delinquent or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

            (b) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are not yet due or which are bonded or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP;

            (c) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

            (d) deposits to secure the performance of bids, tenders, trade or government contracts (other than for borrowed money), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (e) easements (including, without limitation, reciprocal easement agreements), rights-of-way, building, zoning and similar restrictions, utility agreements, covenants, reservations, restrictions, encroachments, changes, and other similar encumbrances or title defects incurred, or leases or subleases granted to others, in the ordinary course of business, which do not in the aggregate materially detract from the aggregate value of the properties of the Company and its Subsidiaries, taken as a whole, or in the aggregate materially interfere with or adversely affect in any material respect the ordinary conduct of the business of the Company and its Subsidiaries on the properties subject thereto, taken as a whole;

            (f) Liens in favor of the Administrative Agent and the Lenders pursuant to the Credit Documents and bankers' liens arising by operation of law;

            (g) Liens on property of the Company or any of its Subsidiaries created solely for the purpose of securing Indebtedness permitted by subsection 8.1(e), 8.1(g) (it being understood that such Liens shall attach only to the property of the Foreign Subsidiaries) or subsection 8.1(i)(i) or (ii) (so long as such Lien was not incurred in anticipation of the related acquisition), representing or incurred to finance, refinance or refund the purchase price of property, provided that no such Lien incurred in connection with Indebtedness pursuant to subsection 8.1(e) and 8.1(i)(i) or (ii) shall extend to or cover other property of the Company or such Subsidiary other than the respective property so acquired, and the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original purchase price of such property;

            (h) Liens existing on the Closing Date after giving effect to the consummation of the Merger and described in subsection 5.13 or Schedule 8.2(h), provided that no such Lien shall extend to or cover other property of the Company or the respective Subsidiary other than the respective property so encumbered, and the principal amount of Indebtedness secured by any such Lien shall at no time exceed the original principal amount of the Indebtedness so secured.

            (i) Liens on documents of title and the property covered thereby securing Indebtedness in respect of the Commercial L/Cs;

            (j) (i) mortgages, liens, security interests, restrictions, encumbrances or any other matter of record that have been placed by any developer, landlord or other third party on property over which the Company or any Subsidiary of the Company has easement rights or on any Leased Property and subordination or similar agreements relating thereto and (ii) any condemnation or eminent domain proceedings affecting any real property;

            (k) Liens in connection with workmen's compensation obligations and general liability exposure of the Company and its Subsidiaries; and

            (l) Liens on goods (and Proceeds thereof) securing reimbursement obligations in respect of commercial letters of credit issued in accordance with the terms of this Agreement.

            8.3 Limitation on Contingent Obligations. Create, incur, assume or suffer to exist any Contingent Obligation except:

            (a) the Guarantees;

            (b) other guarantees by the Company incurred in the ordinary course of business for an aggregate amount not to exceed $2,000,000 at any one time;

            (c) guarantees by the Company or any Domestic Subsidiary (i) of obligations of its Domestic Subsidiaries and (ii) of obligations of its Foreign Subsidiaries in an aggregate principal amount not to exceed $10,000,000, as reduced by amounts outstanding in accordance with subsections 8.1(c)(iii), 8.1(g) or 8.6(b)(iii), provided that such $10,000,000 amount may be increased by up to $25,000,000 (subject to reduction as provided herein) the proceeds of which incremental amount shall be used for (x) Capital Expenditures (which shall be subject to subsection 8.7) for the acquisition of production plants and/or production assets and (y) for production related costs (including, without limitation, costs related to personnel and inventory);

            (d) Contingent Obligations existing on the Closing Date and described in Schedule 8.3(d);

            (e) guarantees of obligations to third parties in connection with relocation of employees of the Company or any of its Subsidiaries, in an amount which, together with all loans and advances made pursuant to subsection 8.6(f), shall not exceed $2,000,000 at any time outstanding;

            (f) Contingent Obligations in connection with workmen's compensation obligations and general liability exposure of the Company and its Subsidiaries; and

            (g) subordinated guarantees in respect of the Subordinated Debt issued by Subsidiaries of the Company which have also issued Guarantees, provided such subordinated guarantees are subordinated to the Guarantees on the same basis as the Subordinated Debt is subordinated to the Loans.

            8.4 Prohibition of Fundamental Changes. Enter into any merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or engage in any type of business other than of the same general type now conducted by it, except (a) for the transactions otherwise permitted pursuant to clause (b) of subsection 8.5, (b) any Subsidiary of the Company may be merged with and into the Company or a wholly-owned Domestic Subsidiary of the Company, (c) Subsidiaries with a net book value not greater than $100,000 may be dissolved and (d) any Subsidiary may otherwise be dissolved provided that upon dissolution, the assets of such Subsidiary are transferred to the Company or a wholly-owned Subsidiary of the Company on the terms and subject to the conditions set forth in subsection 8.5(b).

            8.5 Prohibition on Sale of Assets. Convey, sell, lease (other than a sublease of real property), assign, transfer or otherwise dispose of (including through a transaction of merger or consolidation of any Subsidiary of the Company) any of its property, business or assets (including, without limitation, other payments and receivables but excluding leasehold interests), whether now owned or hereafter acquired, except:

            (a) for sales or other dispositions of inventory in the ordinary course of business;

            (b) that any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to, or merge with and into, the Company or a wholly-owned Subsidiary of the Company and any Subsidiary of the Company may sell or otherwise dispose of, or part with control of any or all of, the stock of any Subsidiary to a wholly-owned Subsidiary of the Company, provided that no such transaction may be effected if it would result in the transfer of any assets of, or any stock of, a Subsidiary to, or the merger with and into, another Subsidiary all of the Capital Stock of which owned by the Company or any Subsidiary has not been pledged to the Administrative Agent and which has not guaranteed the obligations of the Company, for the benefit of the Lenders, under the Notes and this Agreement, and granted liens or security interests in favor of the Administrative Agent, for the benefit of the Lenders, on substantially all of its assets to secure such guarantee, pursuant to a guarantee, security agreement and other documentation reasonably satisfactory to the Administrative Agent;

            (c) leases of Fee Properties and other real property owned in fee;

            (d) any condemnation or eminent domain proceedings affecting any real property, provided, however, that the parties hereto agree that the net proceeds received in connection with such proceeding shall be deemed not to constitute "Net Proceeds" if such net proceeds are reinvested in new or existing properties within eighteen months;

            (e) substantially like-kind exchanges of real property provided that any cash received by the Company or any Subsidiary of the Company in connection with such an exchange (net of all costs and expenses incurred in connection with such transaction or with the commencement of operation of real property received in such exchange) shall be deemed to be Net Proceeds and shall be applied as provided for herein;

            (f) for the sale or other disposition of any property that, in the reasonable judgment of the Company has become uneconomic, obsolete or worn out, and which in each case is disposed of in the ordinary course of business; and

            (g) for the sale or other disposition of any property the aggregate amount of the net proceeds received in respect of which shall not exceed $5,000,000.

            8.6 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in (including, without limitation, any acquisition of all or any substantial portion of the assets, and any acquisition of a business or a product line, of other companies, other than the acquisition of inventory in the ordinary course of business), any Person (except to the extent permitted by Section 8.7), except:

            (a) the Company may make loans or advances to any Subsidiary, and any Subsidiary may make loans or advances to the Company or any other Subsidiary, to the extent in each case the Indebtedness created thereby is permitted by subsection 8.1(c);

            (b) (i) any Subsidiary may make investments in the Company (by way of capital contribution or otherwise), (ii) the Company and any Subsidiary may make investments in, or create, any wholly-owned Domestic Subsidiary (by way of capital contribution or otherwise) or make investments permitted by subsection 8.5(b), provided that, in any such case, the requirements of subsection
      7.9 are satisfied and (iii) the Company and any Subsidiary may make investments in, or create, any wholly-owned Foreign Subsidiary (by way of capital contribution or otherwise) or make investments permitted by subsection 8.5(b), provided that (x) the requirements of subsection 7.9 are satisfied and (y) the aggregate amount of all investments in such Foreign Subsidiaries shall not exceed (I) $10,000,000 (net of any dividends or distributions, or repayments or payments of interest by such Foreign Subsidiaries to the Company or any Domestic Subsidiary), minus
      (II) the amount of any Indebtedness of any Foreign Subsidiary at any such time outstanding in accordance with subsection 8.1(c)(iii), 8.1(g) or 8.3(c)(ii), provided that such $10,000,000 amount may be increased by up to $25,000,000 (subject to reduction as provided herein) the proceeds of which incremental amount shall be used for (A) Capital Expenditures (which shall be subject to subsection 8.7) for the acquisition of production plants and/or production assets and (B) for production related costs (including, without limitation, costs related to personnel and inventory);

            (c) the Company and its Subsidiaries may invest in, acquire and hold Cash Equivalents;

            (d) the Company or any of its Subsidiaries may make payroll advances in the ordinary course of business;

            (e) the Company or any of its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (provided that nothing in this clause (e) shall prevent the Company or any Subsidiary from offering such concessionary trade terms, or from receiving such investments, in connection with the bankruptcy or reorganization of their respective suppliers or customers or the settlement of disputes with such customers or suppliers arising in the ordinary course of business, as management deems reasonable in the circumstances); and

            (f) the Company or any of its Subsidiaries may make travel and entertainment advances and relocation and other loans to officers and employees of the Company or any such Subsidiary, provided that the aggregate principal amount of all such loans and advances outstanding at any one time, together with the guarantees of such loans and advances made pursuant to subsection 8.3(e), shall not exceed $5,000,000 at any one time outstanding.

            For the purposes of this subsection 8.6, the payment by the Company of expenses and operating costs of any Subsidiary incurred in the ordinary course of its business shall not be considered to be a loan, advance or other investment of the Company in such Subsidiary and shall be permitted under this Agreement.

            8.7 Capital Expenditures. Make or commit to make any Capital Expenditures (including acquisitions of companies engaged primarily in businesses similar to the businesses in which the Company and its Subsidiaries are engaged), except that the Company and its Subsidiaries may make or commit to make Capital Expenditures not exceeding the amount set forth below (the "Base Amount") for each of the fiscal years or periods of the Company (or other period) set forth below:

               Fiscal Year
                or Period                      Base Amount
                ---------                      -----------

               Closing Date                    $19,300,000
              through end of
             fiscal year 1997

                   1998                         $11,500,000

                   1999                         $12,800,000

                   2000                         $13,000,000

                   2001                        $13,700,000

                   2002                         $14,100,000

            January 1, 2003 to                  $14,500,000
             October 31, 2003

provided, however, that for any fiscal year commencing with the 1997 fiscal year of the Company the Base Amount set forth above may be increased by a maximum of $5,000,000 for any such fiscal year by carrying over to any such fiscal year any portion of the Base Amount (as increased) not spent in the immediately preceding fiscal year; provided, further, that, notwithstanding anything to the contrary herein, additional Capital Expenditures may be made with net proceeds received in property sales or dispositions under subsection 8.5(g).

            8.8 Consolidated EBITDA. At the last day of any fiscal quarter set forth below, commencing with the first fiscal quarter of the 1997 fiscal year of the Company, permit Consolidated EBITDA for the period of four fiscal quarters ending on such day to be less than the amount set forth opposite such fiscal quarter below:

       Fiscal Year           Fiscal Quarter                Amount
       -----------           --------------                ------

          1997                    First                  $28,000,000
                                  Second                 $28,000,000
                                  Third                  $28,500,000
                                  Fourth                 $29,000,000

          1998                    First                  $29,000,000
                                  Second                 $30,000,000

       Fiscal Year           Fiscal Quarter                Amount
       -----------           --------------                ------

                                  Third                  $31,000,000
                                  Fourth                 $32,000,000

          1999                    First                  $32,000,000
                                  Second                 $33,000,000
                                  Third                  $34,000,000
                                  Fourth                 $37,000,000

          2000                    First                  $37,000,000
                                  Second                 $38,000,000
                                  Third                  $39,000,000
                                  Fourth                 $42,000,000

          2001                    First                  $42,000,000
                                  Second                 $43,000,000
                                  Third                  $44,000,000
                                  Fourth                 $45,000,000

          2002                    First                  $45,000,000
                                  Second                 $46,000,000
                                  Third                  $47,000,000
                                  Fourth                 $50,000,000

          2003                    First                  $50,000,000
                                  Second                 $51,000,000
                                  Third                  $52,000,000

            8.9 Debt to EBITDA. At the last day of any fiscal quarter set forth below, commencing with the first fiscal quarter of the 1997 fiscal year of the Company, permit the ratio of Consolidated Funded Indebtedness as of such day to Consolidated EBITDA for the period of four fiscal quarters ending on such day to be greater than the ratio set forth below for such fiscal quarter; provided that, with respect to any acquisition permitted by subsection 8.7, the last four fiscal quarters of Consolidated EBITDA (as may be adjusted for post acquisition cost savings reasonably agreed to by the Company and the Administrative Agent) of the acquired company shall be added for the purposes of calculating this ratio:

       Fiscal Year           Fiscal Quarter                 Ratio
       -----------           --------------                 -----

          1997                    First                 5.75 to 1.00
                                  Second                5.75 to 1.00
                                  Third                 5.75 to 1.00
                                  Fourth                5.75 to 1.00

          1998                    First                 5.75 to 1.00

       Fiscal Year           Fiscal Quarter                 Ratio
       -----------           --------------                 -----

                                  Second                5.75 to 1.00
                                  Third                 5.50 to 1.00
                                  Fourth                5.00 to 1.00

          1999                    First                 5.00 to 1.00
                                  Second                5.00 to 1.00
                                  Third                 4.75 to 1.00
                                  Fourth                4.50 to 1.00

          2000                    First                 4.50 to 1.00
                                  Second                4.50 to 1.00
                                  Third                 4.00 to 1.00
                                  Fourth                4.00 to 1.00

          2001                    First                 4.00 to 1.00
                                  Second                4.00 to 1.00
                                  Third                 4.00 to 1.00
                                  Fourth                3.50 to 1.00

          2002                    First                 3.50 to 1.00
                                  Second                3.50 to 1.00
                                  Third                 3.50 to 1.00
                                  Fourth                3.25 to 1.00

          2003                    First                 3.25 to 1.00
                                  Second                3.25 to 1.00
                                  Third                 3.25 to 1.00

            8.10 Interest Coverage. At the last day of any fiscal quarter set forth below, permit the Interest Coverage Ratio to be less than the ratio set forth below for such fiscal quarter:

                                                          Interest
                                                          Coverage
       Fiscal Year           Fiscal Quarter                 Ratio
       -----------           --------------                 -----

          1997                    First                 1.50 to 1.00
                                  Second                1.50 to 1.00
                                  Third                 1.60 to 1.00
                                  Fourth                1.60 to 1.00

          1998                    First                 1.60 to 1.00
                                  Second                1.60 to 1.00
                                  Third                 1.75 to 1.00
                                  Fourth                1.75 to 1.00

                                                          Interest
                                                          Coverage
       Fiscal Year           Fiscal Quarter                 Ratio
       -----------           --------------                 -----

          1999                    First                 1.75 to 1.00
                                  Second                1.75 to 1.00
                                  Third                 2.00 to 1.00
                                  Fourth                2.00 to 1.00

          2000                    First                 2.00 to 1.00
                                  Second                2.00 to 1.00
                                  Third                 2.25 to 1.00
                                  Fourth                2.25 to 1.00

          2001                    First                 2.25 to 1.00
                                  Second                2.25 to 1.00
                                  Third                 2.50 to 1.00
                                  Fourth                2.50 to 1.00

          2002                    First                 2.50 to 1.00
                                  Second                2.50 to 1.00
                                  Third                 2.75 to 1.00
                                  Fourth                2.75 to 1.00

          2003                    First                 2.75 to 1.00
                                  Second                2.75 to 1.00
                                  Third                 3.00 to 1.00

            8.11 Limitation on Dividends. Declare any dividends on any shares of any class of stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of any class of stock, or any warrants or options to purchase such stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any of its Subsidiaries; except that:

            (a) Subsidiaries may pay dividends to the Company or to Domestic Subsidiaries which are directly or indirectly wholly-owned by the Company;

            (b) the Company may pay or make dividends or distributions to any holder of its capital stock in the form of additional shares of Capital Stock of the same class and type, provided such shares of Capital Stock paid, dividended or distributed to Holdings are pledged to the Administrative Agent for the benefit of the Lenders; and

            (c)  the Company may pay dividends or make other distributions:

                   (i) to Holdings in amounts equal to the amounts required for
            Holdings to pay franchise taxes and other fees required to maintain its corporate existence and provide for other operating costs of up to $500,000 per fiscal year;

                  (ii) to Holdings in amounts equal to amounts required for
            Holdings to pay Federal, state and local income taxes to the extent such income taxes are attributable to the income of the Company and its Subsidiaries;

                  (iii) to Holdings in amounts equal to amounts expended by
            Holdings to repurchase Capital Stock of Holdings owned by former employees of the Company or its Subsidiaries or their assigns, estates and heirs, provided that the aggregate amount paid, loaned or advanced to Holdings pursuant to this clause (iii) shall not, in the aggregate, exceed $5,000,000 per fiscal year of the Company, up to a maximum aggregate amount of $10,000,000 during the term of this Agreement, plus any amounts contributed by Holdings to the Company as a result of resales of such repurchased shares of Capital Stock; and

                  (iv) so long as, after giving effect thereto, no Default or
            Event of Default has occurred and is continuing and the most recent financial statements required to be delivered pursuant to subsection 7.1(b), have been delivered, the Company may pay scheduled cash dividends on the Company Preferred Stock to enable Holdings to pay interest at a non-default rate per annum not in excess of 14% to the holders of the Holdings Subordinated Debt in respect of the six-month period ended on such day (or accrued deferred interest in respect of any prior period), provided that within 20 days Holdings uses such dividends to pay current or accrued cash dividends or interest on the Holdings Subordinated Debt; and

                  (v) if the Company is prohibited from paying cash dividends pursuant to subsection 8.11(c)(iv) because of the occurrence of a Default or Event of Default, the Company may pay the cash dividends which it would have otherwise paid on its preferred stock to Holdings on a prior date on any succeeding date to enable Holdings to pay interest at a non-default rate per annum not in excess of 14% to the holders of the Holdings Subordinated Debt in respect of any prior period (or accrued deferred interest in respect of any prior period), provided that (A) so long as, after giving effect thereto, no Default or Event of Default has occurred and is continuing (including compliance with the Interest Coverage Ratio set forth in subsection 8.10 on a pro forma basis assuming such dividends that are proposed to be paid at such time pursuant to this clause (v) but were not paid under clause (iv) of this subsection 8.11(c) had been paid on the last day of the most recently ended fiscal quarter of the Company (for purposes of calculating compliance with the Interest Coverage Ratio pursuant to this subsection 8.11(c)(v) only, the denominator of the Interest Coverage Ratio shall include the amount of such dividends paid in cash by the Company to Holdings pursuant to this subsection 8.11(c)(v))), (B) the financial statements required to be delivered in respect of such fiscal quarter have been delivered pursuant to subsection 7.1(b) and (C) within 20 days Holdings uses such dividends to pay current or accrued interest on the Holdings Subordinated Debt.

            8.12 Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate except for transactions which are otherwise permitted under this Agreement and which are in the ordinary course of the Company's or a Subsidiary's business and which are upon fair and reasonable terms no less favorable to the Company or such Subsidiary than it would obtain in a hypothetical comparable arm's length transaction with a Person not an Affiliate, provided, however, that nothing in this subsection 8.12 shall prohibit the Company or its Subsidiaries from engaging in the following transactions: (x) the performance of the Company's or any Subsidiary's obligations under any employment contract, collective bargaining agreement, employee benefit plan, related trust agreement or any other similar arrangement heretofore or hereafter entered into in the ordinary course of business, (y) payment of compensation to employees, officers, directors or consultants in the ordinary course of business, and (z) maintenance of benefit programs or arrangements for employees, officers or directors, including, without limitation, vacation plans, health and life insurance plans, deferred compensation plans, and retirement or savings plans and similar plans, in each case, in the ordinary course of business.

            8.13 Prepayments and Amendments of Subordinated Debt and Equity. (a) Optionally prepay, retire, redeem, purchase, defease or exchange, or make any mandatory prepayment of any Subordinated Debt (other than (x) redemption of the Bridge Subordinated Debt with proceeds of the Permanent Subordinated Debt, (y) any refinancing of the Permanent Subordinated Debt contemplated in the definition thereof and (z) any redemption of Subordinated Debt with the proceeds of the issuance of Capital Stock to the extent permitted by subsection 4.4(b)) or pay any interest on Subordinated Debt in cash if such interest may be paid by the issuance of additional Subordinated Debt or (b) amend, supplement or otherwise modify any documentation governing any Subordinated Debt (other than (i) amendments to such Subordinated Debt which reduce the interest rate or extend the maturity thereof, (ii) waivers of compliance by the Company with any of the terms or conditions of such Subordinated Debt (except those which by their terms run to the benefit of the Lenders) and (iii) any amendment, supplement or modification described in clause (i) of Section 9(k)).

            8.14 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Company to end on a day other than the Saturday in December or January closest to the last day of December in any calendar year.

            8.15 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Company or any Subsidiary is engaged on the date of this Agreement (or which are directly related thereto).

            SECTION 9. EVENTS OF DEFAULT

            Upon the occurrence and during the continuance of any of the following events:

            (a) The Company shall fail to (i) pay any principal of any Note when due in accordance with the terms hereof or thereof or to reimburse the Issuing Lender in accordance with subsection 3.8 or (ii) pay any interest on any Loan or any other amount payable hereunder within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

            (b) Any representation or warranty made or deemed made by any Credit Party in any Credit Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) The Company shall default in the observance or performance of any agreement contained in subsection 7.7(a) or 7.9 or Section 8 of this Agreement or Holdings shall default in the observance or performance of any agreement contained in Section 5 of the Holdings Pledge Agreement or the Company shall default in the observance or performance of any agreement contained in subsections 5(a), (h) through (k) and (o) of the Company Security Agreement or Holdings shall default in the observance or performance of any agreement contained in Section 10 of the Holdings Guarantee, or, with respect to any Subsidiary which becomes a Credit Party after the Closing Date, the Company or such Subsidiary shall default in the observance or performance of the corresponding provisions of the pledge agreement, guarantee and security agreement to which it is a party; or

            (d) Any Credit Party shall default in the observance or performance of any other agreement contained in any Credit Document and such default shall continue unremedied for a period of 30 days; or

            (e) The Company or any of its Subsidiaries shall (i) default in any payment of principal of or interest on or other amounts in respect of any Indebtedness (other than the Loans, the L/C Obligations and any inter-company debt) or Interest Rate Agreement or in the payment of any Contingent Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness, Interest Rate Agreement or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness, Interest Rate Agreement or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity, any applicable grace period having expired, or such Contingent Obligation to become payable, any applicable grace period having expired; in each case, provided that the aggregate principal amount of all such Indebtedness, Interest Rate Agreements and Contingent Obligations under which a default exists or which would then become due or payable equals or exceeds $5,000,000; or

            (f) (i) The Company or any of its Subsidiaries or Holdings shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries or Holdings shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries or Holdings any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any of its Subsidiaries or Holdings any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any of its Subsidiaries or Holdings shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any of its Subsidiaries or Holdings shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Company or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan, and such event or condition, together with all other such events or conditions, relating to a Plan, if any, would be reasonably likely to subject the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, assets, condition (financial or otherwise) or results of the Company and its Subsidiaries taken as a whole; or

            (h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $5,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within the time required by the terms of such judgment; or

            (i) Any Credit Document shall cease, for any reason, to be in full force and effect or any Credit Party or any of its Subsidiaries shall so assert in writing, or any Pledge Agreement, or Security Agreement shall cease to be effective to grant a perfected Lien on the collateral described therein with the priority purported to be created thereby (other than as a result of any action or inaction on the part of the Administrative Agent or the Lenders), subject to such exceptions as may be permitted therein, and in the case of any Security Agreement such condition shall continue unremedied for 30 days after notice thereof to the Company by the Administrative Agent or any Lender; or

            (j) There shall have occurred a Change in Control; or

            (k) (i) There shall have occurred any amendment, supplement or other modification of the Bridge Subordinated Debt Documents or the Bridge Subordinated Debt, or any other Subordinated Debt or the documents governing such Subordinated Debt, which in any such case shall not have been consented to in advance in writing by the Administrative Agent and the Required Lenders, except (A) as otherwise expressly permitted by subsection 8.13 or (B) to the extent such amendment, supplement or modification gives effect to any prepayment, retirement or redemption of Subordinated Debt expressly permitted by this Agreement or (ii) the subordination provisions of any Bridge Subordinated Debt Document or any document governing any Subordinated Debt shall cease, for any reason, to be valid or any Credit Party or any of its Subsidiaries shall so assert in writing; or

            (l) Holdings shall at any time engage in any business or activity other than the owning of Capital Stock of the Company and any actions reasonably incidental thereto;

then, and in any such event, (a) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Company, automatically (i) the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (ii) all obligations of the Company in respect of the Letters of Credit, although contingent and unmatured, shall become immediately due and payable and the Issuing

Lender's obligations to issue the Letters of Credit shall immediately terminate and (b) if such event is any other Event of Default, so long as any such Event of Default shall be continuing, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Commitments and the Issuing Lender's obligations to issue the Letters of Credit to be terminated forthwith, whereupon the Commitments and such obligations shall immediately terminate; and
(ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice of default to the Company, (A) declare all or a portion of the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable, and (B) declare all or a portion of the obligations of the Company in respect of the Letters of Credit, although contingent and unmatured, to be due and payable forthwith, whereupon the same shall immediately become due and payable and/or demand that the Company discharge any or all of the obligations supported by the Letters of Credit by paying or prepaying any amount due or to become due in respect of such obligations. All payments under this Section 9 on account of undrawn Letters of Credit shall be made by the Company directly to a cash collateral account established by the Administrative Agent for such purpose for application to the Company's reimbursement obligations under subsection 3.8 as drafts are presented under the Letters of Credit, with the balance, if any, to be applied to the Company's obligations under this Agreement and the Notes as the Administrative Agent shall determine with the approval of the Required Lenders. Except as expressly provided above in this Section 10, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


            SECTION 10. THE ADMINISTRATIVE AGENT; THE ISSUING LENDER

            10.1 Appointment. Each Lender hereby irrevocably designates and appoints Chase as the Administrative Agent, Bankers Trust Company as the Syndication Agent, and Goldman Sachs Credit Partners L.P. as the Documentation Agent under this Agreement and irrevocably authorizes Chase as Administrative Agent, Bankers Trust Company as Syndication Agent, and Goldman Sachs Credit Partners L.P. as Documentation Agent for such Lender, to take such action on its behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent, the Syndication Agent, and the Documentation Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent, the Syndication Agent, and the Documentation Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against the Administrative Agent, the Syndication Agent, and the Documentation Agent.

            10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and each of the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 10.3.

            10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or
(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Credit Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents or for any failure of any Credit Party to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Credit Document, or to inspect the properties, books or records of any Credit Party.

            10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, entries maintained in the Register, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Credit Document in accordance with a request of the Required Lenders (unless a higher percentage of Lenders is expressly required), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

            10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Company or any other Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

            10.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings, AcquisitionCo and the Company and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Holdings, AcquisitionCo and the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

            10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to the respective amounts of their respective Commitments (or, to the extent such Commitments have been terminated, according to the respective outstanding principal amounts of the Loans and the L/C Obligations and the respective obligations, whether as Issuing Lender or a Participating Lender, under the Letter of Credit), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Credit Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection 10.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

            10.8 The Administrative Agent in its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings, the Company and its Subsidiaries as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers, duties and liabilities under the Credit Documents as any Lender and may exercise the same as though it were not the Administrative Agent and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

            10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under the Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall, so long as no Event of Default has occurred and is continuing, be approved by the Company, which shall not unreasonably withhold its approval, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Credit Documents.

            10.10 Issuing Lender as Issuer of Letters of Credit. Each Lender which is a holder of a Revolving Credit Commitment (collectively "Revolving Credit Lenders") hereby acknowledges that the provisions of this Section 10 shall apply to the Issuing Lender, in its capacity as issuer of the Letters of Credit, in the same manner as such provisions are expressly stated to apply to the Administrative Agent, except that obligations to indemnify the Issuing Lender shall be ratable among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments (or, if the Revolving Credit Commitments have been terminated, the outstanding principal amount of their respective Revolving Credit Loans and L/C Obligations and their respective participating interests in the outstanding Letters of Credit).

            SECTION 11. MISCELLANEOUS

            11.1 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, no Credit Document nor any terms thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this subsection 11.1. With the written consent of the Required Lenders, the Administrative Agent and the respective Credit Parties or their Subsidiaries may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to any Credit Document to which they are parties or changing in any manner the rights of the Lenders or of any such Credit Party or its Subsidiaries thereunder or waiving, on such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of any such Credit Document or any Default or Event of Default and its consequences; provided, however, that:

            (a) no such waiver and no such amendment, supplement or modification shall release collateral not required or permitted by any Credit Document to be released and which, in the aggregate with all other collateral released pursuant to this clause (a) (other than collateral released pursuant to the proviso to this clause (a)) during the calendar year in which such proposed release would be effected and the immediately preceding calendar year, has fair market value on the proposed date of release in excess of 20% of the fair market value of all collateral (including any Guarantee) on such date without the written consent of the Supermajority Lenders; provided that, notwithstanding the foregoing, this clause (a) shall not be applicable to and no consent shall be required for
      (i) releases of collateral in connection with any Asset Sales permitted by subsection 8.5 as in effect on the Closing Date, (ii) releases of collateral in accordance with subsection 11.11 or (iii) upon the reincorporation of the Company or any Subsidiary in a new jurisdiction or the creation of a new Subsidiary of the Company, any release of collateral in connection with the transfer of such released collateral to such reincorporated entity or new Subsidiary in compliance with subsection 8.4, provided that the Administrative Agent, in its sole discretion, determines that such release and transfer, together with any grant and perfection of a new Lien therein in favor of the Administrative Agent, will cause no material impairment of the value of the collateral taken as a whole, after giving effect to such release and transfer;

            (b) no such waiver and no such amendment, supplement or modification shall extend the final maturity date of any Note or the scheduled payment date of any installment of any Loan, or reduce the rate or extend the time of payment of interest thereon, or change the method of calculating interest thereon, or reduce any fee payable to the Lenders hereunder, or reduce the principal amount thereof, or change the amount of any Lender's Commitment or Commitment Percentage, or amend, modify or waive any provision of subsection 4.9(b) or this subsection 11.1 or reduce the percentage specified in the definition of Required Lenders or reduce the percentage specified in the definition of Supermajority Lenders or consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit

      Document, in each case, without the prior written consent of each Lender directly affected thereby;

            (c) no such waiver and no such amendment, supplement or modification affecting the then Administrative Agent or Issuing Lender shall amend, modify or waive any provision of Section 10 without the written consent of such Administrative Agent and Issuing Lender;

            (d) without the consent of each of the Lenders which are Revolving Credit Lenders only, each of the Lenders which are holders of the Term Loan Notes may amend this Agreement and the Term Loan Notes to extend the maturities of the installments of the Term Loans, and without the consent of each of the Lenders which are holders of the Term Loans only, the Revolving Credit Lenders may amend this Agreement and the Revolving Credit Notes to extend the Revolving Credit Termination Date; and

            (e) no such waiver, and no such amendment, supplement or modification shall amend, modify or waive the prepayment requirements specified in subsection 4.4(b)(i), (ii) and (iii) or the order of application of prepayments specified in subsection 4.4(a) or 4.4(b)(v) without the written consent of the holders of at least 51% of each of (i) the aggregate unpaid principal amount of the Term Loans, if any, and (ii) the Revolving Credit Commitments or, if the Revolving Credit Commitments are terminated, the aggregate unpaid principal amount of the Revolving Credit Loans (the Term Loans and the Revolving Credit Commitments of any Non-Funding Lender to be disregarded in determining such percentage at any time);

any such waiver and any such amendment, supplement or modification described in this subsection 11.1 shall apply equally to each of the Lenders and shall be binding upon each Credit Party and its Subsidiaries, the Lenders, the Agents and the Issuing Lender and all future holders of the Notes and the Loans. Any extension of a Letter of Credit by the Issuing Lender shall be treated hereunder as a new Letter of Credit. In the case of any waiver, the Credit Parties, the Lenders, the Agents and Issuing Lender shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            11.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or telex, if one is listed), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when sent, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed as follows in the case of the Company, the Administrative Agent, and as set forth in Schedule I in the case of any Lender, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

                          The Company:     The William Carter Company
                                           1590 Adamson Parkway, Suite 400
                                           Morrow, Georgia 30260
                                           Attention:  David A. Brown
                                           Telecopy:  (770) 960-1556

                          With a copy to:  Gibson, Dunn & Crutcher LLP
                                           200 Park Avenue
                                           New York, New York 10166
                                           Attention: Janet Vance, Esq.
                                           Telecopy: (212) 351-4035

                The Administrative Agent:  The Chase Manhattan Bank
                                           1375 Broadway, Suite 800
                                           New York, New York  10018
                                           Attention:  Joseph A. Pollicino, Jr.
                                           Telecopy:  (212) 827-4497

                          With a copy to:  Chase Securities Inc.
                                           270 Park Avenue, 4th Floor
                                           New York, New York  10017
                                           Attention:  Douglas V. Traver
                                           Telecopy:  (212) 270-1063

                          With a copy to:  The Chase Manhattan Bank Agent Bank
                                           Services
                                           1 Chase Manhattan Plaza, 8th floor
                                           New York, New York  10081
                                           Attention: Janet Belden
                                           Telecopy: (212) 622-0122

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsections 3.4, 3.5, 4.1, 4.2, 4.3 and 4.4 shall not be effective until received and provided that the failure to provide the copies of notices to the Company provided for in this subsection 11.2 shall not result in any liability to the Administrative Agent.

            11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights,
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                                                                              91


remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Letters of Credit and the Notes.

            11.5 Payment of Expenses and Taxes. The Company agrees (a) to pay or reimburse the Agents, the Advisor and the Arrangers for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, negotiation, preparation and execution of the Credit Documents and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of one counsel to the Agents, the Advisor and the Arrangers (b) to pay or reimburse all of the reasonable expenses, including without limitation, reasonable fees and expenses of counsel, incurred by the Administrative Agent in connection with the administration of the Facilities or in connection with any amendments, waivers, work-outs or restructurings in respect thereof, (c) to pay or reimburse the Agents, the Advisor, the Arrangers and each Lender for all their costs and expenses incurred in connection with, and to pay, indemnify, and hold the Agents, the Advisor, the Arrangers and each Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of or in connection with, the enforcement or preservation of any rights under any Credit Document and any such other documents, including, without limitation, reasonable fees and disbursements of counsel to the Agents, the Advisor, the Arrangers and each Lender incurred in connection with the foregoing and in connection with advising the Administrative Agent with respect to its rights and responsibilities under this Agreement and the documentation relating thereto, (d) to pay, indemnify, and to hold the Administrative Agent and each Lender harmless from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes (other than withholding taxes), if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Credit Document and any such other documents, and (e) to pay, indemnify, and hold the Agents, the Arrangers, the Advisor, the Issuing Bank and each Lender and their respective Affiliates, officers, directors and trustees harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) which may be incurred by or asserted against the Agents, the Arrangers, the Advisor, the Issuing Bank or the Lenders or such Affiliates, officers, directors or trustees (x) arising out of or in connection with any investigation, litigation or proceeding related to this Agreement, the other Credit Documents, the proceeds of the Loans or the Subordinated Debt and the transactions contemplated by or in respect of such use of proceeds, or any of the other transactions contemplated hereby, whether or not the Agents, the Arrangers, the Advisor, the Issuing Bank
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                                                                              92


or any of the Lenders or such Affiliates, officers, directors or trustees is a party thereto, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the Company, any of its Subsidiaries or any of the facilities and properties owned, leased or operated by the Company or any of its Subsidiaries, or (y) without limiting the generality of the foregoing, by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make payments under, Letters of Credit (it being agreed that nothing in this subsection 11.5(d)(y) is intended to limit the Company's obligations pursuant to subsection 3.8) (all the foregoing, collectively, the "indemnified liabilities"), provided that the Company shall have no obligation hereunder with respect to indemnified liabilities of the Agents, the Arrangers, the Advisor, the Issuing Bank or any Lender or any of their respective Affiliates, officers, directors and trustees arising from (i) the gross negligence or willful misconduct of the person seeking indemnification or (ii) legal proceedings commenced against the Agents, the Arrangers, the Advisor, the Issuing Bank or Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such or (iii) legal proceedings commenced against the Agents, the Arrangers, the Advisor, the Issuing Bank or any such Lender by any Transferee (as defined in subsection 11.6). Without limiting the foregoing, and to the extent permitted by applicable law, the Company agrees not to assert, and hereby waives (and shall cause the Subsidiaries not to assert and to waive) all rights for contribution or any other rights of recovery with respect to all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, under or related to Environmental Laws, that any of them might have by statute or otherwise against the Agents, the Arrangers, the Advisor, the Issuing Lender or any Lender. The agreements in this subsection 11.5 shall survive repayment of the Loans and all other amounts payable hereunder.

            11.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Company, the Lenders, the Agents, all future holders of the Notes and the Loans, and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

            (b) Any Lender may, in the ordinary course of its commercial banking or lending business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any participating interest in the Letters of Credit of such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and Holdings, the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note; provided, that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in subsection 11.7. The Company also agrees that each Participant shall be entitled to the benefits of subsections 3.10, 4.11 and 4.12 with respect to its participation in the Letters of Credit and in the Commitments and the Loans outstanding from time to time as if it were a Lender; provided, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. Each Lender agrees that the participation agreement pursuant to which any Participant acquires its participating interest (or any other document) may afford voting rights to such Participant, or any right to instruct such Lender with respect to voting hereunder, only with respect to matters requiring the consent of either all of the Lenders hereunder or all of the Lenders holding the relevant Term Loans or Revolving Credit Commitments subject to such participation.

            (c) Subject to paragraph (g) of this subsection 11.6, any Lender may, in the ordinary course of its commercial banking, lending or investment business and in accordance with applicable law, (i) at any time and from time to time assign all or any part of its rights and obligations under this Agreement and the Notes to any Lender or any Affiliate thereof, provided that, in the event of a sale of less than all of such rights and obligations, such assigning Lender after any such sale to any other Lender or any Affiliate of such Lender shall retain Commitments and/or Loans and/or L/C Participating Interests aggregating at least $5,000,000 (or such lesser amount as the Administrative Agent may determine) and (ii) with the consent of the Company and the Administrative Agent (which in each case shall not be unreasonably withheld or delayed) at any time and from time to time assign to one or more additional banks, mutual funds or financial institutions or entities (each, an "Assignee"), all or any part of its rights and obligations under this Agreement and the Notes, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Lender (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Administrative Agent), and delivered to the Administrative Agent for its acceptance and recording in the Register (as defined below); provided that (A) each such sale pursuant to clause
(ii) of this subsection 11.6(c) shall be in a principal amount of $5,000,000 or more unless the Assigning Lender is transferring all of its rights and obligations and (B) in the event of a sale of less than all of such rights and obligations, such Lender after any such sale shall retain Commitments and/or Loans and/or L/C Participating Interests aggregating at least $5,000,000 (or such lesser amount as the Administrative Agent and the Company may determine). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent of the interest transferred, as reflected in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of a Assignment and Acceptance covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of the indemnification provisions set forth in subsection 11.5).

            (d) The Administrative Agent, which for purposes of this subsection 11.6(d) only shall be deemed to be the agent of the Company, shall maintain at the address of the Administrative Agent referred to in subsection 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $4,000 if the Assignee is not a Lender prior to the execution of such supplement and $1,000 otherwise, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Company. On or prior to such effective date, the Company at its own expense, shall execute and deliver to the Administrative Agent (in exchange for any or all of the Term Loan Notes or Revolving Credit Notes of the assigning Lender, if any) new Term Loan Notes or Revolving Credit Notes, as the case may be, to the order of such Assignee (if requested) in an amount equal to the Revolving Credit Commitment or the Term Loans, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or any Term Loans hereunder, new Term Loan Notes or Revolving Credit Notes, as the case may be, to the order of the assigning Lender in an amount equal to the Commitment or such Term Loans, as the case may be, retained by it hereunder (if requested). Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby.

            (f) The Lenders agree that they will use reasonable efforts to protect the confidentiality of any confidential information concerning Holdings, the Company and its Subsidiaries and Affiliates. Notwithstanding the foregoing, the Company authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective

Transferee any and all information in such Lender's possession concerning Holdings, the Company and its Subsidiaries which has been delivered to such Lender by or on behalf of Holdings or the Company pursuant to this Agreement or which has been delivered to such Lender by or on behalf of Holdings, or the Company in connection with such Lender's credit evaluation of Holdings, the Company and its Subsidiaries prior to becoming a party to this Agreement; provided that each Lender shall cause its respective prospective Transferees to agree in writing to protect the confidentiality of any confidential information concerning Holdings, the Company and its Subsidiaries and Affiliates.

            (g) If, pursuant to this subsection 11.6, any interest in this Agreement or any Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer either (1) in the case of a Transferee that is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Company) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Company or the transferor Lender with respect to any payments to be made to such Transferee in respect of the Loans or L/C Participating Interests, (ii) to furnish to the transferor Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company) to provide the transferor Lender (and, in the case of any Transferee registered in the Register, the Administrative Agent and the Company) a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption or (2) in the case of any Transferee that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Company) that it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (ii) to furnish to the transferor Lender (and, in the case of any Transferee registered in the Register, to the Company), with a copy to the Administrative Agent, (A) a Subsection 5.11(d)(2) Certificate and (B) two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, certifying to such Transferee's legal entitlement on the date of the effectiveness of such transfer to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to all payments to be made under this Agreement, and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company), to the extent legally entitled to do so, upon reasonable request by the transferor Lender (or, in the case of any Transferee registered in the Register, the Administrative Agent or the Company), to provide to the transferor Lender, the Administrative Agent and the Company such other forms as may be required to establish the legal entitlement of such Transferee to an exemption from withholding tax with respect to payments under this Agreement.

            (h) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

            11.7 Adjustments; Set-off. (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of any of its Loans or L/C Participating Interests, as the case may be, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in clause (f) of
Section 9, or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans or L/C Participating Interests, as the case may be, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans or L/C Participating Interests, as the case may be, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Lender so purchasing a portion of another Lender's Loans and/or L/C Participating Interests may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion. The Administrative Agent shall promptly give the Company notice of any set-off, provided that the failure to give such notice shall not affect the validity of such set-off.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company to the extent permitted by applicable law, upon the filing of a petition under any of the provisions of the federal bankruptcy code or amendments thereto, by or against; the making of an assignment for the benefit of creditors by; the application for the appointment, or the appointment, of any receiver of, or of any substantial portion of the property of; the issuance of any execution against any substantial portion of the property of; the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any substantial portion of the property of; or the issuance of a warrant of attachment against any substantial portion of the property of; the Company to set off and apply against any indebtedness, whether matured or unmatured, of the Company to such Lender, any amount owing from such Lender to the Company, at or at any time after, the happening of any of the above mentioned events, and as security for such indebtedness, the Company hereby grants to each Lender a continuing security interest in any and all deposits, accounts or moneys of the Company then or thereafter maintained with such Lender, subject in each case to subsection 11.7(a) of this Agreement. The aforesaid right of set-off may be exercised by such Lender against the Company or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Company, or against anyone else claiming through or against the Company or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

            11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent. This Agreement shall become effective with respect to the Company, the Agents and the Lenders when the Administrative Agent shall have received copies of this Agreement executed by the Company, the Agents and the Lenders, or, in the case of any Lender, shall have received telephonic confirmation from such Lender stating that such Lender has executed counterparts of this Agreement or the signature pages hereto and sent the same to the Administrative Agent.

            11.9 Governing Law; No Third Party Rights. This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and, except as set forth in subsection 11.6, no other Persons shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

            11.10 Submission to Jurisdiction; Waivers. (a) Each party to this Agreement hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the other Credit Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in subsection 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (b) Each party hereto unconditionally waives trial by jury in any legal action or proceeding referred to in paragraph (a) above and any counterclaim therein.

            11.11 Releases. The Administrative Agent and Lenders agree to cooperate with the Company and its Subsidiaries with respect to any sale or other disposition permitted by subsection 8.5 and promptly take such action and execute and deliver such instruments and documents necessary to release the liens and security interests created by the Security Documents relating to any of the assets or property affected by any such sale permitted by subsection 8.5. including, without limitation, any Uniform Commercial Code amendment, release or termination or partial release or termination statements.

            11.12 Interest. Each provision in this Agreement and each other Credit Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, by the Company for the use, forbearance or detention of the money to be loaned under this Agreement or any other Credit Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Credit Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the highest lawful rate permitted by applicable law (the "Highest Lawful Rate"), and all amounts owed under this Agreement and each other Credit Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid which are for the use, forbearance or detention of money under this Agreement or such other Credit Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Notwithstanding any provision in this Agreement or any other Credit Document to the contrary, if the maturity of the Loans or the obligations in respect of the other Credit Documents are accelerated for any reason, or in the event of any prepayment of all or any portion of the Loans or the obligations in respect of the other Credit Documents by the Company or in any other event, earned interest on the Loans and such other obligations of the Company may never exceed the Highest Lawful Rate, and any unearned interest otherwise payable on the Loans or the obligations in respect of the other Credit Documents that is in excess of the Highest Lawful Rate shall be cancelled automatically as of the date of such acceleration or prepayment or other such event and (if theretofore paid) shall, at the option of the holder of the Loans or such other obligations, be either refunded to the Company or credited on the principal of the Loans. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Company and the Lenders shall, to the maximum extent permitted by applicable law, amortize, prorate, allocate and spread, in equal parts during the period of the actual term of this Agreement, all interest at any time contracted for, charged, received or reserved in connection with this Agreement.

            11.13 Special Indemnification. Notwithstanding any provision in this Agreement to the contrary, (A) each Lender, or Transferee of any Lender pursuant to subsection 11.6(g) of this Agreement, shall indemnify the Company and the Administrative Agent, and hold each of them harmless against any and all payments, expenses or taxes which the Company or the Administrative Agent may become subject to or obligated to pay if and to the extent that, (i) on the Closing Date or the effective date of transfer, as the case may be, such Lender, or such Transferee of a Lender pursuant to subsection 11.6(g) of this Agreement,
(a) makes the representation and covenants set forth in subsection 4.11(d)(2) of this Agreement, or, in the case of a Transferee, pursuant to subsection 11.6(g)(2) of this Agreement and the Assignment and Acceptance, and (b) is not in fact also qualified to make the representation and covenants set forth in subsection 4.11(d)(1) of this Agreement or, in the case of a Transferee, pursuant to subsection 11.6(g)(2) of this Agreement and the Assignment and Acceptance, and (ii) as a result of any Change in Law or compliance by such Lender, or Transferee, with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority the Company or the Administrative Agent is required to make any additional payments on account of U.S. withholding taxes and amounts related thereto with respect to any payments under this Agreement, any Note, or a Eurodollar Loan, made prior to such Change in Law or request or directive, none of which payments would have been required if such Lender, or Transferee, was qualified on the Closing Date or the date of the transfer, as the case may be, to make the representation and covenants set forth in subsection 4.11(d)(1) of this Agreement or pursuant to subsection 11.6(g)(1) of this Agreement and the Assignment and Acceptance, as the case may be, and (B) each Lender, or Transferee, agrees that to the extent any amount payable by such Lender or Transferee pursuant to this subsection
11.13 remains unpaid on any Interest Payment Date or the date on which any prepayment is made, the Company shall have the right to set-off against any payment due to such Lender or Transferee on such date any amounts owing to the Company pursuant to this subsection 11.13.

            11.14 Permitted Payments and Transactions. Notwithstanding any provision to the contrary contained in this Agreement, the Company and its Subsidiaries shall be permitted to pay fees and expenses pursuant to or in respect of, the following agreements, and, in the case of clauses (a) and (d) below, to engage in the following transactions: (a)(i) the Agreement for Management Advisory, Strategic Planning and Consulting Services between Investcorp International, Inc. ("III") and the Company dated as of October 30, 1996, (ii) the Financing Advisory Agreement between III and the Company dated as of October 30, 1996, (iii) the Letter Agreement relating to Mergers and Acquisitions Advisory Services between III and the Company dated October 30, 1996, (iv) the Senior Debt Standby Commitment Agreement between the Company and Invifin S.A. dated as of October 30, 1996, (v) the Merger Agreement and (vi) dividends set forth on Schedule 5.1(b) hereto; (b) agreements with any Person or Persons providing for the payment of customary fees in connection with serving as a director of the Company or any Subsidiary of the Company; (c) agreements providing for the payment of commercially reasonable fees in connection with any permitted financing, refinancing, sale, transfer, sale and leaseback or other permitted disposition of any assets of the Company or its Subsidiaries; (d) the borrowing of any Indebtedness to the extent, and upon the terms and conditions, the same is expressly permitted under subsection 8.1; and (e) agreements providing for commercially reasonable fees in connection with any permitted purchase or acquisition of stock or assets by the Company or any of its Subsidiaries.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                        TWCC ACQUISITION CORP.


                                        By: /s/
                                           ------------------------------------
                                           Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent, Issuing Lender
                                        and a Lender


                                        By /s/
                                          -------------------------------------
                                           Title:


                                        BANKERS TRUST COMPANY, as Syndication
                                        Agent and as a Lender


                                        By: /s/
                                           ------------------------------------
                                           Title:


                                        GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                        Documentation Agent and as a Lender


                                        By: /s/
                                           ------------------------------------
                                           Title:

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        FIRST UNION NATIONAL BANK


                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        PROTECTIVE LIFE INSURANCE COMPANY


                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        FLEET BANK, N.A.


                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        VAN KAMPEN AMERICAN CAPITAL PRIME
                                          RATE INCOME TRUST


                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        PRIME INCOME TRUST


                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.


                                        By: /s/
                                           ------------------------------------
                                        Title:

                                                               Schedule 1 to the
                                                                Credit Agreement

                       Lenders, Addresses and Commitments

                                      Revolving Credit      Term Loan
                                         Commitment         Commitment         Total
                                      ----------------    --------------  ---------------
THE CHASE MANHATTAN BANK               $ 9,500,000.00     $21,000,000.00  $ 30,500,000.00
1375 Broadway, Suite 800
New York, NY 10018

Attn. Joseph A. Pollicino, Jr
Telecopy: 212-827-4497

BANKERS TRUST COMPANY                  $ 8,500,000.00            --       $  8,500,000.00
130 Liberty Street
New York, NY 10016

Attn. Larry Benison
Telecopy: 212-250-7351


GOLDMAN SACHS CREDIT PARTNERS L.P.     $ 8,000,000.00            --       $  8,000,000.00
85 Broad Street, 27th Floor
New York, NY 10004

Attn. Christopher H. Turner
Telecopy:  212 902-2417


FIRST UNION NATIONAL BANK OF NORTH     $ 8,000,000.00            --       $  8,000,000.00
CAROLINA
One First Union Center
301 S. College Street, DC-5
Charlotte, NC 28288-0737

Attn.  Thomas Molitor
Telecopy: 704-374-3300


THE FIRST NATIONAL BANK OF BOSTON      $ 8,000,000.00            --       $  8,000,000.00
100 Federal Street
Boston, MA 02110

Attn. Kimberly F. Harris
Telecopy: 617-434-4929


FLEET BANK, N.A. AGRICOLE              $ 8,000,000.00            --       $  8,000,000.00
56 E. 42nd Street
New York, NY 10017

Attn. Alex Sade
Telecopy: 212-907-5610

                                      Revolving Credit      Term Loan
                                         Commitment         Commitment         Total
                                      ----------------    --------------  ---------------
VAN KAMPEN AMERICAN CAPITAL                      --       $ 8,000,000.00  $  8,000,000.00
PRIME RATE INCOME TRUST
c/o Van Kamper American Capital
One Parkview Plaza
Oakbrook Terrace, IL 60181

Attn.  Brian Murphy
Telecopy: 630-684-6740



MERRILL LYNCH SENIOR FLOATING RATE               --       $ 7,000,000.00  $  7,000,000.00
FUND, INC
800 Scudders Mill Road
Area 2C
Plainsboro, NJ 08536

Attn. Anthony Clemente
Telecopy: 609-282-2756


PRIME INCOME TRUST                               --       $ 7,000,000.00  $  7,000,000.00
Two World Trade Center
72nd Floor
New York, NY 10048

Attn.  Rafael Scolari
Telecopy: 212-392-5345


PROTECTIVE LIFE INSURANCE COMPANY                --       $ 7,000,000.00  $  7,000,000.00
Two Galleria Tower
13455 Noel Road-LB #45
Dallas, Tx 75420

Attn.  Mark Okada
Telecopy: 214-233-4343





Total Allocation                       $50,000,000.00     $50,000,000.0$  $100,000,000.00

                                                                       EXHIBIT A
                                                                          TO THE
                                                                CREDIT AGREEMENT

                          FORM OF REVOLVING CREDIT NOTE

$__________                                                   New York, New York
                                                               ___________, 1996

            FOR VALUE RECEIVED, the undersigned, TWCC ACQUISITION CORP., a Massachusetts corporation (the "Company"), hereby promises to pay to the order of ________________ (the "Lender") on the Revolving Credit Termination Date, as defined in the Credit Agreement referred to below, at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _______________ DOLLARS ($__________) and
(b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Company pursuant to subsection 3.1 of the Credit Agreement defined below. The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in subsection 4.5 of such Credit Agreement. The holder of this Note is authorized to record the Borrowing Date, Type and amount of each Revolving Credit Loan made by the Lender pursuant to subsection 3.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to subsection 4.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

            This Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of ___________, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lender, the several other banks and financial institutions from time to time parties thereto, and The Chase Manhattan Bank, as administrative agent, is subject to the provisions thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

            This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof. The undersigned hereby agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

            Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                   TWCC ACQUISITION CORP.


                                   By: _______________________________
                                       Title:

                                                                   Schedule A to
                                                           Revolving Credit Note

                            ALTERNATE BASE RATE LOANS
                   AND REPAYMENTS OF ALTERNATE BASE RATE LOANS

                                                                                      Unpaid Principal
           Amount of      Amount                                                      Balance of
           Alternate      Converted to                                                Alternate Base
           Base Rate      Alternate          Amount of          Amount Converted      Rate               Notation Made
Date       Loans          Base Rate Loans    Principal Repaid   to Eurodollar Loans   Loans              By
---------  -------------  -----------------  ----------------   -------------------   ----------------   -------------
_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

_________  _____________  _________________  ________________   ___________________   ________________   _____________

                                                                   Schedule B to
                                                           Revolving Credit Note

                                EURODOLLAR LOANS
                       AND REPAYMENTS OF EURODOLLAR LOANS

                          Amount         Interest Period                  Amount              Unpaid
            Amount of     Converted to   and Eurodollar                   Converted           Principal
            Euro-         Euro-          Rate with        Amount of       to Alternate Base   Balance of
            dollar        dollar         Respect          Principal       Rate                Eurodollar       Notation
Date        Loans         Loans          Thereto          Repaid          Loans               Loans            Made By
----------  ------------  -------------  ---------------  --------------  ----------------    ---------------  ---------
__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

__________  ____________  _____________  _______________  ______________  ________________    _______________  _________

                                                                       EXHIBIT B
                                                                          TO THE
                                                                CREDIT AGREEMENT

                             FORM OF TERM LOAN NOTE

$__________                                                   New York, New York
                                                               ___________, 1996

      FOR VALUE RECEIVED, the undersigned, TWCC ACQUISITION CORP., a Massachusetts corporation (the "Company"), promises to pay to the order of _______________ (the "Lender") at the office of The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ____________________ DOLLARS ($__________), or, if less, the aggregate unpaid principal amount of all loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement, dated as of October __, 1996 among the Company, the Lender and certain other banks and financial institutions parties thereto, and The Chase Manhattan Bank, as administrative agent (as the same may be from time to time amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as so defined). The undersigned further agrees to pay interest at said office, in like money, from the date hereof on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 4.5 of the Credit Agreement. The holder of this Note is authorized to record the date, Type and amount of the Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to subsection 4.2 of the Credit Agreement and the principal amount subject thereto, on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the information so recorded, provided that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Company hereunder or under the Credit Agreement.

      This Note is one of the Term Loan Notes referred to in the Credit Agreement and is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.

      This Note is secured and guaranteed as provided in the Security Documents and the Guarantees. Reference is hereby made to the Security Documents and the Guarantees for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof. The undersigned agrees to pay all costs and expenses incurred by the Lender in connection with the enforcement of its rights and remedies under the Credit Agreement, this Note, the Security Documents and each other Credit Document.

      Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

      THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        TWCC ACQUISITION CORP.,


                                        By:_____________________________
                                           Title:

                                                                   Schedule A to
                                                                  Term Loan Note

                            ALTERNATE BASE RATE LOANS
                   AND REPAYMENTS OF ALTERNATE BASE RATE LOANS

                                                                                     Unpaid Principal
           Amount of      Amount                                                     Balance of
           Alternate      Converted to                                               Alternate Base
           Base Rate      Alternate         Amount of          Amount Converted      Rate               Notation Made
Date       Loans          Base Rate Loans   Principal Repaid   to Eurodollar Loans   Loans              By
---------  -------------  ----------------  ----------------   -------------------   ----------------   -------------

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

_________  _____________  ________________  ________________   ___________________   ________________   _____________

                                                                   Schedule B to
                                                                  Term Loan Note

                                EURODOLLAR LOANS
                       AND REPAYMENTS OF EURODOLLAR LOANS

                          Amount         Interest Period                  Amount             Unpaid
            Amount of     Converted to   and Eurodollar                   Converted          Principal
            Euro-         Euro-          Rate with        Amount of       to Alternate Base  Balance of
            dollar        dollar         Respect          Principal       Rate               Eurodollar        Notation
Date        Loans         Loans          Thereto          Repaid          Loans              Loans             Made By
----------  ------------  -------------  ---------------  --------------  ----------------   ---------------   ----------

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

__________  ____________  _____________  _______________  ______________  ________________   _______________   __________

                                                                       EXHIBIT D
                                                                          TO THE
                                                                CREDIT AGREEMENT

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE

      Reference is made to the Credit Agreement, dated as of ______________, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TWCC Acquisition Corp., a Massachusetts corporation (to be merged with and into The William Carter Company, the "Company"), the Lenders named therein, Bankers Trust Company, as syndication agent, Goldman Sachs Credit Partners L.P., as documentation agent and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

      ________________________ (the "Assignor") and ____________________ (the
"Assignee") agree as follows:

      1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on
Schedule 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on
Schedule 1.

      2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of the Company's Subsidiaries or any other obligor or the performance or observance by the Company, any of the Company's Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; (iii) attaches the Note(s), if any, held by it evidencing the Assigned Facilities and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes payable to the Assignee (if requested by the Assignee) and (if the Assignor has retained any interest in the Assigned Facility) a new Note or Notes payable to the Assignor (if requested by the Assignor) in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date); and (iv) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance.

      3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsections 4.11(d) and 11.6(g) of the Credit Agreement to deliver the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

      4. The effective date of this Assignment and Acceptance shall be __________, (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to subsection 11.6(d) of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

      5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

      6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


[ASSIGNEE]                                   [ASSIGNOR]

By:____________________                      By:___________________
   Name:                                        Name:
   Title:                                       Title:

Accepted [and Consented to]:*

[TWCC ACQUISITION CORP.]                     THE CHASE MANHATTAN BANK, as
                                             Administrative Agent

By:_______________________                   By:_______________________
   Name:                                        Name:
   Title:                                       Title:

----------
* Consents only required where Assignee is not a Lender or an Affiliate of a Lender.

   Schedule 1 to Assignment and Acceptance relating to the Credit Agreement, dated as of October ___, 1996,
                                      among
        TWCC ACQUISITION CORP., a Massachusetts corporation (to be merged with and into The William Carter Company), the Lenders named therein, and The Chase Manhattan Bank, as administrative agent for the
             Lenders (in such capacity, the "Administrative Agent")
           ----------------------------------------------------------

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

                                              Commitment Percentages Assigned
                                               (to at least fifteen decimals)
     Credit                Principal        (shown as a percentage of aggregate
Facility Assigned       Amount Assigned       principal amount of all Lenders)
-----------------       ---------------       --------------------------------

                                                                    EXHIBIT E TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                           COMPANY SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of October __, 1996 made by TWCC ACQUISITION CORP., a Massachusetts corporation (to be merged with and into The William Carter Company, the "Company"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the several lenders (the "Lenders") from time to time parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H :

            WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lenders and the Administrative Agent, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the other Lenders have agreed to participate in letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, the Company under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

            1. Defined Terms. Unless otherwise defined herein or in the preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Farm Products, Documents, Goods, Instruments and Inventory; and the following terms shall have the following meanings:

            "Accounts" means all accounts receivable, book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Company (including under any trade names, styles or divisions thereof) whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by the Company (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the
      Code) and all of the Company's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of the Company's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to the Company under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), under any lease of real or personal property (to the extent the grant of such a security interest is permitted by applicable law and is not prohibited by such lease), or under any franchise agreement, or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts and rents under such leases, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

            "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Collateral" has the meaning assigned to it in Section 2 of this Security Agreement.

            "Contract" means, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of the Company to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Company to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Company to perform and to exercise all remedies thereunder.

            "Copyright License" means any written agreement, naming the Company, as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I hereto.

            "Copyrights" means all of the following to the extent the Company now or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all renewals of such copyrights.

            "Equipment" means all machinery, equipment and furniture except Vehicles, now owned or hereafter acquired by the Company or in which the Company now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the Code.

            "General Intangibles" has the meaning given to it in the Code and includes, whether or not so included in such meaning, any franchise agreements or rights in favor of or granted by the Company to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each of the Subsidiaries of the Company.

            "License" means any Copyright License, Patent License or Trademark License.

            "Obligations" means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

            "Patent License" means any agreement, whether written or oral, providing for the grant by or to the Company of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule II hereto.

            "Patents" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Schedule II hereto.

            "Proceeds" means "proceeds", as such term is defined in Section 9-306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Company, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Company from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Company in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

            "Security Agreement" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

            "Trademark License" means any agreement, written or oral, providing for the grant by or to the Company of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule III hereto.

            "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
      Schedule III hereto, and (b) all renewals thereof.

            "Vehicles" means all cars, trucks, trailers and other vehicles covered by a certificate of title law of any state.

            2. Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Administrative Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i)   all Accounts;

                  (ii)  all Chattel Paper;

                  (iii) all Contracts;

                  (iv)  all Copyrights;

                  (v)   all Copyright Licenses;

                  (vi)  all Documents;

                  (vii)  all Equipment;

                  (viii) all General Intangibles;

                  (ix)   all Instruments;

                  (x)    all Inventory;

                  (xi)   all Patents;

                  (xii)  all Patent Licenses;

                  (xiii) all Trademarks;

                  (xiv)  all Trademark Licenses;

                  (xv) all other Goods and personal property of the Company other than Vehicles, whether tangible or intangible and whether now or hereafter owned by the Company, and wherever located; and

                  (xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

            3. Rights of Administrative Agent and Lenders; Limitations on Administrative Agent's and Lenders' Obligations.

            (a) Company Remains Liable under Accounts, Licenses, Contracts, Etc. Anything herein to the contrary notwithstanding, the Company shall remain liable under each of the Accounts, Licenses and Contracts to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, License or Contract. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account, License or Contract by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account, License or Contract pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any Account, License or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, License or Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b) Notice to Account Debtors and Contracting Parties. At any time after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent the Company shall, and the Administrative Agent may (with concurrent notice to the Company thereof), notify account debtors on the Accounts and parties to the Contracts and Licenses that the Accounts, Contracts and Licenses have been assigned to the Administrative Agent for the ratable benefit of the

      Lenders and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts and Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

            (c) Verification of Accounts and Inventory. The Administrative Agent shall have the right to make test verifications of the Accounts and Inventory in any reasonable manner and through any medium that it considers advisable, and the Company agrees to furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith provided that, so long as no Event of Default shall have occurred and be continuing, any such verification shall be conducted in the name of the Company or in such other manner as shall not disclose the Administrative Agent's identity or interest in the Collateral. The Administrative Agent may after the occurrence and during the continuance of an Event of Default in its own name or in the name of others communicate with account debtors in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts and/or Inventory.

            4. Representations and Warranties. The Company hereby represents and warrants that:

            (a) Title; No Other Liens. Except for the Lien granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Company owns each item of the Collateral free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement, or
      (ii) as may be permitted pursuant to the Credit Agreement.

            (b) Perfected First Priority Liens. The Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, to the extent that (i) such Liens constitute Liens on General Intangibles, or (ii) such Liens constitute Liens on Equipment located in a jurisdiction listed on Schedule IV, or (iii) such Liens can be perfected by filing a financing statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, or (iv) such Liens constitute Liens on Vehicles the perfection of which has been requested pursuant to subsection 5(r), which Lien has been properly notated on certificates of title received by the Company, in respect of such Liens that can be perfected by notation thereof on the certificates of title in respect of such Vehicles in accordance with the law of the relevant jurisdiction, or (v) the Company is required to deliver such Collateral to the Administrative Agent pursuant to Section 5(a) hereof, which are prior to all other Liens on the Collateral created by the Company and in existence on the date hereof, except for Liens permitted to exist on the Collateral pursuant to the Credit

      Agreement, and which are enforceable as such against all creditors of and purchasers from the Company.

            (c) Accounts and Records. The amount represented by the Company to the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business. No amount payable to the Company under or in connection with any Account, Contract or License in excess of $250,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent. The place where the Company keeps its records concerning the Accounts and the other Collateral is 1590 Adamson Parkway, Suite 400, Morrow, Georgia 30260.

            (d) Consents. Each Contract and License is in full force and effect and, to the best knowledge of the Company, constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Accounts, Licenses or Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Account, License or Contract to any material adverse limitation, either specific or general in nature. Neither the Company nor (to the best of the Company's knowledge) any other party to any Account, License or Contract is in default in the performance or observance of any of the terms thereof. The Company has fully performed all its material obligations under each License and Contract to the extent such obligations are required to be performed on or prior to the date hereof. The right, title and interest of the Company in, to and under each Account, License and Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Account, License or Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Company as to any of the foregoing.

            (e) Inventory. The Inventory is kept at the locations listed on
      Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(l) hereof.

            (f) Equipment. The Equipment is kept at the locations listed on
      Schedule IV hereto, as amended or supplemented from time to time pursuant to Section 5(o) hereof.

            (g) Chief Executive Office. The Company's chief executive office and chief place of business is located at 1590 Adamson Parkway, Suite 400, Morrow, Georgia 30260.

            (h) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

            (i) Patents, Trademarks and Copyrights. Schedule II hereto includes all material Patents and Patent Licenses owned by the Company in its own name as of the date hereof. Schedule III hereto includes all material Trademarks and Trademark Licenses owned by the Company in its own name as of the date hereof. Schedule I hereto includes all material Copyrights in which the Company has any colorable claim of ownership as of the date hereof. To the best of the Company's knowledge, except as set forth on
      Schedule II or Schedule III, each Patent and Trademark is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth in Schedule II or on Schedule III, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. All licenses of the Company's Trademarks are in force and, to the best knowledge of the Company, not in default. No holding, decision or judgment has been rendered by any Governmental Authority with respect to any Patent or Trademark which would limit, cancel or question the validity of any Patent or Trademark. Except as set forth on Schedule II or Schedule III, no action or proceeding is pending or, to the knowledge of the Company, threatened (i) seeking to limit, cancel or question the validity of any material Patent or Trademark or the Company's ownership thereof, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent or Trademark.

            (j) Power and Authority; Authorization. The Company has the corporate power and authority and the right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

            (k) No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby which would have a material adverse effect upon any material portion of the Collateral or the granting of the security interests hereby.

            5. Covenants. The Company covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

            (a) Further Documentation; Pledge of Instruments and Chattel Paper.
      (i) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the

      Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Company also hereby authorizes the Administrative Agent to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            (ii) If any amounts payable under or in connection with any of the Collateral having a face value in excess of $1,250,000 in the aggregate at any one time outstanding shall be or become evidenced by any Instruments or Chattel Paper, such Instruments or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. So long as no Default or Event of Default has occurred and is continuing, upon request by the Company, the Administrative Agent shall make available any pledged Collateral to the Company, or its designee, that the Company specifies is required for the purpose of ultimate sale, exchange, presentation, collection, renewal, registration or transfer thereof, provided that in each case arrangements reasonably satisfactory to the Administrative Agent shall be made for the return of such pledged Collateral within 21 days from the time of delivery by the Administrative Agent, except for pledged Collateral that has been fully repaid, satisfied, or transferred as permitted hereunder.

            (iii) Notwithstanding anything set forth in this Security Agreement to the contrary, so long as no Default or Event of Default has occurred and is continuing, the Company shall not be required to deliver to the Administrative Agent any Instruments or Chattel Paper to be held by the Administrative Agent as Collateral pursuant to this Security Agreement so long as the aggregate amount evidenced by all such Instruments and Chattel Paper does not exceed $1,250,000 at any one time outstanding.

            (b) Indemnification. The Company agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by the Company in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement; provided, that the Company shall not be liable for the payment of any portion of such liabilities, costs or expenses resulting from the gross negligence or willful misconduct of the Administrative Agent or any of the Lenders. Without limiting the preceding sentence, the Company will indemnify and save and keep harmless the Administrative Agent and each Lender from and against all expense, loss or damage suffered by reason of any counterclaim of the account debtor or obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Company.

            (c) Maintenance of Records. The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. The Company will mark its internal books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Administrative Agent's and the Lenders' further security, the Administrative Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the Company's books and records pertaining to the Collateral, and the Company shall make available for review any such books and records to the Administrative Agent or to its representatives during normal business hours at the reasonable request of the Administrative Agent. The Company shall permit representatives of any Lender, upon reasonable notice (but no more frequently than monthly unless a Default or Event of Default shall have occurred and be continuing), to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants.

            (d) Right of Inspection. The Administrative Agent and the Lenders shall upon reasonable notice (but no more frequently than monthly) unless a Default or Event of Default shall have occurred and be continuing, have full and free reasonable access during normal business hours to all the books, correspondence and records of the Company, and the Administrative Agent and the Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof at any reasonable time and as may be reasonably required upon reasonable notice, and the Company agrees to render to the Administrative Agent at the Company's cost and expense, and to the Lenders, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and the Lenders shall keep such information thereby obtained confidential to the extent set forth in subsection 11.6(f) of the Credit Agreement.

            (e) Compliance with Laws, etc. The Company will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Company's business; provided, however, that the Company may contest any Requirement of Law in any reasonable manner which shall not, in the reasonable opinion of the Administrative Agent, adversely affect the Administrative Agent's or the Lenders' rights or the priority of their Liens on the Collateral.

            (f) Compliance with Terms of Contracts, etc. The Company will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

            (g) Payment of Obligations. The Company will pay promptly when due all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Company's books in accordance with GAAP.

            (h) Limitation on Liens on Collateral. The Company will not create, incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will take all commercially reasonable actions to defend the right, title and interest of the Administrative Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

            (i) Limitations on Dispositions of Collateral. The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of assets permitted by the Credit Agreement. Concurrently with any such permitted disposition, the property acquired by a transferee in such disposition shall automatically be released from the security interest created by this Security Agreement (the "Security Interest"). It is acknowledged and agreed that notwithstanding any release of property from the Security Interest in accordance with the foregoing provisions of this Section, the Security Interest shall in any event continue in the Proceeds of Collateral. The Administrative Agent shall promptly execute and deliver (and, when appropriate, shall cause any separate agent, co-agent or trustee to execute and deliver) any releases, instruments or documents reasonably requested by the Company to accomplish or confirm the release of Collateral provided by this Section. Any such release of Collateral provided by the Administrative Agent shall specifically describe that portion of the Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Administrative Agent has not assigned its rights and interests to any other Person). The Company shall pay all of the Administrative Agent's reasonable expenses in connection with any release of Collateral.

            (j) Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. The Company will not (i) amend, modify, terminate or waive any provision of any Contract, agreement or lease giving rise to an Account or License in any manner which could reasonably be expected to materially adversely affect the value of such Contract, Account or License as Collateral, except in a manner consistent with the ordinary and customary conduct of its business, (ii) fail to exercise promptly and diligently each and every material right which it may have under each material Contract, agreement or lease giving rise to an Account or License (other than any right of termination), except in a manner consistent with the ordinary and customary conduct of its business or (iii) fail to deliver to the Administrative Agent upon its reasonable request a copy of each material demand, notice or document received by it relating in any way to any material Contract, agreement or lease giving rise to an Account or License.

            (k) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by the Company over a period of time, the Company will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

            (l) Maintenance of Equipment. The Company will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

            (m) Further Identification of Collateral. The Company will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

            (n) Notices. The Company will advise the Administrative Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

            (o) Changes in Locations, Name, etc. The Company will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4(g) or remove its books and records from the location specified in Section 4(c), (ii) remove any material amount of the Inventory or Equipment to, or keep any material amount of Inventory or Equipment at, a location other than those listed on Schedule IV hereto, or
      (iii) change its name (including the adoption of any new trade name), identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Security Agreement would become seriously misleading, unless it shall have provided at least 15 days prior written notice to the Administrative Agent of any such event and provide the Administrative Agent with the new location of its chief executive office/chief place of business and its books and records, the location of the Inventory and Equipment and the change in the Company's name, as the case may be. Any notice given pursuant to this Section 5(o) shall be deemed to amend Section 4(c) and 4(g) hereof or Schedule IV hereto, as the case may be. In connection with any actions permitted pursuant to clause (i) of this Section 5(o), the Administrative Agent shall be entitled to receive any legal opinions it reasonably requests as to the continued perfection of the security interest granted hereby in the Collateral, which opinions shall be deemed satisfactory to the Administrative Agent if substantially similar to the perfection opinions given by Gibson, Dunn & Crutcher on the Closing Date.

            (p) Copyrights. The Company (i) will employ the Copyright for each material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and:

                  (A) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain;

                  (B) shall notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the Company's ownership of any such Copyright or its validity;

                  (C) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the Company including, without limitation, filing of applications for renewal, where necessary; and

                  (D) will promptly notify the Administrative Agent of any
            material infringement of any material Copyright of the Company of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

            (q) Patents and Trademarks.

                  (i) The Company (either itself or through licensees) will, except with respect to any Trademark that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 45 days after such use or adoption the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                  (ii) The Company will not, except with respect to any Patent that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determine so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                  (iii) The Company will notify the Administrative Agent and the
            Lenders immediately if it knows, or has reason to know, that any application relating to any Patent, or any application or registration relating to any Trademark may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Company's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                  (iv) Whenever the Company, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Company shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby appoints and constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

                  (v) The Company, except with respect to any Patent or
            Trademark the Company shall reasonably determine is of immaterial economic value to it or it otherwise reasonably determines not to so do and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

                  (vi) In the event that any Patent or Trademark included in the
            Collateral is infringed, misappropriated or diluted by a third party, the Company shall promptly notify the Administrative Agent and the Lenders after it learns thereof and shall, unless the Company shall reasonably determine that such Patent or Trademark is of immaterial economic value to the Company, which determination the Company shall promptly report to the Administrative Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

            6. Administrative Agent's Appointment as Attorney-in-Fact.

            (a) Powers. The Company hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Administrative Agent the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                  (i) in the name of the Company or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, License or General Intangible or with respect to any other Collateral whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, provided that if such taxes are being contested in good faith and by appropriate proceedings, the Administrative Agent and the Lenders will consult with the Company before making any such payment; and

                  (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            (b) Other Powers. The Company also authorizes the Administrative Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any indorsement, assignments or other instruments of conveyance or transfer with respect to the Collateral.

            (c) No Duty on Administrative Agent's or Lenders' Part. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

            7. Performance by Administrative Agent of Company's Obligations. If the Company fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to 2% plus the Alternate Base Rate, shall be payable by the Company to the Administrative Agent on demand and shall constitute Obligations secured hereby; provided, however, that the Administrative Agent shall in any event first have given the Company written notice of its intent to do the same and the Company shall not have, within 30 days of such notice (or such shorter period as the Administrative Agent may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to the Administrative Agent's satisfaction the release of the claim or Lien to which such notice relates.

            8. Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 4.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

            9. Amendments, etc. with Respect to the Obligations. The Company shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or any Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Administrative Agent, the Issuing Lender or any Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender or any Lender shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between the Company and the Administrative Agent, the Issuing Lender or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Obligations.

            10. Limitation on Duties Regarding Preservation of Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

            11. Delegation of Duties. The Administrative Agent may execute any of its duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection
10.3 of the Credit Agreement.

            12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            13. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            14. Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            15. No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            16. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Security Agreement represents the entire agreement of the Company with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other

Credit Documents. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent, provided that any provision of this Security Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            17. Notices. All notices, requests and demands to or upon the Company or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement.

            18. Counterparts. This Security Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            19. Authority of Administrative Agent. The Company acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Company shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

            20. Releases. The Administrative Agent and the Lenders agree to cooperate with the Company and its Subsidiaries with respect to any sale permitted by subsection 8.5 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 8.5 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

            21. Termination. This Security Agreement (other than with respect to any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of the Company.

            IN WITNESS WHEREOF, the Company and the Administrative Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                        TWCC ACQUISITION CORP.


                                        By:_________________________________
                                           Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent


                                        By:_________________________________
                                           Title:

                                                                   Schedule I to
                                                              Security Agreement

                        Copyrights and Copyright Licenses

                                                                  Schedule II to
                                                              Security Agreement

                           Patents and Patent Licenses

                                                                 Schedule III to
                                                              Security Agreement

                        Trademarks and Trademark Licenses

                                                                  Schedule IV to
                                                              Security Agreement

                 Locations of Inventory and Equipment Locations

                                                                  EXHIBIT F-1 TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                               HOLDINGS GUARANTEE

            HOLDINGS GUARANTEE, dated as of October __, 1996, made by CARTER HOLDINGS, INC., a Massachusetts corporation (the "Guarantor") in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") that are parties to the Credit Agreement (as hereafter defined).

                              W I T N E S S E T H :

            WHEREAS, TWCC Acquisition Corp., a Massachusetts corporation (to be merged with and into The William Carter Company, a Massachusetts corporation, the "Company"), is party to a Credit Agreement, dated as of the date hereof, with the Administrative Agent and the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain extensions of credit to the Company;

            WHEREAS, the Guarantor owns directly 100% of the issued and outstanding common and preferred stock of the Company;

            WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

            WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the extensions of credit to the Company on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guarantee;

            NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Company under the Credit Agreement, the Guarantor hereby agrees with and for the benefit of the Administrative Agent and the Lenders as follows:

            1. Defined Terms. As used in this Guarantee, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following term shall have the following meaning:

            "Obligations" means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

            2. Guarantee. (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Administrative Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, the Issuing Lender or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

            (b) No payment or payments made by any of the Company, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

            (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

            3. Right of Set-off. Upon the occurrence of any Event of Default under any Credit Document, the Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Guarantor to such Lender hereunder or under the Credit Agreement, the Notes, or the other Credit Documents, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify the Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

            4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Company or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantor are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

            5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Issuing Lender or any Lender and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement with any Lender or Lenders and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Issuing Lender and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any such other guarantor or any release of any such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or the Guarantor and the Administrative Agent, the Issuing Lender or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, any Interest Rate Agreement with any Lender or Lenders, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, the Issuing Lender or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, the Guarantor or any other Person against the Administrative Agent, the Issuing Lender or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and/or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

            7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017, U.S.A. or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

            9. Representations and Warranties. The Guarantor hereby represents and warrants that:

            (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

            (b) it is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct or proposed conduct of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a material adverse effect on its business, operations, assets or financial or other condition or on its ability to perform its obligations under this Guarantee or the other Credit Documents to which it is a party;

            (c) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which the Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which it is a party;

            (d) it owns 100% of the issued and outstanding shares of all classes of Capital Stock of the Company and has Subsidiaries only as specified and permitted under the terms of the Credit Agreement;

            (e) no consent, license, permit, approval or authorization of, or filing with, or notice or report to, or registration, filing or declaration with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability by or against the Guarantor of this Guarantee and the other Credit Documents to which the Guarantor is a party;

            (f) this Guarantee and the other Credit Documents to which the Guarantor is a party have been duly executed and delivered on behalf of the Guarantor and each of this Guarantee and the other Credit Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

            (g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party do not and will not violate any Requirement of Law or any material Contractual Obligation of the Guarantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation other than the Liens created by the Holdings Pledge Agreement;

            (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or the other Credit Documents to which the Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which could have a material adverse effect on the business, operations, property or financial condition of the Guarantor and its Subsidiaries taken as a whole or on the ability of the Guarantor to perform its obligations under this Guarantee or the other Credit Documents to which it is a party; and

            (i) the Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than (a) those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books and (b) those which, individually or in the aggregate, are not material to the Guarantor and its Subsidiaries taken as a whole).

The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

            10. Covenants. The Guarantor hereby covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent, the Guarantor shall engage in no business other than holding the Capital Stock of the Company, and businesses incidental thereto.

            11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            12. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            13. No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            14. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the entire agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS

GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. Notices. All notices, requests and demands to or upon the Guarantor or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto.

            16. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            17. Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

            18. Submission to Jurisdiction; Waivers. (a) The Guarantor hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth on Schedule I hereto or at such other address of which the Administrative Agent shall have been notified pursuant to paragraph 14; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

            (b) The Guarantor and the Administrative Agent, on behalf of itself and the Lenders, hereby unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        CARTER HOLDINGS, INC.


                                        By:_______________________________
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent


                                        By:_______________________________
                                           Name:
                                           Title:

                                                                      SCHEDULE I
                                                              Holdings Guarantee

                              Address of Guarantor

                    Carter Holdings, Inc.
                    c/o Gibson, Dunn & Crutcher LLP
                    200 Park Avenue
                    New York, New York  10166
                    Attention: Charles K. Marquis, Esq./
                               Christopher O'Brien
                    Telecopy:  (212) 351-4035


                    With a copy to:

                    The William Carter Company
                    1590 Adamson Parkway
                    Suite 400
                    Morrow, Georgia  30260
                    Attention: David A. Brown
                    Telecopy:  (770) 960-1556


                    With a copy to:

                    Gibson, Dunn & Crutcher LLP
                    200 Park Avenue
                    New York, New York  10166
                    Attention: Janet Vance, Esq.
                    Telecopy:  (212) 351-4035

                                                                  EXHIBIT F-2 TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                             SUBSIDIARIES' GUARANTEE

            SUBSIDIARIES' GUARANTEE, dated as of October 30, 1996, made by each of the corporations that are signatories hereto (the "Guarantors"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") that are parties to the Credit Agreement (as hereafter defined).

                              W I T N E S S E T H :

            WHEREAS, TWCC Acquisition Corp., a Massachusetts corporation (to be merged with and into The William Carter Company, a Massachusetts corporation, the "Company"), is party to a Credit Agreement, dated as of the date hereof, with the Administrative Agent and the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain extensions of credit to the Company;

            WHEREAS, the Company owns directly all of the issued and outstanding Capital Stock of each Guarantor;

            WHEREAS, the proceeds of the extensions of credit will be used in part to enable the Company to make valuable transfers (as determined as provided herein) to each Guarantor in connection with the operation of its respective business;

            WHEREAS, the Company and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

            WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the extensions of credit to the Company on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantors of this Guarantee;

            NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Company under the Credit Agreement, the Guarantors hereby agree with and for the benefit of the Administrative Agent and the Lenders as follows:

            1. Defined Terms. As used in this Guarantee, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following term shall have the following meaning:

            "Obligations" (i) shall mean the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or the Lenders that are required to be paid by the Company or the Guarantors pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

            2. Guarantee. (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each of the Guarantors further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, the Issuing Lender or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.

            (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

            (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights of the Administrative Agent or any Lender hereunder.

            (d) No payment or payments made by any of the Company, the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

            (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

            3. Right of Set-off. Upon the occurrence of any Event of Default under any Credit Document, each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other guarantor, any such notice being expressly waived by each Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder or under the Credit Agreement, the Notes, or the other Credit Documents, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify such Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

            4. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantors are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

            5. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Issuing Lender or any Lender and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Issuing Lender and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any particular Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other Guarantor or guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any such other Guarantor or guarantor or any release of any such other Guarantor or guarantor shall not relieve such Guarantor in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or any of the Guarantors and the Administrative Agent, the Issuing Lender or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, any Interest Rate Agreements, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, the Issuing Lender or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company, any of the Guarantors or any other Person against the Administrative Agent, the Issuing Lender or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Company for the Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and/or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

            7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or of any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            8. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017, U.S.A. or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

            9. Representations and Warranties. Each Guarantor hereby represents and warrants that:

            (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

            (b) it is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct or proposed conduct of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a material adverse effect on its business, operations, assets or financial or other condition or on its ability to perform its obligations under this Guarantee or the other Credit Documents to which it is a party;

            (c) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which such Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which such Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which it is a party;

            (d) it is a Subsidiary of the Company;

            (e) no consent, license, permit, approval or authorization of, or filing with, or notice or report to, or registration, filing or declaration with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of any Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability by or against any Guarantor of this Guarantee and the other Credit Documents to which each Guarantor is a party;

            (f) this Guarantee and the other Credit Documents to which each Guarantor is a party have been duly executed and delivered on behalf of such Guarantor and each of this Guarantee and the other Credit Documents to which each Guarantor is a party constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

            (g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which each Guarantor is a party do not and will not violate any Requirement of Law or any material Contractual Obligation of such Guarantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation other than the Liens created by the Subsidiaries Pledge Agreement and Subsidiaries Security Agreements;

            (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues of any Guarantor (i) with respect to this Guarantee or the other Credit Documents to which such Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which could have a material adverse effect on the business, operations, property or financial condition of any Guarantor and any such Guarantor's Subsidiaries taken as a whole or on the ability of any Guarantor to perform its obligations under this Guarantee or the other Credit Documents to which it is a party; and

            (i) each Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than (a) those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books and (b) those which, individually or in the aggregate, are not material to such Guarantor and its Subsidiaries taken as a whole).

            (j) Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by each Guarantor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

            10. Covenants. Each Guarantor hereby covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and no Letter of Credit is outstanding, each Guarantor will comply with provisions of Sections 8 and 9 of the Credit Agreement to the extent such provisions apply to such Guarantors.

            11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            12. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            13. No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to paragraph 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            14. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the entire agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. Notices. All notices, requests and demands to or upon each Guarantor or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto.

            16. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            17. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

            18. Submission to Jurisdiction; Waivers. (a) Each Guarantor hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth on Schedule I hereto or at such other address of which the Administrative Agent shall have been notified pursuant to paragraph 17; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

            (b) Each Guarantor and the Administrative Agent, on behalf of itself and the Lenders, hereby unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        CARTER'S DE SAN PEDRO, INC.


                                        By:_______________________________
                                           Name:
                                           Title:

Accepted and agreed to:


THE CHASE MANHATTAN BANK, as
Administrative Agent


By:_______________________________
   Name:
   Title:

                                                            SCHEDULE I
                                                            Subsidiary Guarantee

                              Address of Guarantors

                         CARTER'S DE SAN PEDRO, INC.
                         c/o Gibson, Dunn & Crutcher  LLP
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Charles K. Marquis, Esq./
                                    Christopher O'Brien
                         Telecopy:  (212) 351-4035

                         With a copy to:

                         The William Carter Company
                         1590 Adamson Parkway, Suite 400
                         Morrow, Georgia 30260
                         Attention:  David A. Brown
                         Telecopy:  (770) 960-1556

                         With a copy to:

                         Gibson, Dunn & Crutcher  LLP
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Janet Vance, Esq.
                         Telecopy:  (212) 351-4035

                                                                  EXHIBIT G-1 TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                            HOLDINGS PLEDGE AGREEMENT

            PLEDGE AGREEMENT, dated as of October __, 1996, made by CARTER HOLDINGS, INC., a Massachusetts corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the several lenders (the "Lenders") from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TWCC Acquisition Corp., a Massachusetts corporation (to be merged with and into The William Carter Company, the "Company"), the Lenders and the Administrative Agent.

                              W I T N E S S E T H :

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the Lenders have agreed to participate in certain letters of credit for the account of the Company upon the terms and subject to the conditions set forth therein, such loans being evidenced by the notes issued by the Company;

            WHEREAS, the Pledgor is the owner of the shares of Pledged Stock (as hereinafter defined) issued by the Company listed on Schedule I hereto; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Issuing Lender and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and the Issuing Lender to issue and the Lenders to participate in the letters of credit under the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

            "Collateral" means the Pledged Stock and all Proceeds.

            ""Obligations" means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

            "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            "Pledged Stock" means the shares of capital stock of the Company listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Company to the Pledgor while this Pledge Agreement is in effect.

            "Proceeds" means all "proceeds", as such term is defined in Section 9-306(1) of the Code on the date hereof, of the Pledged Stock, and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

            2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Lenders, all certificates or instruments representing or evidencing the Pledged Stock on the date hereof, and hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in all of the Pledgor's right, title and interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

            3. Stock Powers. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

            4. Representations and Warranties. The Pledgor represents and warrants that:

            (a) the shares of Pledged Stock constitute (i) all the issued and outstanding shares of all classes of the Capital Stock of the Company owned by the Pledgor and (ii) on the date hereof, 100% of the issued and outstanding shares of all classes of the Capital Stock of the Company;

            (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

            (c) the Pledgor is the record and beneficial owner of the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

            (d) upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.

The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by the Pledgor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement, on and as of such Borrowing Date as though made hereunder on and as of such date.

            5. Covenants. The Pledgor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

            (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of the Company, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.

            (b) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent, the Issuing Lender and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

            (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

            (d) The Pledgor agrees to pay, and to save the Administrative Agent, the Issuing Lender and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

            6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive all cash dividends paid by the Company to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that the Pledgor agrees that it shall not vote in any way which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Security Documents or any of the other Credit Documents. The Administrative Agent shall, at the Pledgor's sole cost and expense, execute and deliver (or cause to be executed and delivered) to the Pledgor all proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 6.

            7. Rights of the Lenders and the Administrative Agent. (a) If an Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) all shares of the Pledged Stock may be registered in the name of the Administrative Agent or its nominee, and, subject to the terms of this Agreement, the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Company or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Company, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 12, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (b) The rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. None of the Administrative Agent, the Issuing Lender and any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Administrative Agent agrees to release promptly to the Pledgor any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under Section 7(a) if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

            (c) The Administrative Agent may execute any of its duties under this Pledge Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 10.3 of the Credit Agreement.

            8. Remedies. In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Credit Agreement, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent, the Issuing Lender or any Lender or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, the Issuing Lender or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. The Administrative Agent promptly shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 4.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent, the Issuing Lender or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the Code. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

            9. Registration Rights; Private Sales. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the Company to (i) execute and deliver, and cause the directors and officers of the Company to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange

Commission applicable thereto. The Pledgor agrees to cause the Company to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of
Section 11(a) of the Securities Act.

            (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Administrative Agent in good faith believes to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so.

            (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock, pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Administrative Agent, the Issuing Lender and the Lenders, that the Administrative Agent, the Issuing Lender and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

            10. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Lender, or the receipt of any amounts by the Administrative Agent, the Issuing Lender or any Lender with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent, the Issuing Lender or any Lender against the Company or against any other collateral security held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Company in respect of payments made by the Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent, the Issuing Lender or any Lender in connection with the Collateral, and any such rights of subrogation and reimbursement of the Pledgor are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Company on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

            11. Amendments, etc. with Respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or such Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the Security Documents, the other Credit Documents, any Interest Rate Agreement entered into with any Lender or Lenders and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender and the Lenders shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Pledge Agreement; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between the Company and the Pledgor, on the one hand, and the Administrative Agent, the Issuing Lender and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Pledgor with respect to the Obligations.

            12. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. None of the Administrative Agent, the Issuing Lender, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            13. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            14. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            15. Section Headings. The section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            16. No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Credit Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            17. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Pledge Agreement represents the entire agreement of the Pledgor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, provided that any provision of this Pledge Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent, the Issuing Lender and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            18. Notices. Notices by the Administrative Agent to the Pledgor or the Company may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Pledgor or the Company at its address or transmission number set forth in subsection 11.2 of the Credit Agreement in the case of the Company and on Schedule II hereto in the case of the Pledgor and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Company may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

            19. Counterparts. This Pledge Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            20. Irrevocable Authorization and Instruction to Company. The Pledgor hereby authorizes and instructs the Company to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Company shall be fully protected in so complying.

            21. Authority of Administrative Agent. The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Company shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

            22. Termination. This Pledge Agreement shall terminate when all the Obligations have been fully paid and performed and the Commitments terminated. Upon such termination, the Administrative Agent shall on its behalf and on behalf of the Lenders reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any other Person) and at the sole cost and expense of the Pledgor.

            IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                        CARTER HOLDINGS, INC.


                                        By: _______________________________
                                            Name:
                                            Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent


                                        By: _______________________________
                                            Name:
                                            Title:

                           ACKNOWLEDGEMENT AND CONSENT

            The Company referred to in the foregoing Pledge Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The Company further agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                        TWCC ACQUISITION CORP.


                                        By: _______________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE I
                                                       Holdings Pledge Agreement

                          DESCRIPTION OF PLEDGED STOCK

                        Class           Stock Certi-        No. of
Issuer                  of Stock        ficate No.          Shares
------                  --------        ----------          ------

                                                                     SCHEDULE II
                                                       Holdings Pledge Agreement

                               ADDRESS OF PLEDGOR

                         Carter Holdings, Inc.
                         c/o Gibson, Dunn & Crutcher  LLP
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Charles K. Marquis, Esq./
                                     Christopher O'Brien
                         Telecopy:  (212) 351-4035

                         With a copy to:

                         The William Carter Company
                         1590 Adamson Parkway, Suite 400
                         Morrow, Georgia 30260
                         Attention:  David A. Brown
                         Telecopy:  (770) 960-1556

                         With a copy to:

                         Gibson, Dunn & Crutcher  LLP
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Janet Vance, Esq.
                         Telecopy:  (212) 351-4035

                                                                  EXHIBIT G-2 TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                            COMPANY PLEDGE AGREEMENT

            Agreement (this "Agreement"), dated as of October __, 1996, made by TWCC ACQUISITION CORP., a Massachusetts corporation (to be merged with and into The William Carter Company, the "Company"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent"), for the several lenders (the "Lenders") from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lenders and the Administrative Agent.

                              W I T N E S S E T H :

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the Lenders have agreed to participate in certain letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein, such loans being evidenced by the notes issued by the Company;

            WHEREAS, the Company is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by the Issuers (as hereinafter defined); and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Issuing Lender and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and the Issuing Lender to issue and the Lenders to participate in the letters of credit under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms that are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Agreement" means this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

            "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

            "Collateral" means the Domestic Collateral and the Foreign
      Collateral.

            "Domestic Collateral" means the Domestic Pledged Stock and all Proceeds thereof.

            "Domestic Issuers" means the collective reference to Issuers incorporated in any state of the United States.

            "Domestic Pledged Stock" means the shares of capital stock of the Domestic Issuers listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Domestic Issuer to the Company while this Agreement is in effect.

            "Foreign Collateral" means the Foreign Pledged Stock and all Proceeds thereof.

            "Foreign Issuers" means the collective reference to all Issuers that are not Domestic Issuers.

            "Foreign Pledged Stock" means the shares of capital stock of the Foreign Issuers listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Foreign Issuer to the Company while this Agreement is in effect; provided, however, that in no event shall the "Foreign Pledged Stock" in respect of any Foreign Issuer exceed at any time 65% of the shares of any class of the capital stock of such Issuer and any shares of capital stock of any Foreign Issuer in excess of 65% of the shares of any class of capital stock of such Issuer held at any time by the Administrative Agent shall not be "Foreign Pledged Stock" and shall not be subject to the security interest granted hereby and shall be held by the Security Agent solely for the benefit of the Company.

            "Issuers" means the collective reference to the companies identified on Schedule 1 attached hereto as the issuers of the Pledged Stock and any other direct Subsidiaries of the Company created or acquired after the date hereof; individually, each an "Issuer."

            "Obligations": means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

            "Pledged Stock" means the Domestic Pledged Stock and the Foreign Pledged Stock.

            "Proceeds" means all "proceeds", as such term is defined in Section 9-306(1) of the Code on the date hereof, of the Pledged Stock, and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

            2. Pledge; Grant of Security Interest. The Company hereby delivers to the Administrative Agent, for the ratable benefit of the Lenders, all certificates or instruments representing or evidencing the Pledged Stock on the date hereof, and hereby transfers and grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in all of the Company's right, title and interest in the Domestic Collateral, and a security interest in all of the Company's right, title or interest in the Foreign Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

            3. Stock Powers. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, the Company shall deliver an undated stock power covering such certificate, duly executed in blank by the Company.

            4. Representations and Warranties. The Company represents and warrants that:

            (a) the shares of Domestic Pledged Stock constitute (i) all the issued and outstanding shares of all classes of the Capital Stock of each Domestic Issuer owned by the Company and (ii) on the date hereof, 100% of the issued and outstanding shares of all classes of the Capital Stock of each Domestic Issuer;

            (b) all the shares of Domestic Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

            (c) the Company is the record and beneficial owner of the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement; and

            (d) upon delivery to the Administrative Agent of the stock certificates evidencing the Domestic Pledged Stock, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Domestic Collateral (except, with respect to Proceeds, only to the extent permitted by Section 9-306 of the Code), enforceable as such against all creditors of the Company and any Persons purporting to purchase any Domestic Collateral from the Company.

The Company agrees that the foregoing representations and warranties shall be deemed to have been made by the Company on each Borrowing Date occurring on or after the date hereof under the Credit Agreement, on and as of such Borrowing Date as though made hereunder on and as of such date.

            5. Covenants. The Company covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

            (a) If the Company shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Company shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Company to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Company and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.

            (b) Without the prior written consent of the Administrative Agent, the Company will not (i) except as permitted by subsection 8.5 of the Credit Agreement, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. The Company will defend the right, title and interest of the Administrative Agent, the Issuing Lender and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever.

            (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

            (d) The Company agrees to pay, and to save the Administrative Agent, the Issuing Lender and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

            6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Company shall be permitted to receive all cash dividends paid by each Issuer to the extent permitted in the Credit Agreement in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that the Company agrees that it shall not vote in any way which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the Security Documents or any of the other Credit Documents. The Administrative Agent shall, at the Company's sole cost and expense, execute and deliver (or cause to be executed and delivered) to the Company all proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights that it is entitled to exercise pursuant to this Section 6.

            7. Rights of the Lenders and the Administrative Agent. (a) If an Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) all shares of the Pledged Stock may be registered in the name of the Administrative Agent or its nominee, and, subject to the terms of this Agreement, the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of such Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Company or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 12, but the Administrative Agent shall have no duty to the Company to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (b) The rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. None of the Administrative Agent, the Issuing Lender and any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Administrative Agent agrees to release promptly to the Company any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under Section 7(a) if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

            (c) The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 10.3 of the Credit Agreement.

            8. Remedies. In the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Credit Agreement, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent, the Issuing Lender or any Lender or elsewhere upon such terms and conditions as it may deem commercially reasonable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, the Issuing Lender or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent promptly shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Issuing Lender and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 4.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Administrative Agent, the Issuing Lender or any Lender arising out of the lawful exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company further waives and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the Code. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

            9. Registration Rights; Private Sales. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company will cause such Issuer to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

            (b) The Company recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Administrative Agent in good faith believes to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay the sale of any of the Pledged Stock for the period of time necessary to permit such Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (c) The Company further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock, pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Company further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Administrative Agent, the Issuing Lender and the Lenders, that the Administrative Agent, the Issuing Lender and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

            10. Amendments, etc. with Respect to the Obligations. The Company shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or such Lender, and any of the Obligations continued, and the Obligations, or the liability of each Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the Security Documents, and the other Credit Documents, any Interest Rate Agreement entered into with any Lender or Lenders and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender and the Lenders shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Agreement; the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between each Issuer and the Company, on the one hand, and the Administrative Agent, the Issuing Lender and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon each Issuer or the Company with respect to the Obligations.

            11. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. None of the Administrative Agent, the Issuing Lender, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or otherwise.

            12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            14. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            15. No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any default of any obligation under any Credit Document or in any breach of any of the terms and conditions hereof or thereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            16. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Agreement represents the entire agreement of the Company with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent, provided that any provision of this Agreement may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Administrative Agent, the Issuing Lender and the Lenders and their respective successors and assigns. THIS AGREEMENT SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            17. Notices. Notices by the Administrative Agent to the Company or any Issuer may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Company or such Issuer at its address or transmission number set forth in subsection 11.2 of the Credit Agreement in the case of the Company and on Schedule II hereto in the case of each Issuer and shall be effective (a) in the case of mail, with respect to a Domestic Issuer, three days after deposit in the postal system, first class postage pre-paid, and with respect to a Foreign Issuer, ten days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Company and any Issuer may change their respective addresses and transmission numbers by written notice to the Administrative Agent.

            18. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            19. Irrevocable Authorization and Instruction to Company. The Company hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Company, and the Company agrees that each Issuer shall be fully protected in so complying.

            20. Authority of Administrative Agent. The Company acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Company nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

            21. Agent's Appointment as Attorney-in-Fact. (a) The Company hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

      (b) The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 21(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            22. Termination. This Agreement shall terminate when all the Obligations have been fully paid and performed and the Commitments terminated. Upon such termination, the Administrative Agent shall on its behalf and on behalf of the Lenders reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any other Person) and at the sole cost and expense of the Company.

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                   TWCC ACQUISITION CORP.


                                   By: __________________________________
                                       Name:
                                       Title:


                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent


                                   By: __________________________________
                                       Name:
                                       Title:

                           ACKNOWLEDGEMENT AND CONSENT

            Each Issuer referred to in the foregoing Pledge Agreement hereby acknowledge receipt of a copy thereof and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. Each Issuer further agrees that the terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of the Pledge Agreement.


                                   CARTER'S DE SAN PEDRO, INC.


                                   By: __________________________________
                                       Name:
                                       Title:

                                   CARTERCO, S.A.


                                   By: __________________________________
                                       Name:
                                       Title:

                                   CARTER'S DE BARRANCA, S.A.


                                   By: __________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE I
                                                        Company Pledge Agreement

                          DESCRIPTION OF PLEDGED STOCK

                        Class           Stock Certi-        No. of
Issuer                  of Stock        ficate No.          Shares
------                  --------        ----------          ------

                                                                     SCHEDULE II
                                                        Company Pledge Agreement

                               ADDRESS OF COMPANY

                         Carter Holdings, Inc.
                         c/o Gibson, Dunn & Crutcher  LLP
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Charles K. Marquis, Esq./
                                     Christopher O'Brien
                         Telecopy:  (212) 351-4035

                         With a copy to:

                         The William Carter Company
                         1590 Adamson Parkway, Suite 400
                         Morrow, Georgia 30260
                         Attention:  David A. Brown
                         Telecopy:  (770) 960-1556

                         With a copy to:

                         Gibson, Dunn & Crutcher  LLP
                         200 Park Avenue
                         New York, New York  10166
                         Attention:  Janet Vance, Esq.
                         Telecopy:  (212) 351-4035

                                                                    EXHIBIT H to
                                                                CREDIT AGREEMENT

                                     FORM OF
                   LETTER OF CREDIT PARTICIPATION CERTIFICATE

                                                      [Date]

[Name of Participating Lender]
[Address of Participating Lender]

Dear Sirs:

            Pursuant to subsection 3.8(b) of the Credit Agreement, dated as of October __, 1996 (as the same may from time to time be amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined in the Credit Agreement being used herein with their respective defined meanings) among TWCC Acquisition Corp. (to be merged with and into The William Carter Company), the Lenders parties thereto, Bankers Trust Company, as syndication agent, Goldman Sachs Credit Partners L.P., as documentation agent and The Chase Manhattan Bank, as Administrative Agent, the undersigned hereby acknowledges receipt from you on the date hereof of the L/C Participating Interest in the amount of _______________ DOLLARS ($_________) in the following Letter of Credit and the L/C Application relating thereto:

            [Describe Letter of Credit (i.e. Letter of Credit number, face amount, date of issuance and beneficiary)]

                                          Very truly yours,

                                          THE CHASE MANHATTAN BANK,
                                          as Issuing Lender


                                          By:_____________________________
                                             Name:
                                             Title:

                                                                    EXHIBIT I TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                    SWING LINE LOAN PARTICIPATION CERTIFICATE

                                                [Date]

[Name of Lender]

________________

________________

Dear Sirs:

            Pursuant to subsection 3.4(c) of the Credit Agreement, dated as of October __, 1996 among TWCC Acquisition Corp. (to be merged with and into The William Carter Company), the several lenders (the "Lenders") parties thereto and The Chase Manhattan Bank, as Administrative Agent for the Lenders, the undersigned hereby acknowledges receipt from you of $__________ as payment for a participating interest in the following Swing Line Loan:

Date of Swing Line Loan:  ______________________________________

Principal Amount of Swing Line Loan:  __________________________


                                   Very truly yours,


                                   THE CHASE MANHATTAN BANK, as
                                   Swing Line Lender


                                   By:_____________________________
                                      Name:
                                      Title:

                                                                    EXHIBIT J TO
                                                                CREDIT AGREEMENT


                                     FORM OF
                        SUBSECTION 4.11(d)(2) CERTIFICATE

          Reference is hereby made to the Credit Agreement, dated as of October __, 1996 among TWCC Acquisition Corp. (to be merged with and into The William Carter Company), the banks and other financial institutions from time to time party thereto and The Chase Manhattan Bank, as Administrative Agent (the "Credit Agreement"). Pursuant to the provisions of subsection 4.11(d)(2) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.


                                       [NAME OF LENDER]


                                       By: __________________________
                                       Title:

Date:

                          COPYRIGHT SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of October 30, 1996 made by TWCC ACQUISITION CORP., a Massachusetts corporation (to be merged with and into The William Carter Company, the "Company"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the several lenders (the "Lenders") from time to time parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H :

            WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lenders and the Administrative Agent, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the other Lenders have agreed to participate in letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, the Company under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

            1.1 Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Administrative Agent for the ratable benefit of the Lenders a continuing security interest in all of the right, title and interest of the Company in, to and under (i) all Copyrights and Copyright Licenses, whether now existing or hereafter from time to time acquired; and (ii) all Proceeds and Products thereof (all of the above, collectively, the "Collateral").

            (b) The security interest of the Administrative Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which the Company may acquire at any time during the continuation of this Agreement.

                                   ARTICLE II

                    SPECIAL PROVISIONS CONCERNING COPYRIGHTS

            2.1 Rights of Administrative Agent and Lenders; Limitations on Administrative Agent's and Lenders' Obligations. (a) Company Remains Liable under Copyright Licenses. Anything herein to the contrary notwithstanding, the Company shall remain liable under each of the Copyright Licenses to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Copyright License. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Copyright License by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Copyright License pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any Copyright License, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Copyright License, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b) Notice to Contracting Parties. At any time after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent the Company shall, and the Administrative Agent may (with concurrent notice to the Company thereof), notify parties to the Copyright Licenses that the Copyright Licenses have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with parties to the Copyright Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

            2.2 Representations and Warranties. The Company hereby represents and warrants that: (i) Schedule I hereto includes all material Copyrights in which the Company has any colorable claim of ownership as of the date hereof;
(ii) to the best of the Company's knowledge, except as set forth on Schedule I, each Copyright is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth in Schedule I, none of such Copyrights is the subject of any licensing or franchise agreement. All licenses of the Company's Copyrights are in force and, to the best knowledge of the Company, not in default. No holding, decision or judgment has been rendered by any Governmental Authority with respect to any Copyright which would limit, cancel or question the validity of any Copyright. Except as set forth on Schedule I, no action or proceeding is pending or, to the knowledge of the Company, threatened (i) seeking to limit, cancel or question the validity of any material Copyright or the Company's ownership thereof, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Copyright.

            2.3 Covenants. The Company covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent: (a) the Company (i) will employ the Copyright for each material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and:

                  (A) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain;

                  (B) shall notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the Company's ownership of any such Copyright or its validity;

                  (C) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the Company including, without limitation, filing of applications for renewal, where necessary; and

                  (D) will promptly notify the Administrative Agent of any
            material infringement of any material Copyright of the Company of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.the Company will not, except with respect to any Copyright that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determine so to do, do any act, or omit to do any act, whereby any Copyright may become abandoned or dedicated.

            2.4 Administrative Agent's Appointment as Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Administrative Agent the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

            (a) in the name of the Company or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Copyright License or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Copyright License or with respect to any other Collateral whenever payable;

            (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, provided that if such taxes are being contested in good faith and by appropriate proceedings, the Administrative Agent and the Lenders will consult with the Company before making any such payment; and

            (c) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
      (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (v) to settle, compromise or adjust any suit, action or proceeding described in clause (iv) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vi) to assign any Copyright throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

            2.5 Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 4.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                                   ARTICLE III

                                   DEFINITIONS

            Unless otherwise defined herein or in the preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined and the following terms shall have the following meanings:

            "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Copyright License" means any written agreement, naming the Company, as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I hereto.

            "Copyrights" means all of the following to the extent the Company now or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all renewals of such copyrights.

            "Obligations" means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

            "Proceeds" means "proceeds", as such term is defined in Section 9-306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Company, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Company from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Company in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

            "Products" are used herein as so defined in the Code.

                                   ARTICLE IV

                                  MISCELLANEOUS

            4.1 Amendments, etc. with Respect to the Obligations. The Company shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or any Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Administrative Agent, the Issuing Lender or any Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender or any Lender shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between the Company and the Administrative Agent, the Issuing Lender or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Obligations.

            4.2 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            4.3 Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            4.4 Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            4.5 No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Subsection 4.6 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            4.6 Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Security Agreement represents the entire agreement of the Company with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent, provided that any provision of this Security Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            4.7 Notices. All notices, requests and demands to or upon the Company or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement.

            4.8 Counterparts. This Security Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            4.9 Authority of Administrative Agent. The Company acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Company shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

            4.10 Releases. The Administrative Agent and the Lenders agree to cooperate with the Company and its Subsidiaries with respect to any sale permitted by subsection 8.5 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 8.5 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

            4.11 Termination. This Security Agreement (other than with respect to any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of the Company.

            IN WITNESS WHEREOF, the Company and the Administrative Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                        TWCC ACQUISITION CORP.


                                        By: /s/
                                           -------------------------------
                                           Title:


                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent


                                        By: /s/
                                           -------------------------------
                                           Title:

                 Schedule 1 to the Copyright Security Agreement

IV.   Copyrights (Restrictions and Applications)

      Registration No.  Registration Date     Title
      ----------------  -----------------     -----
      VAu 317-368           11/16/94       Circus Bear
      VAu 317-367           11/16/94       Theo Bear
      VAu 317-365           11/16/94       Toy Bear
      VAu 317-366           11/16/94       Letter Bunny

                                                                       [Georgia]

                              DEED TO SECURE DEBT

          THIS DEED TO SECURE DEBT, dated as of December 23, 1996 is made by The WILLIAM CARTER COMPANY, a Massachusetts corporation, whose address is 1590 Adamson Parkway, Suite 400, Morrow, Georgia 30260, Attn: David A. Brown ("Grantor"), to THE CHASE MANHATTAN BANK, a New York banking corporation, whose address is 1375 Broadway, Suite 800, New York, New York 10018, Attn: Joseph Pullicino, as Administrative Agent (in such capacity, "Grantee") for itself and the several lenders from time to time parties to that certain Credit Agreement dated as of October 30, 1996 among TWCC ACQUISITION CORP., a Massachusetts corporation ("AcquisitionCo"), the several banks and other financial institutions from time to time parties thereto, including Grantee (the "Lenders"), (as the same may be amended, restated, supplemented, modified or replaced from time to time, the "Credit Agreement"). References to this "Deed" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.

                                   Background

          WHEREAS, AcquisitionCo and Grantor have entered into an Agreement and Plan of Merger dated as of September 18, 1996 (as amended, supplemented, or otherwise modified from time to time, the "Merger Agreement"), pursuant to which AcquisitionCo intends to be merged with and into Grantor (the "Merger"), Grantor being the surviving corporation of the Merger; and

          WHEREAS, prior to the Merger, AcquisitionCo, and thereafter, Grantor (collectively, the "Company"), have requested the Lenders to make loans and other extensions of credit available to the Company for the purposes set forth in the Credit Agreement;

          WHEREAS Mortgagor is the fee owner of the parcels of real property together with the improvements located thereon (the "Improvements") described on Schedule A attached hereto (the "Real Estate"):

          WHEREAS, pursuant to the terms of the Credit Agreement, Grantor is obligated to deliver this Deed to Secure Debt to Grantee:

                                Granting Clauses

          THIS CONVEYANCE is intended to operate and is to be construed as a deed passing title to the Subject Property (as defined below) to Grantee and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees that this Deed is given to secure the following:

          (a) (i) payment of all obligations and liabilities of Grantor which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Loans and the Letters of Credit in the aggregate principal amount of $100,000,000 ("Notes", "Loans" and "Letters of Agreements" being defined in the Credit Agreement), and (ii) all interest and fees payable thereon (the items set forth in clauses (i) and (ii) being hereafter collectively referred to as the "Indebtedness"); and

          (b) the performance by Grantor of all covenants, agreements, obligations and liabilities of Grantor (the "Obligations") under or pursuant to the provisions of the Credit Agreement, and the Notes, the Loans and the Letters of Credit defined therein, this Deed to Secure Debt, and any other document securing payment of the Indebtedness to which Grantor is a party (the Credit Agreement, and the Notes, the Loans and the Letters of Credit, this Deed to Secure Debt, and any other document securing payment of the Indebtedness to which Grantor is a party being, collectively, the "Security Documents"), any other documents relating to the Loans and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Security Documents and all other documents and instruments from time to time relating to the Loans or evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "Loan Documents");

          GRANTOR HEREBY:

has bargained, sold, conveyed, granted, assigned, granted a security interest in, warranted, pledged, given, aliened, remised, released, confirmed, transferred and set over and by these presents does hereby bargain, sell, convey, grant, assign, grant a security interest in, warrant, pledge, give, alien, remise, release, confirm, transfer and set over unto Grantee, its successors and assigns forever, in fee simple with power of sale, for the benefit of Grantee, its successors and assigns:

          (A) the Real Estate;

          (B) all the estate, right, title, claim or demand whatsoever of Grantor, in possession or expectancy, in and to the Real Estate or any part thereof;

          (C) all right, title and interest of Grantor in, to and under all present and future easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

          (D) all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Grantor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");

          (E) all right, title and interest of Grantor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Grantor or constructed, assembled or placed by Grantor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Grantor;

          (F) all right, title and interest of Grantor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Grantor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "Leases"), and all rights of Grantor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Subject Property (as defined below) (collectively, the "Rents");

          (G) all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Real Estate or the Equipment or any part thereof; all general intangibles related to the operation of the Improvements now existing or hereafter arising;

          (H) all unearned premiums under insurance policies now or subsequently obtained by Grantor relating to the Real Estate or Equipment and Grantor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

          (I) all right, title and interest of Grantor in and to (i) all contracts from time to time executed by Grantor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "Contracts"), (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "Permits") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "Plans");

          (J) any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Grantee as provided in this Deed; all capital, operating, reserve or similar accounts held by or on behalf of Grantor and related to the operation of the Subject Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts;

          (K) all accounts and revenues arising from the operation of the Improvements; and

          (L) all proceeds, both cash and noncash, of the foregoing;

          (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Grantor and described in the foregoing clauses
(A) through (E) are collectively referred to as the "Premises", and those described in the foregoing clauses (A) through (L) are collectively referred to as the "Subject Property").

          TO HAVE AND TO HOLD the Subject Property and the estate, members, rights, privileges and appurtenances hereby granted or intended to be granted unto Grantee, its successors and assigns in fee simple, forever, for the uses and purposes set forth herein, and to the use, benefit and behoof of Grantee, its successors and assigns, until the Indebtedness is fully paid and the Obligations fully performed.

          Should the indebtedness secured by this Deed be paid according to the tenor and effect thereof when the same shall become due and payable, and should Grantor perform all covenants herein contained in a timely manner, then this Deed shall be cancelled and surrendered.

                              Terms and Conditions

          Grantor further represents, warrants, covenants and agrees with Grantee as follows:

          1. Warranty of Title. Grantor warrants that Grantor has good title to the Real Estate in fee simple and good title to the rest of the Subject Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to Grantee to insure the lien of this Deed (the "Permitted Exceptions") and Grantor shall warrant, defend and preserve such title and the grant and lien of this Deed with respect thereto against all claims of all persons and entities. Grantor further warrants that it is lawfully seized and possessed of the Subject Property and has the right to grant this Deed.

          2. Payment of Indebtedness. Grantor shall pay the Indebtedness at the times and places and in the manner specified in the Notes and shall perform all the Obligations.

          3. Requirements. Grantor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the Subject Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Subject Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Subject Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Grantor or to any of the Subject Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Subject Property are collectively referred to as the "Legal Requirements".

          4. Payment of Taxes and Other Impositions. (a) Prior to delinquency, Grantor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits, gross receipts, and intangible recording taxes), all charges for any easement or agreement maintained for the benefit of any of the Subject Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Subject Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Upon request by Grantee, Grantor shall deliver to Grantee (i) original or copies of receipted bills and cancelled checks evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Grantee showing the payment of any other such Imposition. If by law any Imposition, at Grantor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Grantor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

          (b) Nothing herein shall affect any right or remedy of Grantee under this Deed or otherwise, without notice or demand to Grantor, to pay any Imposition after the date such Imposition shall have become delinquent, and to add to the Indebtedness the amount so paid, together with interest from the time of payment at the Default Rate. Any sums paid by Grantee in discharge of any Impositions shall be (i) a lien on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Deed, and (ii) payable on demand by Grantor to Grantee together with interest at the Default Rate as set forth above.

          (c) Grantor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Deed or on any interest payable thereon for any taxes assessed against the Subject Property or any part thereof, and shall not claim any deduction from the taxable value of the Subject Property by reason of this Deed.

          (d) Grantor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any Imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Grantor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless
(i) Grantor has given prior written notice to Grantee of Grantor's intent so to contest or object to an Imposition, (ii) Grantor shall demonstrate to Grantee's reasonable satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Subject Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and (iii) Grantor shall furnish a good and sufficient bond or surety as reasonably requested by and reasonably satisfactory to Grantee in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a lien against the Real Estate or any part of the Subject Property.

          (e) Upon written notice to Grantor, Grantee after the occurrence of and during the continuation of an Event of Default (as defined below) shall be entitled to require Grantor to pay monthly in advance to Grantee the equivalent of 1/12th of the estimated annual Impositions. Grantee may commingle such funds with its own funds and Grantor shall not be entitled to interest thereon.

          5. Insurance. (a) In addition to any insurance required by the Credit Agreement, Grantor shall maintain or cause to be maintained on all of the
Premises:

          (i) property insurance against loss or damage by fire, lightning, windstorm, tornado, water damage, flood, earthquake and by such other further risks and hazards as now are or subsequently may be covered by an "all risk" policy or a fire policy covering "special" causes of loss. The policy shall include building ordinance law endorsements and the policy limits shall be automatically reinstated after each loss;

          (ii) comprehensive general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), covering all claims for personal injury, bodily injury or death, or property damage occurring on, in or about the Premises in amounts not less than the usual amount insured for in the same general area by companies engaged in the same or a similar business plus such excess limits as Grantee shall reasonably request from time to time;

          (iii) when and to the extent required by Grantee, insurance against loss or damage by any other risk commonly insured against by persons occupying or using like properties in the locality or localities in which the Real Estate is situated;

          (iv) insurance against rent loss, extra expense or business interruption (and/or soft costs, in the case of new construction), if applicable, in amounts satisfactory to Grantee, but not less than one year's gross rent or gross income;

          (v) during the course of any construction or repair of Improvements, comprehensive general liability insurance under a policy including the "broad form CGL endorsement" (or which incorporates the language of such endorsement), (including coverage for elevators and escalators, if any). The policy shall include coverage for independent contractors and completed operations. The completed operations coverage shall stay in effect for two years after construction of any Improvements has been completed. The policy shall provide coverage on an occurrence basis against claims for personal injury, including, without limitation, bodily injury, death or property damage occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to a limit of not less than that required by Grantee with respect to personal injury, bodily injury or death to any one or more persons or damage to property;

          (vi) during the course of any construction or repair of the Improvements, workers' compensation insurance (including employer's liability insurance) for all employees of Grantor engaged on or with respect to the Premises in such amounts as are established by law;

          (vii) during the course of any construction, addition, alteration or repair of the Improvements, builder's risk completed value form insurance against "all risks of physical loss," including collapse, water damage, flood and earthquake and transit coverage, during construction or repairs of the Improvements, with deductible approved by Grantee, in nonreporting form, covering the total value of work performed and equipment, supplies and materials furnished (with an appropriate limit for soft costs in the case of construction);

          (viii) boiler and machinery property insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against rent, extra expense, business interruption and soft costs, if applicable, arising from any such breakdown, in such amounts as are usually insured for in the same general area by companies engaged in the same or a similar business plus such excess limits as Grantee shall reasonably request from time to time;

          (ix) if any portion of the Premises are located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, flood insurance in an amount satisfactory to Grantee, but in no event less than the maximum limit of coverage available under the National Flood Insurance Act of 1968, as amended; and

          (x) such other insurance in such amounts as Grantee may reasonably request from time to time.

Each insurance policy (other than flood insurance written under the National Flood Insurance Act of 1968, as amended, in which case to the extent available) shall (i) provide that it shall not be cancelled, non-renewed or materially amended without 30-days' prior written notice to Grantee, and (ii) with respect to all property insurance, provide for a deductible not to exceed the amount usually maintained by companies engaged in the same or a similar business, contain a "Replacement Cost Endorsement" without any deduction made for depreciation and with no co-insurance penalty (or attaching an agreed amount endorsement satisfactory to Grantee), with loss payable solely to Grantee (modified, if necessary, to provide that proceeds in the amount of replacement cost may be retained by Grantee without the obligation to rebuild) as its interest may appear, without contribution, under a "standard" or "New York" mortgagee clause acceptable to Grantee and be written by financially sound and reputable insurance companies. Liability insurance policies shall name Grantee as an additional insured and contain a waiver of subrogation against Grantee; all such policies shall indemnify and hold Grantee harmless from all liability claims occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways. The amounts of each insurance policy and the form of each such policy shall at all times be reasonably satisfactory to Grantee. Each policy shall expressly provide that any proceeds which are payable to Grantee shall be paid by check payable to the order of Grantee only and requiring the endorsement of Grantee only. If any required insurance shall expire, be withdrawn, become void by breach of any condition thereof by Grantor or by any lessee of any part of the Subject Property or become void by reason of the failure or impairment of the capital of any insurer, Grantor shall immediately obtain new or additional insurance reasonably satisfactory to Grantee. Grantor shall not take out any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Grantee in all respects.

          (b) Grantor shall deliver to Grantee an original of each insurance policy required to be maintained, or a certificate of such insurance acceptable to Grantee, together with a copy of the declaration page for each such policy. Grantor shall (i) pay as they become due all premiums for such insurance, (ii) not later than 15 days prior to the expiration of each policy to be furnished pursuant to the provisions of this Section, deliver a renewed policy or policies, or duplicate original or originals thereof, marked "premium paid," or accompanied by such other evidence of payment satisfactory to Grantee with standard non-contributory mortgage clauses in favor of and acceptable to Grantee. Upon request of Grantee, Grantor shall cause its insurance underwriter or broker to certify to Grantee in writing that all the requirements of this Deed governing insurance have been satisfied.

          (c) If Grantor is in default of its obligations to insure or deliver any such prepaid policy or policies, then Grantee, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and Grantor shall pay to Grantee on demand such premium or premiums so paid by Grantee with interest from the time of payment at the Default Rate and the same shall be deemed to be secured by this Deed and shall be collectible in the same manner as the Indebtedness secured by this Deed.

          (d) Grantor shall increase the amount of property insurance required to equal 100% replacement cost pursuant to the provisions of this Section at the time of each renewal of each policy (but not later than 12 months from the date of this Deed and each successive 12 month period to occur thereafter) by using the F.W. Dodge Building Index to determine whether there shall have been an increase in the replacement value since the most recent adjustment and, if there shall have been such an increase, the amount of insurance required shall be adjusted accordingly.

          (e) Grantor promptly shall comply with and conform to (i) all provisions of each such insurance policy, and (ii) all requirements of the insurers applicable to Grantor or to any of the Subject Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Subject Property. Grantor shall not use or permit the use of the Subject Property in any manner which would permit the insurer to cancel any insurance policy or void coverage required to be maintained by this Deed.

          (f) If the Subject Property, or any part thereof, shall be destroyed or damaged by fire or any other casualty, whether insured or uninsured, or in the event any claim is made against Grantor for any personal injury, bodily injury or property damage incurred on or about the Premises, Grantor shall give prompt notice thereof to Grantee. If the Subject Property is damaged by fire or other casualty and the cost to repair such damage is less than $500,000, then provided that no Event of Default shall have occurred and be continuing, Grantor shall have the right to adjust such loss, and the insurance proceeds relating to such loss may be paid over to Grantor; provided that Grantor shall, promptly after any such damage, repair all such damage regardless of whether any insurance proceeds have been received or whether such proceeds, if received, are sufficient to pay for the costs of repair. If the Subject Property is damaged by fire or other casualty, and the cost to repair such damage exceeds the above limit, or if an Event of Default shall have occurred and be continuing, then Grantor authorizes and empowers Grantee, at Grantee's option and in Grantee's sole discretion, as attorney-in-fact for Grantor, to make proof of loss, to adjust and compromise any claim under any insurance policy, to appear in and prosecute any action arising from any policy, to collect and receive insurance proceeds and to deduct therefrom Grantee's expenses incurred in the collection process. Each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Grantee. Grantee shall have the right to require Grantor to repair or restore the Subject Property, and Grantor hereby designates Grantee as its attorney-in-fact for the purpose of making any election required or permitted under any insurance policy relating to repair or restoration. If Grantee requires restoration of the Subject Property or if no Event of Default has occurred and is continuing, insurance proceeds must first be made available to restoration. If an Event of Default shall have occurred and be continuing, the insurance proceeds or any part thereof received by Grantee may be applied by Grantee toward reimbursement of all costs and expenses of Grantee in collecting such proceeds, and the balance, at Grantee's option in its sole and absolute discretion, to the principal (to the installments in inverse order of maturity, if payable in installments) and interest due or to become due under the Notes, to fulfill any other Obligation of Grantor, to the restoration or repair of the property damaged, or released to Grantor. In the event Grantee elects to release such proceeds to Grantor, Grantor shall be obligated to use such proceeds to restore or repair the Subject Property. Application by Grantee of any insurance proceeds toward the last maturing installments of principal and interest due or to become due under the Notes shall not excuse Grantor from making any regularly scheduled payments due thereunder, nor shall such application extend or reduce the amount of such payments.

          (g) In the event of the exercise of any of Grantee's rights under this Deed (including, without limitation, exercise of the power of sale granted herein and foreclosure of this Deed as a mortgage) or other transfer of title to the Subject Property in extinguishment of the Indebtedness, all right, title and interest of Grantor in and to any insurance policies then in force shall pass to the purchaser or grantee and Grantor hereby appoints Grantee its attorney-in-fact, in Grantor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

          (h) Upon written notice to Grantor, Grantee after the occurrence of and during the continuation of an Event of Default shall be entitled to require Grantor to pay monthly in advance to Grantee the equivalent of 1/12th of the estimated annual premiums due on such insurance.

          (i) Grantor may maintain insurance required under this Deed by means of one or more blanket insurance policies maintained by Grantor; provided, however, that (A) any such policy shall specify, or Grantor shall furnish to Grantee a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Subject Property and any sublimits in such blanket policy applicable to the Premises and the other Subject Property, (B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Subject Property in an amount equal to the coverages required to be maintained by Grantor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Subject Property.

          6. Restrictions on Liens and Encumbrances. Except as may be permitted by the Credit Agreement, Grantor shall not further mortgage, nor otherwise encumber the Subject Property nor create or suffer to exist any lien, charge or encumbrance on the Subject Property, or any part thereof, whether superior or subordinate to the lien of this Deed and whether recourse or non-recourse.

          7. Due on Sale and Other Transfer Restrictions. Except as may be permitted in the Credit Agreement, Grantor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Subject Property.

          8. Maintenance. Grantor shall maintain or cause to be maintained all the Improvements in good condition and repair (normal wear and tear excepted) and shall not commit or suffer any waste of the Improvements. Subject to the provisions of Section 5, Grantor shall repair, restore, replace or rebuild promptly any part of the Premises which may be damaged or destroyed by any casualty whatsoever. The Improvements shall not be demolished or materially altered, nor any material additions built, without the prior written consent of Grantee, which shall not be unreasonably withheld or delayed.

          9. Condemnation/Eminent Domain. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Subject Property, or any portion thereof, Grantor will notify Grantee of the pendency of such proceedings. Grantor authorizes Grantee, at Grantee's option and in Grantee's sole discretion, as attorney-in-fact for Grantor, to commence, appear in and prosecute, in Grantee's or Grantor's name, any action or proceeding relating to any condemnation of the Subject Property, or any portion thereof, and to settle or compromise any claim in connection with such condemnation. If Grantee elects not to participate in such condemnation proceeding, then Grantor shall, at its expense, diligently prosecute any such proceeding and shall consult with Grantee, its attorneys and experts and cooperate with them in any defense of any such proceedings. All awards and proceeds of condemnation shall be assigned to Grantee to be applied in the same manner as insurance proceeds, as provided above, and Grantor agrees to execute any such assignments of all such awards as Grantee may request.

          10. Restoration. If funds are released to Grantor for restoration of any of the Subject Property, then such restoration shall be performed only in accordance with the following conditions:

          (i) prior to the commencement of any restoration, the plans and specifications for such restoration, and the budgeted costs, shall be submitted to and approved by Grantee, which approval shall not be unreasonably withheld or delayed;

          (ii) prior to making any advance of restoration funds, Grantee shall be reasonably satisfied that the remaining restoration funds are sufficient to complete the restoration and to pay all related expenses, including interest on the Indebtedness and real estate taxes on the Premises, during restoration;

          (iii) at the time of any disbursement of the restoration funds, (A) no Event of Default shall then exist, (B) no mechanics' or materialmen's liens shall have been filed and remain undischarged, except those discharged by the disbursement of the requested restoration funds and (C) a satisfactory bring-down or continuation of title insurance on the Premises shall be delivered to Grantee;

          (iv) disbursements shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of reasonably satisfactory evidence of the stage of completion and of performance of the work in a good and workmanlike manner and in accordance with the contracts, plans and specifications acceptable to Grantee;

          (v) with respect to each advance of restoration funds, Grantee may retain 10% of the amount of such advance as a holdback until the restoration is fully completed;

          (vi) Grantee may impose such other conditions as are customarily imposed by construction lenders; and

          (vii) any restoration funds remaining shall be retained by Grantee and shall be applied by Grantee to its Indebtedness.

          11. Leases. (a) Except as may be permitted in the Credit Agreement, Grantor shall not lease any portion, or any interest in, the Subject Property.

          (b) In the event of the enforcement by Grantee of any remedy under this Deed, the lessee under any Lease shall, if requested by Grantee or any other person succeeding to the interest of Grantee as a result of such enforcement, attorn to Grantee or to such person and shall recognize Grantee or such successor in interest as lessor under the Lease without change in the provisions thereof; provided however, that Grantee or such successor in interest shall not be: (i) bound by any payment of an installment of rent or additional rent which may have been made more than 30 days before the due date of such installment; (ii) bound by any material amendment or modification to the Lease made without the consent of Grantee or such successor in interest; (iii) liable for any previous act or omission of Grantor (or its predecessors in interest);
(iv) responsible for any monies owing by Grantor to the credit of such lessee or subject to any credits, offsets, claims, counterclaims, demands or defenses which the lessee may have against Grantor (or its predecessors in interest); (v) bound by any covenant to undertake or complete any construction of the Premises or any portion thereof unless set forth in the Lease or any amendment approved by Grantee; or (vi) obligated to make any payment to such lessee other than any security deposit actually delivered to Grantee or such successor in interest. Each lessee or other occupant, upon request by Grantee or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment. In addition, Grantor agrees that each Lease entered into after the date of this Deed shall include language to the effect of subsections (d)-(g) of this Section; provided that the provisions of such subsections shall be self-operative and any failure of any Lease to include such language shall not impair the binding effect of such provisions on any lessee under such Lease.

          12. Further Assurances/Estoppel Certificates. To further assure Grantee's rights under this Deed, Grantor agrees upon written demand of Grantee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Subject Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Grantee to confirm the lien of this Deed and all other rights or benefits conferred on Grantee.

          13. Grantee's Right to Perform. If Grantor fails to perform any of the covenants or agreements of Grantor, Grantee, without waiving or releasing Grantor from any obligation or default under this Deed, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall be due from Grantor to Grantee promptly after written demand and the same shall be secured by this Deed and shall be a lien on the Subject Property prior to any right, title to, interest in or claim upon the Subject Property attaching subsequent to the lien of this Deed. No payment or advance of money by Grantee under this Section shall be deemed or construed to cure Grantor's default or waive any right or remedy of Grantee.

          14. Hazardous Materials, Etc.. (a) Grantor represents that other than as specifically identified in the Environmental Reports (as defined in the Credit Agreement) Grantor has never caused or permitted any Hazardous Materials (as defined in the Credit Agreement) to be placed, held, located or disposed of on, under or at the Premises, or any part thereof, in violation of applicable law and the Premises have never been used by Grantor as a dump site or storage (whether permanent or temporary) site for any Hazardous Materials in violation of applicable law.

          (b) Grantor represents that other than as specifically identified in the Environmental Reports (as defined in the Credit Agreement) (i) to Grantor's knowledge, the Premises are free of all Hazardous Materials (other than Hazardous Materials handled or stored in accordance with applicable law) and
(ii) the Premises have not been adversely affected by any Hazardous Material and are not in violation of any applicable Environmental Law (as defined in the Credit Agreement.

          (c) Grantor shall comply substantially with any and all applicable Environmental Laws, shall pay promptly when due the costs of removal of any Hazardous Material, and shall keep the Premises free of any lien imposed pursuant to any Environmental Law. In the event Grantor fails to do so, after notice to Grantor and the expiration of the earlier of (i) applicable cure periods hereunder, or (ii) the cure period permitted under the applicable Legal Requirement, Grantee may declare such failure an Event of Default or cause the Premises to be freed from the Hazardous Material and the cost of the removal with interest at the Default Rate shall be due from Grantor to Grantee and the same shall be added to the Indebtedness and be secured by this Deed. Grantor further agrees not to release or dispose of any Hazardous Material at the Premises in violation of applicable law or in a manner that could reasonably be expected to adversely affect the value or marketability of the Premises. In addition, Grantor agrees not to allow the manufacture, storage, transmission, presence or disposal of any Hazardous Material over or upon the Premises in violation of applicable law or in a manner that could reasonably be expected to adversely affect the value or marketability of the Premises. Upon a default by Grantor under this Section, Grantor shall give Grantee and its agents and employees access to the Premises to remove Hazardous Material. Grantor agrees to defend, indemnify and hold Grantee free and harmless from and against all loss, costs, damage and expense (including attorneys' fees and costs and consequential damages) Grantee may sustain by reason of (i) the imposition or recording of a lien by any Governmental Authority pursuant to any Environmental Law; (ii) claims of any private parties regarding violation of or liabilities under any Environmental Law; (iii) costs and expenses (including, without limitation, attorneys' fees and fees incidental to the securing of repayment of such costs and expenses) incurred by Grantor or Grantee in connection with the removal of any such lien or in connection with Grantor's or Grantee's compliance with or liability under any Environmental Law; and (iv) the assertion against Grantee by any party of any claim in connection with any Environmental Law.

          (d) The foregoing indemnification shall be a recourse obligation of Grantor and shall survive repayment of the Notes, notwithstanding any limitations on recourse which may be contained herein or in any Loan Documents or the delivery of any satisfaction, release or release deed, discharge or deed of reconveyance, or the assignment of this Deed by Grantee.

          15. Asbestos. Grantor shall not install or permit to be installed in the Premises asbestos or any substance containing asbestos and with respect to any such material currently present in the Premises shall promptly either (a) remove any material which such Environmental Laws deem harmful, hazardous or injurious and require to be removed or (b) otherwise comply with such Environmental Laws, at Grantor's expense. If Grantor shall fail to so remove or otherwise comply within 30 days after written notice from Grantee, Grantee may declare an Event of Default and/or do whatever is necessary to eliminate such substances from the Premises or otherwise comply with the applicable Legal Requirement, and the costs thereof, with interest at the Default Rate, shall be due from Grantor to Grantee within 10 days after written demand and the same shall be added to the

Indebtedness and be secured by this Deed. Grantor shall give Grantee and its agents and employees access to the Premises to remove such asbestos or substances. Grantor shall defend, indemnify, and save Grantee harmless from all loss, costs, damages and expense (including reasonable attorneys' fees and costs and consequential damages) asserted or proven against Grantee by any party, as a result of the presence of such substances or any removal or compliance with such Environmental Laws. The foregoing indemnification shall be a recourse obligation of Grantor and shall survive repayment of the Notes, notwithstanding any limitation on recourse which may be contained herein or in any of the Loan Documents or the delivery of any satisfaction, release or release deed, discharge or deed of reconveyance, or the assignment of this Deed by Grantee.

          16. Events of Default. The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

          17. Remedies.

          (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Grantee may have pursuant to the Loan Documents, or as provided by law, and without limitation, (a) if such event is an Event of Default specified in clause (i) or (ii) of Section 9(f) of the Credit Agreement with respect to the Grantor (an "Automatic Acceleration Default"), automatically the Indebtedness and all other amounts owing under the Notes, this Deed and the other Security Documents immediately shall become due and payable, and (b) if such event is any other Event of Default, by notice to Grantor, Grantee may declare the Indebtedness (together with accrued interest thereon) and all other amounts payable under the Notes, this Deed and the other Security Documents to be immediately due and payable. Except as expressly provided above in this Section or in the Credit Agreement, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, Grantee may immediately take such action, without further notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Subject Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Grantee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Grantee:

          (i) Grantee may, to the extent permitted by applicable law, (A) institute and maintain an action to foreclose this Deed as a lien against all or any part of the Subject Property, (B) institute and maintain an action on the Notes, (C) sell all or part of the Subject Property (Grantor expressly granting to Grantee the power of sale as more particularly described in subsection (iii) below), or (D) take such other action at law or in equity for the enforcement of this Deed or any of the Loan Documents as the law may allow. Grantee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements.

          (ii) Grantee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Subject Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Subject Property and each and every part thereof and exclude Grantor and its agents and employees therefrom without liability for trespass, damage or otherwise (Grantor hereby agreeing to surrender possession of the Subject Property to Grantee upon demand at any such time) and use, operate, manage, maintain and control the Subject Property and every part thereof. Following such entry and taking of possession, Grantee shall be entitled, without limitation, (x) to lease all or any part or parts of the Subject Property for such periods of time and upon such conditions as Grantee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Subject Property as Grantee shall deem appropriate as fully as Grantor might do.

          (iii) Grantor hereby grants to Grantee and assigns, the following irrevocable power of attorney and agency (which are coupled with an interest): to sell all or part of the Subject Property at auction, at the usual place for conducting sales at the Court House in the County where the land or any part thereof lies, in the State of Georgia, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four weeks immediately preceding such sale (but without regard to the number of days) in a newspaper published in the County where the land lies, or in the paper in which the Sheriff's advertisements for such County are published, all other notice being hereby waived by Grantor, and Grantee or any person on behalf of Grantee, or assigns, may bid and purchase at such sale and thereupon execute and deliver to the purchaser or purchasers at such sale a sufficient conveyance of said Subject Property with full warranty of title (or without warranties if Grantee shall so elect), in fee simple, which conveyance shall contain recitals as to the happenings of the default upon which the execution of the power of sale herein granted depends, and Grantor hereby constitutes and appoints Grantee and assigns, the agent and attorney in fact of Grantor to make such recitals, and hereby covenants and agrees that the recitals so to be made by Grantee, or assigns, shall be binding and conclusive upon Grantor, and assigns of Grantor, and that the conveyance to be made by Grantee or assigns, shall be effectual to perpetually bar all suits in law and in equity and the equity of redemption of Grantor, or the successors in interest of Grantor, in and to the Subject Property, and Grantee or assigns, shall collect the proceeds of such sale, and after reserving therefrom the entire amount of principal and accrued interest due, together with the amount of any taxes, liens, charges, including utility charges, if any, assessments and premiums of insurance or other payments theretofore paid by Grantee, with interest thereon from date of payment, together with all costs and expenses of sale and fifteen percentum of the aggregate amount due for attorney's fees, shall pay any over-plus to Grantor, or to the heirs or assigns of Grantor as provided by law. The power and agency hereby granted are coupled with an interest and are irrevocable and are granted as cumulative to all other remedies for collection and enforcement of the Indebtedness and the Obligations provided for herein or otherwise provided by law.

          (iv) Grantee may adjourn from time to time any sale by Grantee to be made under or by virtue of this Deed by announcement at the time and place appointed for such sale or for such adjourned sale or sales and upon notice to Grantor; and, except as otherwise provided by any applicable provision of law, Grantee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (v) Upon the completion of any sale or sales made by Grantee under or by virtue of this Section, Grantee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Grantee is hereby irrevocably appointed the true and lawful attorney of Grantor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Subject Property and rights so sold and for that purpose Grantee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Grantor.

          (vi) No recovery of any judgment by Grantee and no levy of an execution under any judgment upon the Subject Property or upon any other property of Grantor shall affect in any manner or to any extent, the lien and title of this Deed upon the Subject Property or any part thereof, or any liens, title, rights, powers or remedies of Grantee hereunder, but such liens, titles, rights, powers and remedies of Grantee shall continue unimpaired as before.

          (b) The holder of this Deed, in any action to exercise the rights granted hereunder (including, without limitation, exercise of the power of sale contained herein or foreclosure of this Deed as a mortgage), shall be entitled to the appointment of a receiver. In case of a any sale pursuant to this Deed, the Real Estate may be sold, at Grantee's election, in one parcel or in more than one parcel and Grantee is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Subject Property to be held.

          (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Deed, and notwithstanding to the contrary any exculpatory or non-recourse language which may be contained herein, Grantee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Grantee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Deed.

          18. Right of Grantee to Credit Sale. Upon the occurrence of any sale made under this Deed, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Grantee may bid for and acquire the Subject Property or any part thereof. In lieu of paying cash therefor, Grantee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Deed the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Grantee is authorized to deduct under this Deed. In such event, this Deed, the Notes and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

          19. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, Grantee as a matter of right and without notice to Grantor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Subject Property or any other collateral as security for the Indebtedness and Obligations or the interest of Grantor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Subject Property, and Grantor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Grantee in case of entry as provided in this Deed, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Subject Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Subject Property unless such receivership is sooner terminated.

          20. Extension, Release, etc. (a) Without affecting the lien or charge of this Deed upon any portion of the Subject Property not then or theretofore released as security for the full amount of the Indebtedness, Grantee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Grantee's option any parcel, portion or all of the Subject Property, (v) take or release any other or additional security for any obligation herein mentioned, or
(vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Deed shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Deed until the lien amount shall equal the principal amount of the Indebtedness outstanding.

          (b) No recovery of any judgment by Grantee and no levy of an execution under any judgment upon the Subject Property or upon any other property of Grantor shall affect the estate granted by this Deed or any liens, rights, powers or remedies of Grantee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

          (c) If Grantee shall have the right to exercise the rights granted herein (including, without limitation, exercise of the power of sale or foreclosure of this Deed as a mortgage), Grantor authorizes Grantee at its option to sell the Subject Property or to foreclose the lien of this Deed subject to the rights of any tenants of the Subject Property. The failure to make any such tenants parties defendant to any such sale or proceeding and to extinguish their rights will not be asserted by Grantor as a defense to any proceeding instituted by Grantee to collect the Indebtedness or to foreclose the lien of this Deed.

          (d) Unless expressly provided otherwise, in the event that ownership of this Deed and title to the Subject Property or any estate therein shall become vested in the same person or entity, this Deed shall not merge in such title but shall continue as a valid lien on the Subject Property for the amount secured hereby.

          21. Security Agreement under Uniform Commercial Code. (a) It is the intention of the parties hereto that this Deed shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "Code") of the State of Georgia. If an Event of Default shall occur under this Deed, then in addition to having any other right or remedy available at law or in equity, Grantee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Subject Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Subject Property in accordance with Grantee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Grantee shall elect to proceed under the Code, then five days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Grantee shall include, but not be limited to, attorneys' fees and legal expenses. At Grantee's request, Grantor shall assemble the personal property and make it available to Grantee at a place designated by Grantee which is reasonably convenient to both parties.

          (b) Grantor and Grantee agree, to the extent permitted by law, that:
(i) all of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) this Deed upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; (iii) Grantor is the record owner of the Real Estate; and (iv) the addresses of Grantor and Grantee are as set forth on the first page of this Deed.

          (c) Grantor, upon request by Grantee from time to time, shall execute, acknowledge and deliver to Grantee one or more separate security agreements, in form satisfactory to Grantee, covering all or any part of the Subject Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Grantee may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Deed and such security instrument. Grantor further agrees to pay to Grantee within 10 days after written demand all costs and expenses incurred by Grantee in connection with the preparation, execution, recording, filing and refiling of any such document and all reasonable costs and expenses of any record searches for financing statements Grantee shall reasonably require. Grantor shall from time to time, on request of Grantee, deliver to Grantee an inventory in reasonable detail of any of the Subject Property which constitutes personal property. If Grantor shall fail to furnish any financing or continuation statement within 10 days after request by Grantee, then pursuant to the provisions of the Code, Grantor hereby authorizes Grantee, without the signature of Grantor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Grantee to proceed against any personal property encumbered by this Deed as real property, as set forth above.

          22. Assignment of Rents. Grantor hereby assigns to Grantee the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Grantor grants to Grantee the right to enter the Subject Property for the purpose of collecting the same and to let the Subject Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Grantee hereby waives the right to enter the Subject Property for the purpose of collecting the Rents and Grantor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Deed; such right of Grantor to collect, receive, use and retain the Rents may be revoked by Grantee upon the occurrence of any Event of Default under this Deed by giving not less than five days' written notice of such revocation to Grantor; in the event such notice is given, Grantor shall pay over to Grantee, or to any receiver appointed to collect the Rents, any lease security deposits. Grantor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

          23. Trust Funds. All lease security deposits of the Real Estate shall be treated as trust funds not to be commingled with any other funds of Grantor. Within 10 days after request by Grantee, Grantor shall furnish Grantee satisfactory evidence of compliance with this subsection, together with a statement of all lease security deposits by lessees and copies of all Leases not previously delivered to Grantee, which statement shall be certified by Grantor.

          24. Additional Rights. The holder of any subordinate lien or deed to secure debt on the Subject Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Deed nor shall any holder of any subordinate lien or deed to secure debt join any tenant under any Lease in any action to foreclose the lien or exercise the rights under such deed to secure debt or modify, interfere with, disturb or terminate the rights of any tenant under any Lease. By recordation of this Deed all holders or subordinate liens or deeds to secure debt are subject to and notified of this provision, and any action taken by any such holder contrary to this provision shall be null and void. Upon the occurrence of any Event of Default, Grantee may, in its sole discretion and without regard to the adequacy of its security under this Deed, apply all or any part of any amounts on deposit with Grantee under this Deed against all or any part of the Indebtedness. Any such application shall not be construed to cure or waive any Default or Event of Default or invalidate any act taken by Grantee on account of such Default or Event of Default.

          25. Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been sufficiently given or served when served in the manner set forth in the Credit Agreement.

          26. No Oral Modification. This Deed may not be changed or terminated orally. Any agreement made by Grantor and Grantee after the date of this Deed relating to this Deed shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

          27. Partial Invalidity. In the event any one or more of the provisions contained in this Deed shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Deed or in any provisions of the Indebtedness or Loan Documents, the obligations of Grantor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that Grantee shall not charge, take or receive, nor shall Grantor or any other obligor be obligated to pay to Grantee, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Grantee.

          28. Grantor's Waiver of Rights. To the fullest extent permitted by law, Grantor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Subject Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Subject Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, homestead, extension or redemption, or requiring Grantee to exercise the rights granted herein (including, without limitation, exercise of the power of sale or foreclosure of this Deed as a mortgage) before exercising any other remedy granted hereunder and Grantor, for Grantor and its successors and assigns, and for any and all persons ever claiming any interest in the Subject Property, to the extent permitted by law, hereby waives and releases all rights of redemption, homestead, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of Grantee's exercise of the rights granted herein (including, without limitation, exercise of the power of sale or foreclosure of this Deed as a mortgage).

          29. Remedies Not Exclusive. Grantee shall be entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Deed or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by deed to secure debt, mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed nor its enforcement, shall prejudice or in any manner affect Grantee's right to realize upon or enforce any other security now or hereafter held by Grantee, it being agreed that Grantee shall be entitled to enforce this Deed and any other security now or hereafter held by Grantee in such order and manner as Grantee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Grantee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Grantee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Grantee. In no event shall Grantee, in the exercise of the remedies provided in this Deed (including, without limitation, in connection with the assignment of Rents to Grantee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Subject Property), be deemed a "mortgagee in possession," and Grantee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

          30. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Deed, Grantee shall now or hereafter hold one or more additional deeds to secure debt, mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located (whether or not such property is owned by Grantor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Grantee may, at its election, commence or consolidate in a single sale or foreclosure action all sales and foreclosure proceedings against all such collateral securing the Indebtedness (including the Subject Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Grantor acknowledges that the right to maintain a consolidated sale or foreclosure action is a specific inducement to Grantee to extend the Indebtedness, and Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the sale or foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. Grantor further agrees that if Grantee shall be prosecuting one or more sale or foreclosure or other proceedings against a portion of the Subject Property or against any collateral other than the Subject Property, which collateral directly or indirectly secures the Indebtedness, or if Grantee shall have fulfilled the statutory requirements for a sale or shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such sale or other proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Grantee may commence or continue sale or foreclosure proceedings and exercise its other remedies granted in this Deed against all or any part of the Subject Property and Grantor waives any objections to the commencement or continuation of a sale or foreclosure pursuant to this Deed or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Deed or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to sell the Subject Property pursuant hereto or to foreclose this Deed nor the exercise of any other rights hereunder nor the recovery of any judgment by Grantee in any such proceedings shall prejudice, limit or preclude Grantee's right to commence or continue one or more sales or foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Indebtedness, and Grantor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Deed, and Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Deed on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Grantee may, at its election, cause the sale of all collateral which is the subject of a single sale or foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

          31. Successors and Assigns. All covenants of Grantor contained in this Deed are imposed solely and exclusively for the benefit of Grantee and its successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Grantee at any time if in its sole discretion (subject to the terms of the Credit Agreement) it deems such waiver advisable. All such covenants of Grantor shall run with the land and bind Grantor, the successors and assigns of Grantor (and each of them) and all subsequent owners, encumbrancers and tenants of the Subject Property, and shall inure to the benefit of Grantee, its successors and assigns. The word "Grantor" shall be construed as if it read "Grantors" whenever the sense of this Deed so requires and if there shall be more than one Grantor, the obligations of the Grantors shall be joint and several.

          32. No Waivers, etc. Any failure by Grantee to insist upon the strict performance by Grantor of any of the terms and provisions of this Deed shall not be deemed to be a waiver of any of the terms and provisions hereof, and Grantee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions of this Deed to be performed by Grantor. Grantee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Subject Property, any part of the security held for the obligations secured by this Deed without, as to the remainder of the security, in any way impairing or affecting the lien of this Deed or the priority of such lien over any subordinate lien.

          33. Governing Law, etc. This Deed shall be governed by and construed in accordance with the laws of the State of Georgia, except that Grantor expressly acknowledges that by its terms the Notes shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Grantor agrees that in any in personam proceeding related to this Deed the rights of the parties to this Deed shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

          34. Waiver of Trial by Jury. Grantor and Grantee each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Deed and for any counterclaim brought therein.

          35. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed shall be used interchangeably in singular or plural form and the word "Grantor" shall mean "each Grantor or any subsequent owner or owners of the Subject Property or any part thereof or interest therein," the word "Grantee" shall mean "Grantee or any subsequent holder of the Notes," the word "Notes" shall mean "the Notes or any other evidence of indebtedness secured by this Deed," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Subject Property" shall include any portion of the Subject Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Deed are for convenience or reference only and in no way limit or amplify the provisions hereof.

          36. WAIVER OF GRANTOR'S RIGHTS. BY EXECUTION OF THIS DEED AND BY INITIALING THIS ARTICLE, GRANTOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTES AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE SUBJECT PROPERTY BY NONJUDICIAL SALE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE (EXCEPT AS OTHERWISE PROVIDED HEREIN); (B) EXCEPT TO THE EXTENT PROVIDED OTHERWISE HEREIN, WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS DEED; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION:

                                       INITIALED BY GRANTOR:


                                    /s/
                                   ----------------
                                   By:_____________

          This Deed has been duly executed by Grantor on the date first above written.

                                       THE WILLIAM CARTER COMPANY


                                       By: /s/
                                          --------------------------------
                                          Name:


                                       [CORPORATE SEAL]

Signed, sealed and delivered
this ____ day of December, 1996,
in the presence of:


 /s/
--------------------------------
Unofficial Witness


________________________________
Notary Public

My commission expires:

[NOTARY SEAL]

                                   Schedule A

                           Description of the Premises

                    [Attach Legal Description of all parcels]

                                                         [Lamar County, Georgia]


                       After recording, please return to:

                           Simpson Thacher & Bartlett
                          a partnership which includes
                            professional corporations
                              425 Lexington Avenue
                            New York, New York 10017
                           Attention: Dennis D. Kiely


                               DEED TO SECURE DEBT
                             AND SECURITY AGREEMENT

                                      from

                       THE WILLIAM CARTER COMPANY, Grantor

                                       to

           THE CHASE MANHATTAN BANK, as Administrative Agent, Grantee

                          DATED AS OF DECEMBER 23, 1996


NOTICE: THIS INSTRUMENT CONTAINS, INTER ALIA, OBLIGATIONS WHICH MAY PROVIDE FOR A VARIABLE RATE OF INTEREST AND/OR FUTURE AND/OR REVOLVING CREDIT ADVANCES OR READVANCES, WHICH, WHEN MADE, SHALL HAVE THE SAME PRIORITY AS ADVANCES OR READVANCES MADE ON THE DATE HEREOF WHETHER OR NOT (I) ANY ADVANCES OR READVANCES WERE MADE ON THE DATE HEREOF AND (II) ANY INDEBTEDNESS IS OUTSTANDING AT THE TIME ANY ADVANCE OR READVANCE IS MADE.

THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTES AND ALL OTHER OBLIGATIONS SECURED BY THIS MORTGAGE IS $100,000,000.

                                                      [Spalding County, Georgia]


                       After recording, please return to:

                           Simpson Thacher & Bartlett
                          a partnership which includes
                            professional corporations
                              425 Lexington Avenue
                            New York, New York 10017
                           Attention: Dennis D. Kiely


                               DEED TO SECURE DEBT
                             AND SECURITY AGREEMENT

                                      from

                       THE WILLIAM CARTER COMPANY, Grantor

                                       to

           THE CHASE MANHATTAN BANK, as Administrative Agent, Grantee

                          DATED AS OF DECEMBER 23, 1996


NOTICE: THIS INSTRUMENT CONTAINS, INTER ALIA, OBLIGATIONS WHICH MAY PROVIDE FOR A VARIABLE RATE OF INTEREST AND/OR FUTURE AND/OR REVOLVING CREDIT ADVANCES OR READVANCES, WHICH, WHEN MADE, SHALL HAVE THE SAME PRIORITY AS ADVANCES OR READVANCES MADE ON THE DATE HEREOF WHETHER OR NOT (I) ANY ADVANCES OR READVANCES WERE MADE ON THE DATE HEREOF AND (II) ANY INDEBTEDNESS IS OUTSTANDING AT THE TIME ANY ADVANCE OR READVANCE IS MADE.

THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTES AND ALL OTHER OBLIGATIONS SECURED BY THIS MORTGAGE IS $100,000,000.

                                                         [Troup County, Georgia]


                       After recording, please return to:

                           Simpson Thacher & Bartlett
                          a partnership which includes
                            professional corporations
                              425 Lexington Avenue
                            New York, New York 10017
                           Attention: Dennis D. Kiely


                               DEED TO SECURE DEBT
                             AND SECURITY AGREEMENT

                                      from

                       THE WILLIAM CARTER COMPANY, Grantor

                                       to

           THE CHASE MANHATTAN BANK, as Administrative Agent, Grantee

                          DATED AS OF DECEMBER 23, 1996


NOTICE: THIS INSTRUMENT CONTAINS, INTER ALIA, OBLIGATIONS WHICH MAY PROVIDE FOR A VARIABLE RATE OF INTEREST AND/OR FUTURE AND/OR REVOLVING CREDIT ADVANCES OR READVANCES, WHICH, WHEN MADE, SHALL HAVE THE SAME PRIORITY AS ADVANCES OR READVANCES MADE ON THE DATE HEREOF WHETHER OR NOT (I) ANY ADVANCES OR READVANCES WERE MADE ON THE DATE HEREOF AND (II) ANY INDEBTEDNESS IS OUTSTANDING AT THE TIME ANY ADVANCE OR READVANCE IS MADE.

THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTES AND ALL OTHER OBLIGATIONS SECURED BY THIS MORTGAGE IS $100,000,000.

                          TRADEMARK SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of October 30, 1996 made by TWCC ACQUISITION CORP., a Massachusetts corporation (to be merged with and into The William Carter Company, the "Company"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the several lenders (the "Lenders") from time to time parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H :

          WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lenders and the Administrative Agent, the Lenders have severally agreed to make loans to, and the Issuing Lender (as defined in the Credit Agreement) has agreed to issue and certain of the other Lenders have agreed to participate in letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and the obligation of the Issuing Lender to issue and the Lenders to participate in letters of credit for the account of, the Company under the Credit Agreement that the Company shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, the Company under the Credit Agreement, the Company hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

          1.1 Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Administrative Agent for the ratable benefit of the Lenders a continuing security interest in all of the right, title and interest of the Company in, to and under (i) all Trademarks and Trademark Licenses, whether now existing or hereafter from time to time acquired; and (ii) all Proceeds and Products thereof (all of the above, collectively, the "Collateral").

          (b) The security interest of the Administrative Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which the Company may acquire at any time during the continuation of this Agreement.

                                   ARTICLE II

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

          2.1 Rights of Administrative Agent and Lenders; Limitations on Administrative Agent's and Lenders' Obligations. (a) Company Remains Liable under Trademark Licenses. Anything herein to the contrary notwithstanding, the Company shall remain liable under each of the Trademark Licenses to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Trademark License. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Trademark License by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Trademark License pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any Trademark License, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Trademark License, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Notice to Contracting Parties. At any time after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent the Company shall, and the Administrative Agent may (with concurrent notice to the Company thereof), notify parties to the Trademark Licenses that the Trademark Licenses have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with parties to the Trademark Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

          2.2 Representations and Warranties. The Company hereby represents and warrants that: (i) Schedule I hereto includes all material Trademarks and Trademark Licenses owned by the Company in its own name as of the date hereof;
(ii) to the best of the Company's knowledge, except as set forth on Schedule I, each Trademark is valid, subsisting, unexpired and enforceable and has not been abandoned; (iii) except as set forth in Schedule I, none of such

Trademarks is the subject of any licensing or franchise agreement; (iv) all licenses of the Company's Trademarks are in force and, to the best knowledge of the Company, not in default; (v) no holding, decision or judgment has been rendered by any Governmental Authority with respect to any Trademark which would limit, cancel or question the validity of any Trademark; (vi) except as set forth on Schedule I, no action or proceeding is pending or, to the knowledgeof the Company, threatened (x) seeking to limit, cancel or question the validity of any material Trademark or the Company's ownership thereof, or (y) which, if adversely determined, would have a material adverse effect on the value of any material Trademark.

          2.3 Covenants. The Company covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent (i) the Company (either itself or through licensees) will, except with respect to any Trademark that the Company shall reasonably determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 45 days after such use or adoption the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

          (b) The Company will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any Trademark may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Company's ownership of any Trademark or its right to register the same or to keep and maintain the same.

          (c) Whenever the Company, either by itself or through any agent, employee, licensee or designee, shall file for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the Company shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby appoints and constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

          (d) The Company, except with respect to any Trademark the Company shall reasonably determine is of immaterial economic value to it or it otherwise reasonably determines not to so do and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

          (e) In the event that any Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Company shall promptly notify the Administrative Agent and the Lenders after it learns thereof and shall, unless the Company shall reasonably determine that such Trademark is of immaterial economic value to the Company, which determination the Company shall promptly report to the Administrative Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Trademark.

          2.4 Administrative Agent's Appointment as Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Administrative Agent the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

          (a) in the name of the Company or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Trademark License or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Trademark License or with respect to any other Collateral whenever payable;

          (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, provided that if such taxes are being contested in good faith and by appropriate proceedings, the Administrative Agent and the Lenders will consult with the Company before making any such payment; and

          (c) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
     (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral;
     (iv) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (v) to settle, compromise or adjust any suit, action or proceeding described in clause (iv) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vi) to assign any Trademark (along with the goodwill of the business to which any such Trademark pertains)throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Company's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          2.5 Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the

Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect subject to subsection 4.9 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                                   ARTICLE III

                                   DEFINITIONS

          Unless otherwise defined herein or in the preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined and the following terms shall have the following meanings:

          "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Obligations" means (i) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or to the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise, and (ii) all obligations of the Company to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement.

          "Proceeds" means "proceeds", as such term is defined in Section 9-306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Company, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Company from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Company in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

          "Products" are used herein as so defined in the Code.

          "Trademark License" means any agreement, written or oral, providing for the grant by or to the Company of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule I hereto.

          "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source of business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
     Schedule I hereto, and (b) all renewals thereof.

                                   ARTICLE IV

                                  MISCELLANEOUS

          4.1 Amendments, etc. with Respect to the Obligations. The Company shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against the Company, and without notice to or further assent by the Company, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by the Administrative Agent, the Issuing Lender or any Lender, and any of the Obligations continued, and the Obligations, or the liability of the Company or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent, the Issuing Lender or any Lender, and the Credit Agreement, the Notes, the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Administrative Agent, the Issuing Lender or any Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent, the Issuing Lender or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Administrative Agent, the Issuing Lender or any Lender shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between the Company and the Administrative Agent, the Issuing Lender or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Obligations.

          4.2 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          4.3 Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          4.4 Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          4.5 No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Subsection 4.6 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Issuing Lender or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Issuing Lender or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          4.6 Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Security Agreement represents the entire agreement of the Company with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company and the Administrative Agent, provided that any provision of this Security Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          4.7 Notices. All notices, requests and demands to or upon the Company or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement.

          4.8 Counterparts. This Security Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          4.9 Authority of Administrative Agent. The Company acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the

Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Company, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Company shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          4.10 Releases. The Administrative Agent and the Lenders agree to cooperate with the Company and its Subsidiaries with respect to any sale permitted by subsection 8.5 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 8.5 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

          4.11 Termination. This Security Agreement (other than with respect to any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the Company, or to such person or persons as the Company shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of the Company.

          IN WITNESS WHEREOF, the Company and the Administrative Agent have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                       TWCC ACQUISITION CORP.


                                       By: /s/
                                          --------------------------------
                                          Title:



                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent


                                       By: /s/
                                          --------------------------------
                                          Title:

                 Schedule I to the Trademark Security Agreement


I.    Trademarks and Servicemarks (Registration or Application)

All registered trademarks, unless otherwise noted, are registered in the United States

Mark                           Number         Date        Comments
B# SHARP and design               704,992      9/27/60    Security interest

B# SHARP and design             1,245,366      7/12/83    Security interest; CANCELLED
                                                           9/14/90

CARTER'S                       74/006,465     11/16/89    Published 6/18/91; Security interest;
                                                           Pending opposition action by Carter
                                                           Footwear, Inc. filed 9/13/91

CARTER'S                       74/006,457     11/16/89    ABANDONED 1/5/91

CARTER'S                       74/006,465     11/16/89    Allowance filed; 8/25/92; Security
                                                           interest

CARTER'S                        1,117,280       5/1/79    Security interest

CARTER'S                        1,823,529      2/22/94    Security interest

CARTER'S                        1,830,836      4/12/94    Security interest

CARTER'S                        1,839,028       6/7/94    Security interest

CARTER'S                        1,861,582       1/8/94

CARTER'S block letters             65,969      11/5/07    Renewed 11/5/87; Security interest

CARTER'S stylized letters         153,906      3/28/22    Renewed 3/28/82; Security interest

CARTER'S stylized letters         328,815      10/8/35    Renewed 8/28/95; Security interest

CARTER BABY                     1,255,389     10/25/83    CANCELLED 2/28/90; Security
                                                           interest

CARTERETTE stylized letters       551,796      12/4/51    EXPIRED; Security interest

CARTER'S COMFORT YOU'VE        74/485,195       2/1/95    ABANDONED 7/20/95
GROWN TO LOVE

CARTER'S COMFORT YOU'VE        74/654,960       4/3/95    Pending
GROWN TO LOVE

CARTER'S DIFFERENT BY          74/428,169      8/24/93    ABANDONED 7/20/95
DESIGN

CARTER'S DIFFERENT BY          74/654,959       4/3/95    Pending
DESIGN

CARTER'S DIFFERENT BY          74/428,159      8/24/93    ABANDONED 7/20/95
DESIGN and design

CARTER'S DIFFERENT BY          74/654,962       4/3/95    Pending
DESIGN and design

Mark                           Number         Date        Comments
CARTER'S FOR KIDS              74/723,096      8/31/95    Pending

CARTER'S FUZZY FLEECE          75/063,631      2/26/96    Pending

CARTER'S GROWBODY and           1.819.993       2/8/94
design

CARTER'S LITTLE HEIRLOOMS      74/646,836      3/15/95    Pending

CARTER-SET                        685,606      9/22/59    Renewed 9/22/79; Security interest

CARTER-SET stylized letters       572,460      3/24/53    EXPIRED; Security interest

THIS GARMENT IS CARTER-SET        572,462      3/24/53    Renewed 8/6/93; Security interest
WILL NOT SHRINK OUT OF FIT
and design

COMFORT YOU'VE GROWN TO        74/485,175       2/1/94    ABANDONED 7/20/95
LOVE

COMFORT YOU'VE GROWN TO        74/654,961       4/3/95
LOVE

Design only                    74/163,278       5/3/91    ABANDONED 1/15/93; Security
                                                          interest

Design only                     1,305,988      1/20/84    CANCELLED 11/4/92; Security
                                                          interest

Design only                     1,813,781     12/28/93

DIAPENDA                          507,250       3/1/49    EXPIRED 3/1/89; Security interest

HANDY-CUFFS stylized letters      608,901      7/12/55    Renewed 7/12/95; Security interest

HEART/TREE LOGO                74/059,944      5/17/90    ABANDONED 6/24/91; Security
                                                          interest

JAMAKINS                        1,418,444     11/25/86    Security interest

JIFFON                            333,749       4/7/36    Renewed 1/23/96; Security interest

NEVABIND                          500,112      4/20/48    Renewed 4/20/88; Security interest

SINGING NEEDLES and design        620,434      1/31/56    Renewed 1/31/76; Renewed in 1966;
                                                          Security interest

SPANKY PANTS stylized letters     583,493      12/8/53    EXPIRED; Security interest

TODAY'S CLASSICS                1,552,944      8/22/89    Security interest

T.O.T.S.                       74/555,673       8/1/94    Allowance filed 3/5/96

TRIGS                             993,457      9/24/74    EXPIRED; Security interest

TYKES                           1,515,444      12/6/88    Security interest

TYKES and design                1,515,445      12/6/88    Security interest

TYKES stylized letters            353,040     12/21/37    Renewed 12/21/77; Security interest

II.  Trademark Licenses

     A. The William Carter Company, as Licensor

Licensee                              Expiration Date           Renewal Options

Borden Home Wallcoverings                 12/31/97                     No

Dolly, Inc.                               12/31/96                     No

Excellence Underwear                      12/31/99                     No

Gold, Inc.                                12/31/00                    Yes

Kolcraft Enterprises, Inc.                12/31/97                     No

Mitzi International                       12/31/96                    Yes

Monogram                                  12/31/96                     No

Mount Vernon Mills                        12/31/97                    Yes

Prestige Toy Corp.                        12/31/00                 Exercised

Samara Bros., Inc.                        12/31/99                 Exercised

Sara Lee                                  12/21/00                    Yes

Stonemark, Inc.                           12/31/98                    Yes


     B. The William Carter Company, as Licensee

Licensee                              Expiration Date           Renewal Options

Christian Dior New York, Inc.,            12/31/98                     No
licensing to Carole Hochman Designs,
licensing to Lehoc, Inc., licensing
to The William Carter Company

III. Trade Names

     BABY DIOR
     BOYNTON FOR KIDS
     CAMPBELL KIDS
     CARTERS
     CARTER'S
     CARTER'S GROWBODY
     CARTER'S NATURAL
     CHRISTIAN DIOR
     INNERWOOL
     REMIRA
     TYKES